As filed with the Securities and Exchange Commission on November 9, 2018

1933 Act Registration File No. 333-227361

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[      ]          Pre-Effective Amendment No. ___
[  X  ]          Post-Effective Amendment No. 1

(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
 (Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (817) 391-6100
Gene L. Needles, Jr., President
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
(Name and Address of Agent for Service)

Copy to:
Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

This Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 shall become effective immediately upon filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Investor Class shares of American Beacon Tocqueville International Value Fund, a series of the Registrant.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities (File Nos. 033-11387 and 811-04984).

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:
Cover Sheet
Contents of Registration Statement
Letter to Shareholders
Notice of Special Meeting
Questions and Answers
Part A - Combined Proxy Statement and Prospectus
Part B - Statement of Additional Information
Part C - Other Information
Signature Page
Exhibit Index

THE TOCQUEVILLE TRUST
The Tocqueville International Value Fund

40 West 57th Street, 19th Floor
New York, NY 10019
November 9, 2018
Your action is required. Please vote today.
Dear shareholders:
A Special Meeting of Shareholders (the “Meeting”) of The Tocqueville International Value Fund (the “Target Fund”), a series of The Tocqueville Trust, a Massachusetts business trust, will be held at 11:00 a.m. Eastern Time on December 13, 2018, at The Tocqueville Trust’s office, 40 West 57th Street, 19th Floor, New York, NY 10019.  At the Meeting, shareholders of the Target Fund will be asked to approve a proposed Agreement and Plan of Reorganization and Termination (the “Plan”), which provides for the reorganization of the Target Fund into the American Beacon Tocqueville International Value Fund (the “Acquiring Fund”), a series of American Beacon Funds, a Massachusetts business trust (the “Reorganization”), as further described below.
The purpose of the Reorganization is to move the Target Fund to the American Beacon Family of Funds.  The Acquiring Fund is designed to be substantially similar from an investment perspective to the Target Fund.  Tocqueville Asset Management L.P. (“Tocqueville”) is the current investment advisor of the Target Fund and, in that capacity, makes day-to-day investment decisions for the Target Fund.  Tocqueville will serve as the sub-advisor of, and will make day-to-day investment decisions for, the Acquiring Fund.  The Reorganization will shift management oversight responsibility for the Target Fund to American Beacon Advisors, Inc. (the “Manager”).  The Manager is an experienced provider of investment advisory services to institutional and retail investors, with approximately $34.1 billion in mutual fund assets and $59.2 billion in overall assets under management as of July 31, 2018.
If the Plan is approved by the Target Fund’s shareholders, and certain other conditions are fulfilled, the Reorganization is expected to take effect on or about January 18, 2019.  At that time, the Target Fund will transfer all of its assets and known liabilities to the Acquiring Fund in exchange for Investor Class shares of the Acquiring Fund and the Target Fund shares that you own would, in effect, be exchanged on a tax-free basis for Investor Class shares of the Acquiring Fund with the same aggregate value.  Investor Class shares of the Acquiring Fund would be distributed pro rata by the Target Fund to shareholders in complete liquidation of the Target Fund.  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the exchange of their shares.
The Reorganization is contingent on all of the conditions of the Plan being satisfied. Therefore, if the conditions of the Plan are not satisfied or waived by mutual agreement of the parties thereto, the Reorganization will not occur, even if the Plan is approved by shareholders, and Tocqueville will continue to serve as investment advisor to the Target Fund.
The Board of Trustees of the Target Fund unanimously recommends that shareholders of the Target Fund vote in favor of the proposed Reorganization.

How to vote:
While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:
Mail:	Complete the enclosed proxy card and return it in the enclosed postage-prepaid envelope;
Internet:	The web address and instructions for voting online can be found on the enclosed proxy card; and
Phone:	Cast your vote by automated touchtone phone or with a proxy voting representative by calling one of the toll-free numbers found on the enclosed proxy card.
The attached Combined Proxy Statement and Prospectus contains further information regarding the Reorganization and the Acquiring Fund.  Please read it carefully before voting.  If you have any questions regarding the Reorganization or the proxy card, or need assistance voting your shares, please contact Broadridge Financial Solutions, the Target Fund’s proxy solicitor, toll-free at 1-844-670-2149 or the Tocqueville Trust toll-free at 1-800-697-3863.
Your vote is very important to us. Thank you for your response and for your continued investment in the Tocqueville Family of Funds.
Respectfully,

Robert W. Kleinschmidt President The Tocqueville Trust

2

THE TOCQUEVILLE TRUST
The Tocqueville International Value Fund

40 West 57th Street, 19th Floor
New York, NY 10019

QUESTIONS AND ANSWERS

This is a brief overview of the Reorganization proposed for The Tocqueville International Value Fund.  We encourage you to read the full text of the attached Combined Proxy Statement and Prospectus for more information.
Question:  What is happening?
Answer:  On September 13, 2018, The Tocqueville Trust (the “Target Trust”), a Massachusetts business trust, announced that the Board of Trustees of the Target Trust had approved an Agreement and Plan of Reorganization and Termination (the “Plan”), which provides for the reorganization of The Tocqueville International Value Fund (the “Target Fund”), a series of the Target Trust, into the American Beacon Tocqueville International Value Fund (the “Acquiring Fund”), a newly created series of American Beacon Funds (the “Acquiring Trust”), a Massachusetts business trust (the “Reorganization”).
The Plan requires approval by shareholders of the Target Fund, and if the Plan is approved, the Reorganization is expected to close on or about January 18, 2019, or such other date as the parties to the Plan may agree.
In this Question and Answers section, the Target Fund and Acquiring Fund may be referred to as a “Fund” and collectively, the “Funds.”
Question:  Why did you send me this document?
Answer:  The attached Combined Proxy Statement and Prospectus is a proxy statement for the Target Fund and a prospectus for the Investor Class shares of the Acquiring Fund (collectively, the “Proxy Statement”).  The purposes of the Proxy Statement are to: (1) solicit votes from shareholders of the Target Fund to approve the Plan, the form of which is attached to the Proxy Statement as Appendix A, and (2) provide information regarding the Investor Class shares of the Acquiring Fund. The Proxy Statement contains information that shareholders of the Target Fund should know before voting on the Plan.  The Proxy Statement should be retained for future reference.
Question:  What is the purpose of the Reorganization? Why did Tocqueville Asset Management L.P. propose the Reorganization?
Answer:  The purpose of the Reorganization is to move the Target Fund to the American Beacon Family of Funds.  The Acquiring Fund is designed to be substantially similar from an investment perspective to the Target Fund.  Tocqueville Asset Management L.P. (“Tocqueville” or “Sub-Advisor”) is the current investment advisor of the Target Fund and, in that capacity, makes day-to-day investment decisions for the Target Fund.  Tocqueville will serve as the sub-advisor of, and will make day-to-day investment decisions for, the Acquiring Fund.  The Reorganization will shift management oversight responsibility for the Target Fund to American Beacon Advisors, Inc. (the “Manager”).
Tocqueville has informed the Board of Trustees of the Target Trust that a primary driver for the proposal to reorganize the Target Fund into the Acquiring Fund was the strong distribution support that the Manager and its affiliates were expected to be able to provide with respect to the Acquiring Fund.  By increasing distribution, Tocqueville believes that the Reorganization increases the likelihood that the Acquiring Fund will grow and that the Target Fund’s current shareholders will experience economies of scale and efficiencies associated with the growth of assets.
i

Question:  How will the Reorganization work?
Answer:  In order to reconstitute the Target Fund as a series of the Acquiring Trust, the Acquiring Fund, a fund using substantially identical principal investment strategies and portfolio management techniques, has been created as a new series of the Acquiring Trust.  If the Plan is approved by the Target Fund’s shareholders, and certain other conditions are fulfilled, the Reorganization is expected to take effect on or about January 18, 2019.  At that time, the Target Fund will transfer all of its assets and known liabilities to the Acquiring Fund in exchange for Investor Class shares of the Acquiring Fund.  The Target Fund will then distribute the shares it receives from the Acquiring Fund to shareholders of the Target Fund.  Existing shareholders of the Target Fund will become shareholders of the Acquiring Fund’s Investor Class shares and, immediately after the Reorganization, each shareholder will hold Investor Class shares of the Acquiring Fund, equal in value, to the shares of the Target Fund that the shareholder held immediately prior to the Reorganization.  Subsequently, the Target Fund will be liquidated.  The Target Fund shares that you own would, in effect, be exchanged on a tax-free basis for Investor Class shares of the Acquiring Fund with the same aggregate value.  Investor Class shares of the Acquiring Fund would be distributed pro rata by the Target Fund to shareholders in complete liquidation of the Target Fund.  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the exchange of their shares.
Question:  How will the Reorganization affect me as a shareholder?
Answer:  You will become a shareholder of Investor Class shares of the Acquiring Fund and will hold Investor Class shares of the Acquiring Fund equal in value to the Target Fund’s shares you hold immediately prior to the Reorganization.
The Acquiring Fund is designed to be substantially similar from an investment perspective to the Target Fund.  The investment objective and the investment strategies of the Acquiring Fund will be substantially similar to those of the Target Fund.  The Acquiring Fund’s investment limitations will be somewhat different from those of the Target Fund because the Acquiring Fund’s investment limitations are designed to align, where appropriate, to those applicable to other funds in the American Beacon Family of Funds.
Tocqueville, the current advisor to the Target Fund, will serve as the sub-advisor to the Acquiring Fund.  The Reorganization will shift management oversight responsibility for the Target Fund from Tocqueville to the Manager.  The Reorganization will affect other services currently provided to the Target Fund.  The following table outlines the service providers for the Target Fund and the comparable service providers for the Acquiring Fund.
	Target Fund	Acquiring Fund
Advisor	Tocqueville Asset Management L.P.	American Beacon Advisors, Inc.
Sub-Advisor	None	Tocqueville Asset Management L.P.
Administrator	Tocqueville Asset Management L.P.	American Beacon Advisors, Inc.
Distributor	Tocqueville Securities L.P.	Resolute Investment Distributors, Inc.
Transfer Agent	U.S. Bancorp Fund Services, LLC -- transfer agent and sub-administrator	DST Asset Manager Solutions, Inc. -- transfer agent and dividend paying agent
Custodian	U.S. Bank National Association	State Street Bank and Trust Company -- custodian and accounting agent and foreign custody manager
Auditor	Grant Thornton LLP	Ernst & Young LLP

Question:  Who will manage the Acquiring Fund?
Answer:  The Manager will be responsible for overseeing the management of the Acquiring Fund, and the Sub-Advisor will be primarily responsible for the day-to-day portfolio management of the Acquiring Fund.  In particular, the portfolio manager at the Sub-Advisor who is primarily responsible for the day-to-day portfolio management of the Target Fund will act as portfolio manager of the Acquiring Fund.  Either the Manager or the Sub-Advisor may invest the portion of the Fund’s assets that the Sub-Advisor determines to be allocated to short-term investments.
The Manager is an experienced provider of investment advisory services to institutional and retail investors, with approximately $34.1 billion in mutual fund assets and $59.2 billion in overall assets under management as of July 31, 2018.  Since 1986, the Manager has offered a variety of services and products, including corporate cash management, separate account management, and mutual funds.  The Manager serves retail clients as well as defined benefit plans, defined contribution plans, foundations, endowments, corporations, and other institutional investors. There are currently 37 series of the Acquiring Trust, including the Acquiring Fund. The American Beacon Family of Funds advised by the Manager currently includes international and domestic equity portfolios spanning a variety of longer-range investment strategies through balanced portfolios, as well as short-term investment options such as bond funds and money market funds.
The Sub-Advisor is a Delaware limited partnership that has been registered as an investment advisor with the Securities and Exchange Commission since April 1990 and has managed the affairs of the Target Fund since its inception.  The Sub-Advisor had approximately $10.7 billion in assets under management as of June 30, 2018.
Question:  How will the Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?
Answer:  It is anticipated that the total expense ratio of the Acquiring Fund’s Investor Class shares will be lower than the total expense ratio of the Target Fund’s shares.  A fee waiver and expense reimbursement agreement (a “fee waiver agreement”) is in effect through March 31, 2019 for the Target Fund and a fee waiver agreement will be in effect through February 28, 2021 for the Acquiring Fund.  The Acquiring Fund is expected to operate below its expense limitation cap under its fee waiver agreement.  After any applicable fee waivers, the total annual operating expense ratio of the Acquiring Fund’s Investor Class shares is expected to be slightly lower than the total annual operating expense ratio of the Target Fund’s shares.
Under the Acquiring Fund’s fee waiver agreement, the Manager has contractually agreed to waive fees and/or reimburse expenses through February 28, 2021, to the extent that the total annual fund operating expenses of the Acquiring Fund’s Investor Class shares (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed 1.25% of its average daily net assets. Currently, the estimated total expense ratio of the Acquiring Fund’s Investor Class shares is below the expense limitation cap, but there is no guarantee that the Acquiring Fund’s Investor Class shares will continue to operate below the expense limitation cap.  After the expiration of the current fee waiver agreement, if the Manager does not continue to reduce and/or reimburse expenses of the Acquiring Fund’s Investor Class shares, the total annual fund operating expenses of the Acquiring Fund’s Investor Class shares could exceed the limits set forth in the current fee waiver agreement.  If this occurs, the expenses borne by shareholders of the Acquiring Fund’s Investor Class shares will increase.  The Manager currently intends to recommend to the Acquiring Trust Board the continuation of the fee waiver agreement for the Acquiring Fund for the foreseeable future.  Tocqueville has contractually agreed to waive the Target Fund’s management fees and/or reimburse expenses through March 31, 2019, to the extent that the Target Fund’s total annual fund operating expenses (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation) exceed 1.25% of its average daily net assets.
The effective management fee rate of the Acquiring Fund is expected to be lower than the effective management fee rate currently paid by the Target Fund.  The management fee rate to be paid by the Acquiring Fund includes administrative services which are a separate expense for the Target Fund.  The Target Fund assesses no front-end sales charge or exchange fees on its shares, and no such fees will be assessed by the Acquiring Fund on the Investor Class shares.  The Acquiring Fund’s Investor Class shares will have no Rule 12b-1 distribution and service fee (“12b-1 fee”) while the Target Fund pays a 12b-1 fee at an annual rate of 0.25% of its average daily net assets. The Acquiring Fund will have a shareholder services fee at annual rates up to 0.375% of the average daily net assets attributable to the Acquiring Fund’s Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries.
Question:  Will the Reorganization result in any federal income tax liability for the Target Fund or its shareholders?
Answer:  We expect that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Target Trust and Acquiring Trust expect to receive a tax opinion confirming this position. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.
Question:  Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?
Answer:  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.
Question:  Why do I need to vote?
Answer:  Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote.  Your vote is very important to us regardless of the number of shares you own.
Question:  How does the Board of Trustees recommend that I vote?
Answer:  After careful consideration and upon the recommendation of Tocqueville, the Target Trust’s Board of Trustees unanimously recommends that shareholders of the Target Fund vote “FOR” the Plan.
Question:  What will happen if the Plan is not approved by shareholders of the Target Fund?
Answer:  If shareholders of the Target Fund do not approve the Plan, the Target Fund will not be reorganized into the Acquiring Fund and the Target Trust’s Board of Trustees will consider other available opportunities to increase Target Fund efficiencies and increase the Target Fund’s size.
Question:  Who is paying for expenses related to the Special Meeting and the Reorganization?
Answer:  The Manager and Tocqueville will bear all direct costs relating to the Reorganization, including the costs of preparing the Plan and Proxy Statement and seeking approval from the Target Fund’s shareholders of the Plan.  The Target Fund and its shareholders will not incur any direct expenses in connection with the Reorganization. The Manager and Tocqueville do not anticipate any indirect costs in connection with the Reorganization; however, any indirect costs, if any, will be borne by the Acquiring Fund.
Question:  How do I vote my shares?

Answer:  You have multiple options available for how to cast your proxy vote:
Mail:
To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.
Phone:
Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card.  You must have the control number found on the reverse side of your proxy card.

Representative: To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Question:  Who do I call if I have questions?

Answer:  If you have any questions regarding the proposal, the proxy card or need assistance voting your shares, please contact Broadridge Financial Solutions, the Target Fund’s proxy solicitor, toll-free at 1-844-670-2149 or the Tocqueville Trust at 1-800-697-3863.
v

THE TOCQUEVILLE TRUST
The Tocqueville International Value Fund

 40 West 57th Street, 19th Floor
New York, NY 10019

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 13, 2018
To the Shareholders of The Tocqueville International Value Fund:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of The Tocqueville International Value Fund, a series of The Tocqueville Trust, is to be to be held at 11:00 a.m. Eastern Time on Thursday, December 13, 2018, at The Tocqueville Trust’s office, 40 West 57th Street, 19th Floor, New York, NY 10019, to act on the following proposal:
To approve the Agreement and Plan of Reorganization and Termination adopted by The Tocqueville Trust’s Board of Trustees, which provides for the reorganization of The Tocqueville International Value Fund, a series of The Tocqueville Trust, into the American Beacon Tocqueville International Value Fund, a newly created series of American Beacon Funds.
Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.
Holders of record of the shares of beneficial interest in The Tocqueville International Value Fund as of the close of business on October 15, 2018 (“Record Date”), are entitled to vote at the Special Meeting or any adjournments or postponements thereof.
If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may, but are not required to, propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposals.  The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on December 13, 2018, or any adjournment or postponement thereof.  This Notice and the attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) are available on the internet at www.tocquevillefunds.com.  On this webpage, you will be able to access the Notice, the Proxy Statement, any accompanying materials, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.
By order of the Board of Trustees,

Cleo Kotis
Secretary

November 9, 2018

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN
We urge you to vote your shares.  Your prompt vote may save the fund the necessity of further solicitations to ensure a quorum at the Special Meeting.  Shareholders may cast their vote by mail, by the internet, and by telephone as set forth below:

Mail:
To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card(s), sign and date the card(s) and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

Phone:
Automated Touchtone: the toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card(s).  You must have the control number found on the reverse side of your proxy card(s).

Representative: To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

If you have any questions regarding the proposal, the proxy card or need assistance voting your shares, please contact Broadridge Financial Solutions, the Target Fund’s proxy solicitor, toll-free at 1-844-670-2149.  If the fund does not receive your voting instructions after our original mailing, you may be contacted by us or by Broadridge Financial Solutions, in either case, to remind you to vote.
If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.  If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting in person at the Special Meeting. If you plan on attending the Special Meeting in person you must notify Cleo Kotis, Secretary of the Target Trust, at the address above so that provision may be made for you to be cleared by building security for admittance to the meeting.

COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of
The Tocqueville International Value Fund,
a series of The Tocqueville Trust
40 West 57th Street, 19th Floor
New York, NY 10019
 (800) 697-3863
Into
American Beacon Tocqueville International Value Fund,
a series of American Beacon Funds
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(800) 658-5811

November 9, 2018

COMBINED PROXY STATEMENT
For

 The Tocqueville International Value Fund,
a series of The Tocqueville Trust

40 West 57th Street, 19th Floor
New York, NY 10019
(800) 697-3863

And

PROSPECTUS

For

American Beacon Tocqueville International Value Fund,
a series of American Beacon Funds

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(800) 658-5811

_________________________________________

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Tocqueville Trust (the “Target Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of The Tocqueville International Value Fund (the “Target Fund”), a series of the Target Trust, managed by Tocqueville Asset Management L.P. (“Tocqueville”), to be held at 11:00 a.m. Eastern Time on Thursday, December 13, 2018, at the Target Trust’s office, 40 West 57th Street, 19th Floor, New York, NY 10019.  At the Special Meeting, shareholders of the Target Fund who are entitled to vote will be asked to approve the following proposal:
To approve the Agreement and Plan of Reorganization and Termination adopted by The Tocqueville Trust’s Board of Trustees, which provides for the reorganization of The Tocqueville International Value Fund, a series of The Tocqueville Trust, into the American Beacon Tocqueville International Value Fund, a newly created series of American Beacon Funds.
Those present and the appointed proxies also will transact any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
The American Beacon Tocqueville International Value Fund (the “Acquiring Fund”) is a newly created series of American Beacon Funds (the “Acquiring Trust”) that will commence operations upon consummation of the reorganization of the Target Fund into the Acquiring Fund.  The Target Fund and the Acquiring Fund both are diversified open-end management investment companies registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”).
This Proxy Statement sets forth concisely the basic information you should know before voting on the proposal.  You should read it and keep it for future reference.  Additional information relating to the Acquiring Fund and this Proxy Statement is set forth in the Statement of Additional Information to this Proxy Statement dated November 9, 2018, which is incorporated by reference into this Proxy Statement.  Additional information about the Acquiring Fund has been filed with the SEC and is available upon request and without charge by writing to the Acquiring Fund or by calling (toll-free) 1-800-658-5811.  The Target Fund expects that this Proxy Statement will be mailed to shareholders on or about November 13, 2018.
The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement, which means that these documents are considered legally to be part of this Proxy Statement:
●	Statement of Additional Information to this Proxy Statement, dated November 9, 2018;
●	Prospectus and Statement of Additional Information of The Tocqueville Trust, with respect to the Target Fund, dated February 28, 2018, as supplemented (File Nos. 033-08746 and 811-04840); and
●
Annual Report to Shareholders of The Tocqueville Trust, with respect to the Target Fund, for the fiscal year ended October 31, 2017, and Semi-Annual Report to Shareholders of The Tocqueville Trust, with respect to the Target Fund, for the period ended April 30, 2018.

The Annual and Semi-Annual Reports to shareholders of the Target Fund containing audited and unaudited financial statements, respectively, have previously been mailed to Target Fund shareholders. Copies of the above documents are available upon request and without charge by writing to the Target Trust, through the internet at www.tocquevillefunds.com, or by calling (toll-free) 1-800-697-3863.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The shares offered by this Proxy Statement are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.  An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS
Page
OVERVIEW OF THE PROPOSED REORGANIZATION	1
PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATON AND TERMINATION ADOPTED BY THE TOCQUEVILLE TRUST’S BOARD OF TRUSTEES, WHICH PROVIDES FOR THE REORGANIZATION OF THE TOCQUEVILLE INTERNATIONAL VALUE FUND, A SERIES OF THE TOCQUEVILLE TRUST, INTO THE AMERICAN BEACON TOCQUEVILLE INTERNATIONAL VALUE FUND, A NEWLY CREATED SERIES OF AMERICAN BEACON FUNDS.	2
Considerations Regarding the Reorganization	2
Comparison of Investment Objectives, Principal Investment Strategies, Policies and Management of the Funds	4
Comparison of Principal Risks	8
Comparison of the Funds’ Investment Restrictions And Limitations	14
Comparison of Fees And Expenses	20
Performance Information	22
Capitalization	23
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	23
Agreement and Plan Of Reorganization and Termination	23
Description of the Acquiring Fund’s Investor Class Shares	25
Board Considerations	25
Federal Income Tax Consequences	27
Form of Organization and Shareholder Rights	28
Comparison of Distribution and Purchase, Redemption and Exchange Procedures	29
Purchase, Redemption and Exchange Procedures.	30
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	31
Manager and Sub-Advisor	31
Other Service Providers	33
Tax Considerations	33
VOTING INFORMATION	33
Record Date, Voting Rights and Vote Required	33
How to Vote	34
Proxies	34
Quorum and Adjournments	34
Effect of Abstentions and Broker “Non-Votes”	35
Solicitation of Proxies	35
OTHER INFORMATION	35
Other Business	35
Next Meeting of Shareholders	35
Legal Matters	36
Information Filed With the SEC	36
APPENDIX A AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION	A-1
APPENDIX B OWNERSHIP OF SHARES OF THE TARGET FUND	B-1
APPENDIX C VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE ACQUIRING FUND	C-1
APPENDIX D FINANCIAL HIGHLIGHTS OF THE TARGET FUND	D-1

OVERVIEW OF THE PROPOSED REORGANIZATION
The following is a summary of certain information relating to the reorganization transaction described herein (the “Reorganization”) and is qualified in its entirety by reference to the more complete information contained elsewhere in this Proxy Statement and the attached appendices. For additional information about the Reorganization, you should consult the Agreement and Plan of Reorganization and Termination (the “Plan”), the form of which is attached hereto as Appendix A.
Tocqueville Asset Management L.P. (“Tocqueville” or the “Sub-Advisor”), the investment adviser for the Target Fund, has proposed that the Target Fund reorganize into the Acquiring Fund and that the Target Fund shareholders become shareholders of the Acquiring Fund, pursuant to the terms of the Plan.  At a meeting held on September 13, 2018, after careful consideration of a number of factors, the Board of Trustees (the “Board” or the “Trustees”) of the Target Trust, including all the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Target Trust voted to approve the Reorganization as being in the best interests of the Target Fund and its shareholders.  See “Board Considerations” below for further information.
If the shareholders of the Target Fund approve the Plan, the Reorganization will have three primary steps:
●
The Target Fund will transfer all of its assets to the Acquiring Fund (which is being established solely for the purpose of acquiring those assets and continuing the Target Fund’s business) in exchange solely for Investor Class shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s known liabilities (as defined in the Plan);

●	The Target Fund will distribute those shares pro rata to its shareholders in exchange for their shares therein and in complete liquidation thereof; and
●	The Target Fund will be terminated (which will be treated as a complete liquidation of the Target Fund for federal tax purposes, within the meaning of applicable regulations).
Approval of the Plan by shareholders of the Target Fund will constitute approval of the transfer of the Target Fund’s assets, the assumption of its known liabilities, the distribution of the Acquiring Fund’s Investor Class shares, and liquidation of the Target Fund.  Existing shareholders of the Target Fund will become shareholders of the Acquiring Fund’s Investor Class shares, and immediately after the Reorganization, the shareholders of the Target Fund will hold Investor Class shares of the Acquiring Fund equal in value to the Target Fund’s shares that the shareholder held immediately prior to the Reorganization.  No sales loads, commissions or other transactional fees will be charged to the Target Fund’s shareholders in connection with the Reorganization.
The Target Trust believes that the Reorganization will constitute a tax-free transaction for federal income tax purposes.  Therefore, shareholders of the Target Fund will not recognize any gain or loss on their Target Fund shares for federal income tax purposes as a direct result of the Reorganization.  The Target Trust and the Acquiring Trust will receive an opinion from tax counsel to the Acquiring Trust confirming such tax treatment.

PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATON AND TERMINATION ADOPTED BY THE TOCQUEVILLE TRUST’S BOARD OF TRUSTEES, WHICH PROVIDES FOR THE REORGANIZATION OF THE TOCQUEVILLE INTERNATIONAL VALUE FUND, A SERIES OF THE TOCQUEVILLE TRUST, INTO THE AMERICAN BEACON TOCQUEVILLE INTERNATIONAL VALUE FUND, A NEWLY CREATED SERIES OF AMERICAN BEACON FUNDS.
Considerations Regarding the Reorganization
Please note the following information relevant to the Reorganization:
●	The interests of the Target Fund’s shareholders would not be diluted as a result of the Reorganization.
●
The Reorganization is expected to be a tax-free reorganization for federal income tax purposes.  The Manager expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

●
The Target Fund and the Acquiring Fund pursue substantially identical investment objectives.  The Target Fund’s investment objective is long-term capital appreciation consistent with preservation of capital, while the Acquiring Fund’s investment objective is simply long-term capital appreciation.  The Manager believes the Acquiring Fund’s investment objective is appropriate for a fund that invests primarily in equity securities and does not currently expect that the difference in the investment objectives substantially alters the risk profile of the Acquiring Fund compared to the Target Fund.

●
The Target Fund and the Acquiring Fund have substantially similar investment strategies. The Target Fund seeks to achieve its investment objective by investing primarily in non-U.S. companies, and normally invests at least 65% of its total assets in stocks of small-, mid-, and large-capitalization companies located in at least three different countries, which may be developed and emerging market countries.  The Acquiring Fund normally invests at least 65% of the Fund’s total assets in the equity securities of small-, mid-, and large-capitalization companies based in at least three different countries located outside the United States, which may be developed and emerging market countries.  While the Target Fund invests principally in common stocks, the Acquiring Fund may invest principally in common stock, preferred stock, American Depositary Receipts (ADRs) and securities convertible into common stock.  Although the Target Fund may hedge foreign currency exposure by selling foreign currency forward contracts, this is not a principal investment strategy of the Acquiring Fund.  The Acquiring Fund may invest cash balances in other investment companies, including money market funds, and in futures contracts, whereas the Target Fund does not.  The Sub-Advisor does not currently expect that the differences in the Funds’ investment strategies will impact the day-to-day management of the Acquiring Fund after the Reorganization.  The Acquiring Fund’s investment limitations are somewhat different from those of the corresponding Target Fund because the Acquiring Fund’s investment limitations are designed to align, where appropriate, to those applicable to other funds in the American Beacon Family of Funds. See “Comparison of Investment Objectives, Principal Investment Strategies, Policies, and Management of the Funds” and “Comparison of Principal Risks” below for further information.

●
Tocqueville, the current advisor to the Target Fund, will serve as the sub-advisor to the Acquiring Fund.  In particular, the portfolio manager at Tocqueville who is primarily responsible for the day-to-day portfolio management of the Target Fund will also serve in that capacity for the Acquiring Fund.  The Reorganization will shift management oversight responsibility for the Target Fund from Tocqueville to the Manager.  The Manager will be responsible for overseeing the management of the Acquiring Fund by the Sub-Advisor.  Either the Manager or the Sub-Advisor may invest the portion of the Fund’s assets that the Sub-Advisor determines to be allocated to short-term investments.  See “Comparison of Investment

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Objectives, Principal Investment Strategies, Policies, and Management of the Funds” and “Additional Information about the Acquiring Fund—Manager and Sub-Advisor” below for further information.
●
The principal underwriter, administrator, transfer agent, custodian and auditor for the Target Fund and the Acquiring Fund are different.  See “Additional Information about the Acquiring Fund—Manager and Sub-Advisor” below for further information.

●
It is anticipated that the total expense ratio of the Acquiring Fund’s Investor Class shares will be lower than the total expense ratio of the Target Fund’s shares.  A fee waiver and expense reimbursement agreement (a “fee waiver agreement”) is in effect through March 31, 2019 for the Target Fund and a fee waiver agreement will be in effect through February 28, 2021 for the Acquiring Fund.  The Acquiring Fund is expected to operate below its expense limitation cap under its fee waiver agreement.  After any applicable fee waivers, the total annual operating expense ratio of the Acquiring Fund’s Investor Class shares is expected to be slightly lower than the total annual operating expense ratio of the Target Fund’s shares.

●
Under the Acquiring Fund’s fee waiver agreement, the Manager has contractually agreed to waive fees and/or reimburse expenses through February 28, 2021, to the extent that the total annual fund operating expenses of the Acquiring Fund’s Investor Class shares (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed 1.25% of its average daily net assets. Currently, the estimated total expense ratio of the Acquiring Fund’s Investor Class shares is below the expense limitation cap, but there is no guarantee that the Acquiring Fund’s Investor Class shares will continue to operate below the expense limitation cap.  After the expiration of the current fee waiver agreement, if the Manager does not continue to reduce and/or reimburse expenses of the Acquiring Fund’s Investor Class shares, the total annual fund operating expenses of the Acquiring Fund’s Investor Class shares could exceed the limits set forth in the current fee waiver agreement.  If this occurs, the expenses borne by shareholders of the Acquiring Fund’s Investor Class shares will increase.  The Manager currently intends to recommend to the Acquiring Trust Board the continuation of the fee waiver agreement for the Acquiring Fund for the foreseeable future.  Tocqueville has contractually agreed to waive the Target Fund’s management fees and/or reimburse expenses through March 31, 2019, to the extent that the Target Fund’s total annual fund operating expenses (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation) exceed 1.25% of its average daily net assets.

●
The effective management fee rate of the Acquiring Fund is expected to be lower than the effective management fee rate currently paid by the Target Fund.  However, the management fee to be paid by the Acquiring Fund includes administrative services which are a separate expense for the Target Fund.  The Target Fund assesses no front-end sales charge or exchange fees on its shares, and no such fees will be assessed by the Acquiring Fund on the Investor Class shares.  The Acquiring Fund’s Investor Class shares will have no Rule 12b-1 distribution and service fee (“12b-1 fee”) while the Target Fund pays a 12b-1 fee at an annual rate of 0.25% of its average daily net assets. The Acquiring Fund will have a shareholder services plan fee at an annual rate up to 0.375% of the average daily net assets attributable to the Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries.

●
An affiliate of the Target Fund’s investment advisor is the distributor for the shares of the Target Fund and acts as the Target Fund’s agent in connection with the continuous offering of shares of the Target Fund.  The Target Fund’s distributor has no obligation to sell any specific quantity of the Target Fund’s shares.  The distributor of the Acquiring Fund is affiliated with the Manager through common ownership and, under a distribution agreement with the Acquiring Trust, acts as the distributor and principal underwriter of the Acquiring Trust in connection with the continuous offering of shares of the Acquiring Fund. The Acquiring Fund’s distributor has no obligation to sell any specific quantity of the Acquiring Fund’s shares.  The purchase and redemption procedures for the Target Fund and the Acquiring Fund are

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similar, and each Fund permits exchanges under certain circumstances. See “Comparison of Distribution and Purchase, Redemption and Exchange Procedures” below for further information.
●	The Target Fund will be the accounting survivor of the Reorganization (i.e., the Acquiring Fund will adopt the prior performance and financial history of the Target Fund).
●	The Manager and Tocqueville will bear all direct costs relating to the Reorganization, including the costs of preparing the Plan and Proxy Statement and seeking approval from shareholders of the Plan.
Comparison of Investment Objectives, Principal Investment Strategies, Policies and Management of the Funds
The Target Fund and the Acquiring Fund have substantially identical investment objectives and substantially similar investment strategies, which are presented in the table below.  The Target Fund’s investment  objective is “fundamental,” which means that it cannot be changed without a shareholder vote, while the Acquiring Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Acquiring Fund’s Board of Trustees without the approval of the Acquiring Fund’s shareholders.  Additionally, while the Target Fund invests principally in common stocks, the Acquiring Fund may invest principally in common stock, preferred stock, American Depositary Receipts (ADRs) and securities convertible into common stock.  In addition, although the Target Fund may hedge foreign currency exposure by selling foreign currency forward contracts, this is not a principal investment strategy of the Acquiring Fund.  Additionally, the Acquiring Fund may invest cash balances in other investment companies, including money market funds, and in futures contracts, which are not principal investment strategies of the Target Fund.
The Acquiring Fund has been created as a shell series of the Acquiring Trust solely for the purpose of acquiring the Target Fund’s assets and continuing its business, and will not conduct any investment operations until after the closing of the Reorganization.  The Manager and Tocqueville have reviewed the Target Fund’s current portfolio holdings and determined that those holdings are compatible with the Acquiring Fund’s investment objective and policies.  As a result, the Manager and Tocqueville believe that, if the Reorganization is approved, all or substantially all of the Target Fund’s assets will be transferred to and held by the Acquiring Fund.
Target Fund	Acquiring Fund
Investment Objective
The Fund’s investment objective is long-term capital appreciation consistent with preservation of capital.	The Fund’s investment objective is long-term capital appreciation.
The Fund’s investment objective is a fundamental policy and cannot be changed without a shareholder vote.	The Fund’s investment objective is ‘‘non-fundamental,” which means that it may be changed by the Fund’s Board of Trustees without the approval of Fund shareholders.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in non-U.S. companies.

Under normal circumstances, the Fund will invest at least 65% of its total assets in stocks of companies located in at least three different countries, which may include developed and emerging market countries. The Fund may invest in a broad spectrum of market capitalizations, including large cap companies having

Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of companies based in at least three different countries located outside the United States, which may include developed and emerging market countries. The Fund may invest in international and U.S. companies representing a broad spectrum of market capitalizations, including large cap companies having market values of $10 billion or more, mid cap companies having market

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Target Fund	Acquiring Fund
market values of $10 billion or more, mid cap companies having market values between $2 billion and $10 billion and small cap companies having market values of less than $2 billion.	values between $2 billion and $10 billion and small cap companies having market values of less than $2 billion. The Fund may invest principally in the common stock, preferred stock, American Depositary Receipts (ADRs), and convertible securities of value companies, although the Fund also may invest in growth companies.
The advisor may hedge the Fund’s foreign currency exposure by selling foreign currency forward contracts.	No corresponding principal investment strategy.
The investment strategy of the Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the advisor helps the portfolio manager find companies which have good businesses; the advisor’s contrarian orientation enables the portfolio manager to buy them at what the portfolio manager believes to be attractive prices.

The investment strategy of the Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research-based value orientation of the Fund’s sub-advisor, Tocqueville Asset Management L.P., helps the sub-advisor identify companies believed to have good businesses. The sub-advisor's contrarian orientation enables the purchase of those companies at what the sub-advisor believes to be attractive prices.

Value oriented means that the portfolio manager seeks to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio manager’s judgments will be based on a comparison of a company’s stock market value with various financial parameters, including historical and projected cash flow, book earnings, and NAV.

Value oriented means that the sub-advisor seeks to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the sub-advisor's judgments will be based on a comparison of a company's stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value.

Contrarian means that the portfolio manager seeks investment opportunities in stocks that are out of favor with investors. The portfolio manager considers a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

Contrarian means that the sub-advisor seeks investment opportunities in stocks that are out of favor with investors. The sub-advisor considers a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio manager acquires his investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio manager then analyzes the quality of their business franchise and long-term fundamentals and makes a judgment regarding their intrinsic value. Alternatively, the portfolio manager may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

In general, the sub-advisor acquires investment ideas by identifying companies whose stock prices are down, or have lagged the market. The sub-advisor then analyzes the quality of their business franchise and long-term fundamentals and makes a judgment regarding their intrinsic value. Alternatively, the sub-advisor may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio manager will purchase stocks for the Fund’s portfolio when they meet the above criteria and	The sub-advisor will purchase stocks for the Fund's portfolio when they meet the above criteria and when the

5

Target Fund	Acquiring Fund
when the portfolio manager believes that they have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to be good values.	sub-advisor believes that they have a limited risk of further decline. The sub-advisor will sell stocks when they are no longer considered to be good values.
Cash Management Investments
See “Temporary Defensive Strategy” below.
The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including money market funds that are advised by the Manager or the Sub-Advisor, and in futures contracts. If the Fund invests in money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that would provide liquidity.

To gain market exposure on cash balances held in anticipation of liquidity needs or to reduce market exposure in anticipation of liquidity needs, the Fund also may purchase and sell futures contracts on a daily basis that relate to securities in which it may invest directly and indices comprised of such securities. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, the Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. This exposes the Fund to the market risks associated with the underlying securities and indices. Because the Fund will have market exposure simultaneously in both the invested securities and futures contracts, the Fund may have more than 100% of its assets exposed to the

6

Target Fund	Acquiring Fund
markets. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts or the movement in the prices of futures contracts and the value of their underlying investment or indices and that there may not be a liquid secondary market for a futures contract.
Temporary Defensive Strategy
When current market, economic, or political conditions are unsuitable for the Fund’s investment objective, or in other appropriate circumstances, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. The result of employing this type of temporary defensive strategy is that the Fund may not achieve its investment objective.

The Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, the Fund may not achieve its investment objective.

Investment Advisor
Tocqueville Asset Management L.P.	American Beacon Advisors, Inc.
Investment Sub-Advisor
None	Tocqueville Asset Management L.P.
Portfolio Managers The following portfolio manager is primarily responsible for the day-to-day management of the Funds.
James E. Hunt has been the portfolio manager or a co-portfolio manager of the Target Fund since 2001. Mr. Hunt has been a portfolio manager with Tocqueville since 2000. Mr. Hunt also serves as a Portfolio Manager of Tocqueville and served as Director of Research from 2000 – 2006. Prior to joining Tocqueville, Mr. Hunt was President of Hunt Asset Management from 1999 to 2000. Prior to forming Hunt Asset Management, he spent eight years with Lehman Brothers and two years with Warburg Dillon Read in their respective investment banking departments. He began his career in 1984 as an Equity Analyst with Delafield Asset Management, Inc. Mr. Hunt holds an MBA from Yale University and a BA from Brown University.
Same.
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Comparison of Principal Risks
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect.  There is no assurance that the Funds will achieve their respective investment objectives and you could lose all or part of your investment in a Fund.  Investors should carefully consider their own investment goals and risk tolerance before investing in the Funds.
Although the Funds describe them somewhat differently, the principal risks associated with investments in the Target Fund and the Acquiring Fund are generally similar because the Funds have substantially similar investment objectives and principal investment strategies.  However, as the Acquiring Fund may invest principally in equity securities in addition to common stock, such as depositary receipts, preferred stock, and convertible securities, and may invest cash balances in other investment companies, including money market funds, and in futures contracts, which the Target Fund may not, the Acquiring Fund is subject to Equity Securities Risk with respect to Convertible Securities, Depositary Receipts and Preferred Stocks, as well as Other Investment Companies Risk, which the Target Fund is not.  Furthermore, the Acquiring Fund has included certain additional risk disclosures and eliminated or revised other risk disclosures in its registration statement to clarify for shareholders the principal risks of investing in the Acquiring Fund.  The additional risks included in the Acquiring Fund prospectus include Allocation Risk, Cybersecurity and Operational Risk, Growth Companies Risk, Large Capitalization Companies Risk, Market Timing Risk, Mid-Capitalization Companies Risk, Sector Risk, Securities Lending Risk, and Small Capitalization Companies Risk.  Like the Target Fund, the Acquiring Fund is subject to Information Risk and Opportunity Risk.  However, the Acquiring Fund does not separately identify these risks.  The Target Fund is subject to Portfolio Turnover Risk, though the Acquiring Fund is not.  The principal risks of investing in the Acquiring Fund are set forth below.
Allocation Risk.  This is the risk that the sub-advisor's judgments about, and allocations among, strategies, asset classes and market exposures may adversely affect the Fund's performance.  This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure.

Counterparty Risk.  The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Currency Risk.  The Fund may have exposure to foreign currencies by investing in securities denominated in non-U.S. currencies or by purchasing or selling forward currency exchange contracts in non-U.S. currencies or non-U.S. currency futures contracts. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund's investments in foreign currency denominated securities may reduce the returns of the Fund. Currency futures or forwards may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s).  There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.
Cybersecurity and Operational Risk.  The Fund, its service providers, and third-party fund distribution platforms, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or
8

proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, interference with the Fund's ability to calculate its net asset value (“NAV”) per share, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs.
The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Equity Investments Risk.  Equity securities are subject to investment risk and market risk. The Fund’s investments in U.S. and foreign equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and depositary receipts. Such investments may expose the Fund to additional risks.

■ Common Stocks.  The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock.

■ Convertible Securities. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible's price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible's price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

■ Depositary Receipts. The Fund may invest in securities issued by foreign companies through ADRs, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. These securities are generally subject to many of the same risks of investing in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

■ Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as
9

provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Issuers may threaten preferred stockholders with the cancellation of all dividends and liquidation preference rights in an attempt to force their conversion to less secure common stock. Certain preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinated to the rights associated with a corporation's debt securities. Therefore, in the event of an issuer's bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.

Foreign Investing & Emerging Markets Risk.  Non-U.S. investments carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures Contracts Risk.  Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least, in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The Fund may use futures contracts to gain market exposure on cash balances held in anticipation of liquidity needs or reduce market exposure in anticipation of liquidity needs, Futures contracts can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If the Fund's portfolio manager incorrectly forecasts stock market values, the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage embedded in a futures contract can expose the Fund to greater risk and increase its costs. Gains or losses in the value of a futures contract may be magnified and be much greater than the derivative's original cost (generally the initial margin deposit). Futures contracts require the Fund to post margin to secure its future obligation; if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency, which will increase the volatility of the Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Equity index futures contracts expose the
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Fund to volatility in an underlying securities index. Interest rate and Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose the Fund to potential losses if interest rates do not move as expected.

Growth Companies Risk.  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Hedging Risk.  The Fund intends to enter into hedging transactions with the intention of reducing or controlling risk. It is possible that hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing rather than reducing both risk and losses. To the extent that the Fund enters into hedging transactions, its hedges will not be static but rather will need to be continually adjusted based on the sub-advisor's assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of the Fund's hedging strategies will depend on the sub-advisor's ability to implement such strategies efficiently and cost-effectively, as well as on the accuracy of its judgments concerning the hedging positions to be acquired by the Fund. The Fund will not, in general, attempt to hedge all market or other risks inherent in the Fund's investments, and will hedge certain risks only partially, if at all. Certain risks, either in respect of particular investments or in respect of the Fund's overall portfolio, may not be hedged, particularly if doing so is economically unattractive. As a result, various directional market risks may remain unhedged. Gains or losses from positions in hedging instruments may be much greater than the instrument's original cost. The use of hedges may fail to mitigate risks, and may reduce the Fund's return, or create a loss.

Investment Risk.  An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program.  The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk.  The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer's securities to fall.
Large Capitalization Companies Risk.  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes.  Large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.
Market Risk.  Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects.  Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected,
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which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
In response to the financial crisis, the U.S. and other governments, and the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.  The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Market Timing Risk.  The Fund invests in foreign securities, and is therefore particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund's NAV per share, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies.  Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders. One example of these types of securities is foreign securities. The Fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, which typically is prior to the Fund's calculation of its NAV per share. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV per share of the Fund's shares.  While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.
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Mid-Capitalization Companies Risk.  Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.
Other Investment Companies Risk.  The Fund may invest in shares of other registered investment companies, including money market funds managed by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund's investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.
Sector Risk.  Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase.
■ Industrials Sector Risk.  The industrials sector includes companies engaged in the construction and engineering, machinery, energy, transportation, professional services, aerospace, and defense industries. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and changes in commodity prices and exchange rates.

Securities Lending Risk.  The Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, the Fund’s securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of the Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income” (as described under “Distributions and Taxes – Taxes” below).

Securities Selection Risk.  Securities selected by the sub-advisor or the Manager for the Fund may decline substantially in value or may not perform to expectations. The portfolio manager’s judgments about the attractiveness, value and anticipated price movements of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. The value of an individual security can be more volatile than the market as a whole or the intrinsic value approach may fail to produce the intended results. The sub-advisor’s estimate of intrinsic value may be wrong or even if its estimate of intrinsic value
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is correct, it may take a long period of time before the price and intrinsic value converge. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk.  In connection with certain transactions that may give rise to future payment obligations, including purchases and sales of futures contracts and investments in derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities cannot be sold while the position or transaction they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the segregation or earmarking of a large percentage of the Fund's assets may, in some circumstances, limit the Fund's ability to take advantage of investment opportunities or meet redemption requests.

Small Capitalization Companies Risk.  Investments in small capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Valuation Risk.  This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV per share. The Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Value Stocks Risk.  Investments in value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. This may result in the value stocks' prices remaining undervalued for extended periods of time. While the Fund's investments in value stocks seek to limit potential downside price risk over time, value stock prices still may decline substantially.  In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's performance also may be affected adversely if value stocks become unpopular with or lose favor among investors. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.
Comparison of the Funds’ Investment Restrictions And Limitations
The material investment restrictions and limitations of the Acquiring Fund are somewhat different from those of the Target Fund because the Acquiring Fund’s investment limitations are designed to align, where appropriate, to those applicable to other funds in the American Beacon Family of Funds.
Except as required by the 1940 Act or the Internal Revenue Code of 1986, as amended (the “Code”), if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.
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All of the investment policies noted in the table below are fundamental limitations.  A fundamental limitation cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented. A non-fundamental limitation may be changed by the Board of Trustees without shareholder approval.
Notwithstanding any other limitation on investments in other investment companies, however, the Acquiring Fund, unlike the Target Fund, is expressly permitted to operate as a feeder fund in a master-feeder investment structure (although it does not currently intend to do so).  The investment limitations for the Target Fund may be found in the Target Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference into this Proxy Statement.  The investment limitations for the Acquiring Fund may be found in the SAI to this Proxy Statement, which is incorporated by reference into this Proxy Statement.  See “Investment Restrictions−Fundamental Investment Restrictions” in the SAI for more information.
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Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund	Differences
Borrowing Money
The Fund may not borrow money except from banks and not in excess of 10% of the value of the Fund’s total assets. The Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.

The Fund may not borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

The Acquiring Fund’s policy includes examples of permitted borrowing and also includes the types of transactions and financial instruments that do not constitute borrowing for purposes of the investment limitation on borrowing money.

The Target Fund’s policy limits the amount of the Fund’s borrowings to 10% of the Fund’s assets, which is lower than the 33 1/3% that the Acquiring Fund may borrow as permitted by the 1940 Act. The Target Fund also limits the Fund’s purchases of securities if its borrowings exceed a certain percentage of its total assets.  The Acquiring Fund does not have a comparable limitation.

Industry Concentration	The Fund may not concentrate its investments in particular industries. Less than 25% of the value of the Fund’s assets will be invested in any one industry.
The Fund may not invest more than 25% of its assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities.

The Acquiring Fund states that its industry concentration limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or to tax-exempt securities issued by municipalities or their agencies and authorities.  The Acquiring Fund’s policy also extends its industry prohibition to companies in a group of industries

Underwriting Activities	The Fund may not underwrite securities.
The Fund may not engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.
The Acquiring Fund’s policy excepts from the prohibition the Fund’s disposition of securities.
Making Loans	The Fund may not make loans of money or securities other than (a) through the purchase of	The Fund may not lend any security or make any other loan except (i) as otherwise permitted	No material difference.

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Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund	Differences
	publicly distributed bonds, debentures or other corporate or governmental obligations, (b) by investing in repurchase agreements, and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets.	under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.
Real Estate	The Fund may not buy or sell real estate, commodities, or commodity contracts, except the Fund may purchase or sell futures or options on futures.
The Fund may not purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Fund’s prospectus.

The Acquiring Fund policy specifies that the Fund may invest in securities secured by real estate or issued by companies which invest in real estate when consistent with the other policies and limitations described in the Fund’s prospectus.

Commodities	The Fund may not buy or sell real estate, commodities, or commodity contracts, except the Fund may purchase or sell futures or options on futures.
The Fund may not invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

The Acquiring Fund policy specifies that it may not invest in physical commodities unless acquired as a result of ownership of securities or other instruments.  The Acquiring Fund’s policy also clarifies that the Fund shall not be prevented from purchasing or selling foreign currencies, forward contracts or certain other derivatives.

Issuance of Senior Securities	The Fund may not issue senior securities.	The Fund may not issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.	No material difference.
Diversification	The Fund may not, with respect to 75% of the value of the	The Fund may not invest more than 5% of its total assets (taken	No material difference.

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Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund	Differences
	Fund’s assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of any one issuer, or more than 10% of the outstanding voting securities of any one issuer would be owned by the Fund.	at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.
Precious Metals
The Fund may not invest in precious metals other than in accordance with the Fund’s investment objective and policy, if as a result the Fund would then have more than 10% of its total assets (taken at current value) invested in such precious metals.
No such policy.
The Acquiring Fund does not have a fundamental policy that limits the Fund’s investments in precious metals, though its fundamental policy with respect to Commodities prevents investment in precious metals.

Joint Investment Accounts	The Fund may not participate in a joint investment account.	No such policy.	The Acquiring Fund does not have a fundamental policy that limits participation in joint investment accounts.

The following interpretations apply only to the Acquiring Fund.
The above percentage limits (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Acquiring Fund exceeds 33 1/3% of its total assets (including the market value of collateral received).
For purposes of the Acquiring Fund’s industry concentration policy, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Acquiring Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an "industry" subject to the 25% limitation. Thus, not more than 25% of the Acquiring Fund’s assets will be invested in securities issued by any one foreign government or supranational organization. The Acquiring Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Acquiring Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.
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For purposes of the Acquiring Fund’s policy relating to issuing senior securities set forth above, “senior securities” are defined as Acquiring Fund obligations that have a priority over the Acquiring Fund’s shares with respect to the payment of dividends or the distribution of Acquiring Fund assets. The 1940 Act prohibits the Acquiring Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Acquiring Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Acquiring Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Acquiring Fund’s total assets). In the event that such asset coverage falls below this percentage, the Acquiring Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy with respect to issuing senior securities above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
The Acquiring Fund and Target Fund have the following non-fundamental policies, which may be changed by the Board of Trustees of the Acquiring Trust and the Target Trust, respectively, without shareholder approval:
Non-Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund	Differences
Margin and Short Sales
The Fund may not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.
		The Fund may not purchase securities on margin or effect short sales, except that the Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.	The Target Fund policy clarifies that the Fund may purchase short sales “against the box.”
Other Investment Companies
The Fund may not purchase the securities of any other investment company, if the purchasing Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by such investment company and all

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

The Acquiring Fund does not have a comparable policy. The Acquiring Fund may invest in other investment companies (including affiliated investment companies) to the extent permitted by the 1940 Act or exemptive relief granted by the SEC.

Notwithstanding any other limitation on investments in other investment companies, however, the Acquiring Fund, unlike the Target Fund, is expressly permitted to operate as a feeder fund in a master-feeder investment structure

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Non-Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund	Differences
	other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.		(although it does not currently intend to do so).
Illiquid Securities
The Fund may not invest more than 10% of its total net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(a)(2) of the 1933 Act, as amended, shall not be deemed illiquid solely by reason of being unregistered.  The Advisor shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors
		The Fund may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.	The Target Fund has a 10% limit on illiquid securities while the Acquiring Fund has a 15% limit.

Comparison of Fees And Expenses
The tables below describe the fees and expenses that you pay if you buy and hold shares of the Target Fund and the pro forma fees and expenses that you may pay if you buy and hold Investor Class shares of the Acquiring Fund after giving effect to the Reorganization.  Expenses for each Fund are based on the operating expenses incurred by the shares of the Target Fund and estimated for the Investor Class shares of the Acquiring Fund as of the six-month period ended April 30, 2018 and are annualized.  The pro forma fees and expenses for the Investor Class shares of the Acquiring Fund assume that the Reorganization had been in effect for the same period.
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Fees and Expenses	Target Fund Shares	Acquiring Fund Investor Class Shares (Pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None
Redemption fee (as a percentage of amount redeemed)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.94%	0.74%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses	0.26%	0.49% (1)
Acquired Fund Fees and Expenses	0.01%	0.01% (1)
Total Annual Fund Operating Expenses	1.46%(2)	1.24%
Fee Waiver and Expense Reimbursement	(0.20)%(3)	0.00%(4)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.26%	1.24%
(1)	Other Expenses and Acquired Fund Fees and Expenses for the Acquiring Fund are based on estimated expenses for the current fiscal year.
(2)
The Total Annual Fund Operating Expenses in the table above does not correlate to the ratio of expenses to average net assets found within the financial highlights of the Target Fund attached to this Proxy Statement as Appendix D, because the financial highlights include only the direct operating expense incurred by the Target Fund and exclude acquired fund fees and expenses.

(3)
Tocqueville has contractually agreed to waive the Target Fund’s management fees and/or reimburse expenses in order to ensure that the Target Fund’s total annual fund operating expenses after fee waiver/expense reimbursement do not exceed 1.25% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation).  The expense limitation agreement will remain in effect until at least March 1, 2019 and may not be terminated by the Advisor before such time.

(4)
The Manager has contractually agreed to waive fees and/or reimburse expenses of the Investor Class shares of the Acquiring Fund through February 28, 2021 to the extent that total annual fund operating expenses exceed 1.25% for Investor Class shares (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses).  The contractual expense reimbursement can be changed only with the approval of a majority of the Acquiring Fund’s Board of Trustees. The Manager can be reimbursed by the Acquiring Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (i) occurs within three years after the Manager's own waiver or reimbursement and (ii) does not cause the total annual fund operating expenses of the Investor Class shares to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example
The Example below is intended to help you compare the cost of investing in Investor Class of the Target Fund with the cost of investing in Investor Class shares of the Acquiring Fund on a pro forma basis.  The Example assumes that you invest $10,000 in each Fund for the periods indicated and then redeem all of your shares at the end of each period.  The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same, except that it reflects the applicable expense limitation arrangements in place for the time periods described above.  Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Target Fund shares	$128	$455	$791	$1,740

Acquiring Fund – (Pro forma)
Investor Class	$126	$393	$681	$1,500

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Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance.  The Target Fund’s portfolio turnover rate for the last fiscal year ended October 31, 2017 was 22% of the average value of its portfolio.  The Acquiring Fund has not commenced operations and, therefore, does not have a portfolio turnover rate to report.
Performance Information
The Acquiring Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement. The Acquiring Fund’s Investor Class shares will adopt the performance history of the Target Fund shares.  The bar chart and the performance table below provide some indication of the risks of an investment in the Acquiring Fund by the bar chart showing how the Target Fund shares performance has varied from year to year and the table showing the Target Fund performance as compared to a broad measure of market performance.  The table shows how the Target Fund’s performance compares to the MSCI EAFE® Net Index, which is the Target Fund’s benchmark index and will be the Acquiring Fund’s benchmark index.  Past performance, before and after taxes, does not necessarily represent how the Funds will perform in the future. Updated performance information for the Target Fund is available at www.tocquevillefunds.com.
Calendar year total returns for the Target Fund’s shares Year Ended December 31

60%
40%
20%
0%
-20%
-40%
-60%
-34.86%
37.30%
15.86%
-11.02%
13.33%
22.06%
-4.37%
7.27%
3.46%
24.18%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

The calendar year-to-date total return as of September 30, 2018 was -6.33%.

Highest Calendar Quarter Return	24.82%	Quarter Ended June 30, 2009
Lowest Calendar Quarter Return	-19.71%	Quarter Ended September 30, 2011

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Average Annual Total Returns for periods ended December 31, 2017

	One Year	Five Years	Ten Years
Target Fund Return Before Taxes	24.18%	9.97%	5.33%
Return After Taxes on Distributions	23.96%	9.43%	5.02%
Return After Taxes on Distributions and Sale of Fund Shares	14.15%	7.94%	4.38%

Index (reflects no deduction for fees, expenses or taxes)
MSCI EAFE® Net Index (1)	25.03%	7.90%	1.94%
(1)
The MSCI EAFE® Net Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.  You may not invest directly in the MSCI EAFE® Net Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation.
Capitalization
The capitalization of the Target Fund as of August 31, 2018, and the Acquiring Fund’s pro forma combined capitalization as of that date after giving effect to the Reorganization is as follows:
(unaudited)	Target Fund Shares	Pro forma Acquiring Fund Investor Class Shares
Net Assets	$1,239,703,098.67	$1,239,703,098.67

Shares Outstanding	75,394,969.722	75,394,969.722

Net Asset Value Per Share	16.44	16.44

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION
Agreement and Plan Of Reorganization and Termination
The terms and conditions under which the Reorganization will be consummated are set forth in the Plan.  The following summary thereof is qualified in its entirety by reference to the Plan, the form of which is attached to this Proxy Statement as Appendix A.  You should refer to Appendix A for the complete terms of the Plan.
If the Plan is approved by the shareholders of the Target Fund and the Reorganization is consummated, the Target Fund will transfer all of its assets to the Acquiring Fund (which is being established solely for the purpose of acquiring those assets and continuing the Target Fund’s business) in exchange solely for (1) Investor Class shares of the Acquiring Fund equal in value to the shares of the Target Fund as of the close of business on the Closing Date referred to below and (2) the Acquiring Fund’s assumption of all known liabilities of the Target Fund (the
23

“Closing”).  Immediately thereafter, the Target Fund will distribute the Investor Class shares it received to the Target Fund’s shareholders of record as of the close of business on the Closing Date, by the Acquiring Trust’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those Investor Class shares of the Acquiring Fund to those accounts of the Target Fund.  Existing shareholders of the Target Fund will become shareholders of the Acquiring Fund’s Investor Class shares and, immediately after the Reorganization, each such shareholder will hold Investor Class shares of the Acquiring Fund equal in value to the Target Fund’s shares that the shareholder held immediately prior to the Reorganization. Investor Class shares will be held in book entry form only; paper certificates will not be issued.  No sales charges will be imposed in connection with the receipt of the Acquiring Fund’s Investor Class shares by shareholders of the Target Fund pursuant to the Reorganization.
Until the Closing, shareholders of the Target Fund will continue to be able to redeem their shares at the NAV per share next determined after receipt by the Target Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption of Investor Class shares of the Acquiring Fund received by the shareholder in connection with the Reorganization or purchase of Investor Class shares of the Acquiring Fund.  After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund, and the share transfer books of the Target Fund will be permanently closed.  If the Reorganization is consummated, shareholders will be free to redeem the Investor Class shares of the Acquiring Fund that they receive in the transaction at their then-current NAV per share.  Shareholders of the Target Fund may wish to consult their tax advisers as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for Investor Class shares of the Acquiring Fund in the Reorganization.
The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from counsel to the Acquiring Trust with respect to certain tax matters (see Federal Income Tax Consequences, below). Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganization is expected to be on or about January 18, 2019, or another date agreed to by the Target Trust and the Acquiring Trust with respect to the Reorganization (“Closing Date”).
The Target Fund and/or its shareholders will not incur any direct expenses in connection with the Reorganization. The Manager and Tocqueville will each bear their own expenses except for (a) the costs of the Special Meeting, including legal costs, and other expenses incurred in connection with the solicitation of proxies (including printing, mailing and solicitation) and (b) the transfer agency conversion expenses, which will be shared equally by the Manager and Tocqueville.  The Manager does not anticipate any indirect costs in connection with the Reorganization; however, any indirect costs, if any, will be borne by the Acquiring Fund.
The Plan may be amended by the mutual agreement of the Target Trust and the Acquiring Trust with respect to a Reorganization, notwithstanding approval thereof by the Target Fund’s shareholders, provided that no such amendment after that approval may have a material adverse effect on those shareholders’ interests.  In addition, the Plan may be terminated at or before the Closing by the mutual agreement of the Target Trust and the Acquiring Trust or by either of them with respect to a Reorganization (i) in the event of the other’s material breach of any representation, warranty or covenant contained in the Plan to be performed at or before the Closing, (ii) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (iii) if a governmental body issues an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting consummation of the Reorganization or (iv) if the Closing has not occurred by June 30, 2019, or another date as to which they agree.
In connection with the Reorganization, the Manager and, to the extent applicable, Tocqueville, have agreed to use all commercially reasonable efforts to ensure that the Reorganization complies with the safe harbor provisions of Section 15(f) of the 1940 Act.  Section 15(f) requires, among other things, that during the three-year period immediately following the Reorganization, at least 75% of the members of the Acquiring Trust Board must not be “interested persons” of the Manager or Tocqueville within the meaning of the 1940 Act.  Section 15(f) also requires that no “unfair burden” be imposed on the Acquiring Fund as a result of the Reorganization or any express or implied terms, conditions or understandings applicable thereto.
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Description of the Acquiring Fund’s Investor Class Shares
Investor Class shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights.  Investor Class shares will be sold and redeemed based upon their NAV per share next determined after receipt of the purchase or redemption request, as described in Appendix C to this Proxy Statement.

Board Considerations
Tocqueville proposed, and the Board of the Target Trust considered (with the advice and assistance of independent legal counsel), the Reorganization at a meeting held on September 13, 2018. After careful consideration, based upon the recommendation of Tocqueville, the Board’s evaluation of the relevant information prepared by Tocqueville and the Manager and presented to the Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the Board, including all Trustees who are not “interested persons” of the Target Trust under the 1940 Act, determined that the Reorganization is in the best interests of the Target Fund and its shareholders and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganization.
The Board considered the terms of the Plan and determined that the Reorganization would provide Target Fund shareholders with the options of (1) continuing to pursue their investment objectives through the Acquiring Fund which is designed to be substantially similar from an investment perspective to the Target Fund or (2) for any shareholders who did not wish to participate in the Reorganization, redeeming their investment in the Target Fund or exchanging their Target Fund shares for shares of another fund in the Tocqueville Family of Funds, which might have tax consequences for them.
In approving the Reorganization, the Board considered various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive.  The determinations were made on the basis of the business judgment of the Board after consideration of all of the factors taken as a whole, though individual members of the Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.
The Terms and Conditions of the Reorganization.  The Board considered the terms of the Plan with respect to the Target Fund, and, in particular, that the transfer of the assets of the Target Fund will be in exchange solely for Investor Class shares of the Acquiring Fund and the Acquiring Fund’s assumption of all known liabilities of the Target Fund.  The Board also considered the fact that no sales loads, commissions or other transactional fees would be imposed on shareholders in connection with the Reorganization.  In addition, the Board considered that pursuant to the Plan, the aggregate value of Acquiring Fund Investor Class shares to be credited to each Target Fund shareholder’s account will equal the aggregate value of the Target Fund shares that each shareholder holds immediately prior to the Reorganization. As a result, the Board considered that the interests of the Target Fund’s shareholders would not be diluted as a result of the Reorganization. The Board also considered that the Reorganization would be submitted to the Target Fund’s shareholders for approval.
Investment Objectives and Strategies; Continuity of Sub-Advisor.  The Board considered that the Acquiring Fund is designed to be substantially identical from an investment perspective to the Target Fund. The investment objective of the Acquiring Fund will be substantially identical to that of the Target Fund and the investment strategies of the Acquiring Fund will be substantially similar to those of the Target Fund. The Board considered that the substantially similar investment strategies, together with the fact that Tocqueville would serve as Sub-Advisor to the Acquiring Fund, would provide continuity of portfolio management expertise to the shareholders of the Target Fund.  The Board considered that the investment limitations of the Acquiring Fund have been drafted to be somewhat different from those of the Target Fund in order for the Acquiring Fund to conform its investment limitations to those applicable to other funds in the American Beacon Family of Funds.
Relative Expense Ratios; Limitation on Expenses; Management Fees.  The Board reviewed information regarding comparative expense ratios (current expense ratios for the Target Fund’s shares, and estimated pro forma
25

expense ratios for the Investor Class shares of the Acquiring Fund), which indicated that the total annual operating expense ratio of the Acquiring Fund’s Investor Class shares is expected to be lower than the total annual operating expense ratio of the Target Fund’s shares. The Board considered that a fee waiver agreement is in effect through March 31, 2019 for the Target Fund and the Manager has agreed to enter into a new expense limitation agreement with the Acquiring Fund and that such agreement will be in effect for a period of at least two years from the Closing Date for the Acquiring Fund. Based on the information provided by the Manager, the Board considered that the Acquiring Fund is expected to operate below its expense limitation cap under its fee waiver agreement.  The Board further considered that after applicable fee waivers, the total annual operating expense ratio of the Acquiring Fund’s Investor Class shares is expected to be slightly lower than the total annual operating expense ratio of the Target Fund’s shares. The Board also considered the exclusions from the expense limitation arrangement applicable to the Acquiring Fund as compared to the Target Fund. The Board considered that the Manager currently intends to recommend to the Acquiring Trust’s Board the continuation of such fee waiver agreement for the Acquiring Fund for the foreseeable future.  The Board considered that the effective management fee rate of the Acquiring Fund is expected to be lower than the effective management fee rate currently paid by the Target Fund.  The Board considered that the management fee to be paid by the Acquiring Fund includes administrative services which are a separate expense for the Target Fund.
Distribution Capabilities; Economies of Scale. The Board considered Tocqueville’s representations that a primary driver for the proposals was the strong distribution support that the Manager and its affiliates would be able to provide with respect to the Target Fund. The Board considered the fund distribution capabilities of the Manager and its affiliates and their commitment to distribute the shares of the Acquiring Fund.  The Board also considered Tocqueville’s representations that by increasing distribution, the Reorganization increases the likelihood that the Target Fund will continue to grow and that shareholders will experience further economies of scale and efficiencies associated with the growth of assets.  The Board further considered the potential of the Acquiring Fund to experience economies of scale as a result of its being a series of the Acquiring Trust because certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, would be spread over a larger fund complex.
Distribution and Service Fees; Other Fees.  The Board considered that the Acquiring Fund’s Investor Class shares will not have a Rule 12b-1 fee while the Target Fund currently imposes a 12b-1 fee of 0.25% of its average daily net assets.  The Board also considered that the Acquiring Fund will have a shareholder services fee at annual rates up to 0.375% of the average daily net assets attributable to the Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries while the Target Fund does not have a shareholder services plan.  The Board further considered that the Target Fund assesses no front-end sales charge or exchange fees on its shares, and no such fees will be assessed by the Acquiring Fund on the Investor Class shares.
The Experience and Expertise of the Manager and Sub-Advisor.  The Board considered the following information that was provided to it regarding the Manager: (1) the Manager is an experienced provider of investment advisory services to institutional and retail markets; (2) since 1986, the Manager has offered a variety of services and products, including corporate cash management, separate account management, and mutual funds; and (3) the Manager serves retail clients as well as defined benefit plans, defined contribution plans, foundations, endowments, corporations, and other institutional investors.
The Board considered that Tocqueville, a Delaware limited partnership, and the current advisor to the Target Fund, would provide sub-advisory services to the Acquiring Fund.  The Board noted that the Sub-Advisor’s principals have significant investment experience related to the investment management of the Target Fund and the accounts of institutional clients, private investment companies, and mutual funds. The Board also noted that, by engaging Tocqueville as the Sub-Advisor to the Acquiring Fund, the Acquiring Fund will be advised by the same portfolio management team at Tocqueville that currently advises the Target Fund.
Tax Consequences.  The Board considered that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.  The Board further noted that the Manager expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.
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Expenses Relating to Reorganization.  The Board considered that the Manager and Tocqueville will pay all direct costs relating to the Reorganization, including the costs of preparing the Plan and Proxy Statement and seeking approval of the Plan from the Target Fund’s shareholders. The Board also considered that the Target Fund and its shareholders will not incur any direct expenses in connection with the Reorganization.
Consideration Paid to Tocqueville. The Board considered that the Manager had agreed to pay Tocqueville a fee upon the consummation of the Reorganization (“Consummation”), based on the average daily net assets of the Target Fund for the 60 calendar days preceding the Consummation. The Board also considered that the Manager had agreed to pay Tocqueville a fee, which is contemplated to be paid in three installments commencing on the date of the Consummation, based on the Manager’s net management fee earned from the Acquiring Fund for each measurement period following the date of the Consummation so long as the net assets of the Acquiring Fund on the relevant measurement date are equal or greater than the minimum specified percentage of the Target Fund’s average daily net assets for the 60 calendar days preceding the Consummation. The Board considered that these fees are payable by the Manager and not by the Target Fund or Acquiring Fund. The Board also considered that the Reorganization is contingent on the conditions of the Asset Purchase Agreement between Tocqueville and the Manager being satisfied or waived by mutual agreement of the parties thereto.
Other Alternatives.  The Board considered alternatives to the Reorganization, including the continuation of the Target Fund under the current structure. After considering the merits and viability of the other alternatives, the Board concluded that the possible alternatives, including maintaining the current Target Fund structure, were less desirable than the Reorganization.
Based on the information prepared by Tocqueville and the Manager, and as presented to the Board by Tocqueville, the Board determined that the Reorganization as proposed by Tocqueville is in the best interests of the Target Fund and its shareholders.  The Board approved the Reorganization, subject to approval by shareholders of the Target Fund and the solicitation of the shareholders of the Target Fund to vote “FOR” the approval of the Plan, the form of which is attached to this Proxy Statement in Appendix A.
Federal Income Tax Consequences
The Target Trust believes the Target Fund has qualified for treatment as a regulated investment company under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) since its inception. Accordingly, the Target Trust believes the Target Fund has been, and expects the Target Fund to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and net gains it distributes to shareholders to the extent provided for in Subchapter M.
The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code.  As a condition to the Closing, the Target Trust and the Acquiring Trust will receive an opinion of the Acquiring Trust’s counsel substantially to the effect that -- based on certain assumptions and conditioned on the representations set forth in the Plan (and, if such counsel requests, in separate letters from the Target Trust and the Acquiring Trust) being true and complete at the time of the Closing and the Reorganization being consummated in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved) -- the Reorganization will qualify as such a reorganization and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code) and that, accordingly, for federal income tax purposes
●
The Target Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for Investor Class shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s known liabilities or on the distribution of those shares to the Target Fund’s shareholders in exchange for their Target Fund shares;

●	A shareholder will recognize no gain or loss on the exchange of all of its Target Fund shares solely for Investor Class shares of the Acquiring Fund pursuant to the Reorganization;
●
A shareholder’s aggregate tax basis in the Acquiring Fund shares it receives pursuant to the Reorganization will be the same as the aggregate tax basis in its Target Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will

27

include, in each instance, its holding period for those Target Fund shares, provided the shareholder holds them as capital assets as of the time of the Closing;
●
The Acquiring Fund will recognize no gain or loss on its receipt of the Target Fund’s assets in exchange solely for the Acquiring Fund shares and the Acquiring Fund’s assumption of the Target Fund’s known liabilities;

●
The Acquiring Fund’s basis in each transferred asset will be the same as the Target Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period); and
●
For purposes of section 381 of the Code, the Acquiring Fund will be treated just as the Target Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of the Target Fund’s taxable year, the Target Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Target Fund’s last taxable year that began before the Reorganization will be included in the Acquiring Fund’s first taxable year that ends after the Reorganization.

Notwithstanding the above, the opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.
Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts.  If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.
Tracking Your Basis and Holding Period.  After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis in and holding period of your Acquiring Fund shares for federal income tax purposes.  Any basis determination method you elected with respect to Target Fund shares you acquired will continue to be used by the Acquiring Fund after the Reorganization for the Acquiring Fund shares exchanged for those Target Fund shares in the Reorganization (“Covered Exchange Shares”).  If you want to use any acceptable method for basis determination other than the average basis method, which will be the Acquiring Fund’s default method, with respect to any Acquiring Fund shares you acquire after the Reorganization (“Covered AB Shares” and, collectively with Covered Exchange Shares, “Covered Shares”), or want to change your election with respect to Covered Exchange Shares, you will have to elect to do so in writing (which may be electronic).  Any basis determination method for Covered Shares may not be changed with respect to a redemption thereof after the settlement date of the redemption.
The Acquiring Fund (or its administrative agent) is required to report to the IRS and furnish to its shareholders the basis information for Covered Shares.  As a result, the Acquiring Fund is required to report the gross proceeds from the redemption of its shares and, for Covered Shares, is also required to report the basis information and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Before making any redemptions, you should consult with your tax adviser to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.
Form of Organization and Shareholder Rights
Governing Law and Declarations of Trust.  The Target Fund and the Acquiring Fund are separate series of the Target Trust and Acquiring Trust (the “Trusts”), respectively, which are both organized as Massachusetts business trusts.  The Trusts are authorized to issue an unlimited number of shares of beneficial interest.  Each Trust’s operations are governed by its Agreement and Declaration of Trust (in the case of the Target Trust) and Amended and Restated Declaration of Trust (in the case of the Acquiring Trust) (together, the “Declarations of Trust”), By-Laws, and applicable state law.
28

Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, some state laws also apply because each mutual fund is organized as an entity under state law. The following is a summary of the law governing Massachusetts business trusts.
Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration.  All power and authority to manage the fund and its affairs generally resides with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust and bylaws.  The flexibility inherent in a Massachusetts business trust has led to it becoming a common form of organization for mutual funds.  That flexibility also means that the Massachusetts business trust law may be open to interpretation although, in resolving such matters, courts may look by analogy to Massachusetts corporate law.
Under the Declarations of Trust, any shareholder or former shareholder of the Funds will not be held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a shareholder.  The Funds are required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the Fund and not because of his or her acts or omissions.
A Massachusetts business trust can limit a trustee’s personal liability.  The Declarations of Trust provide that no Trustee of the Trusts will be responsible for or liable in any event for neglect or wrongdoing of the Trustee or any officer, agent, employee or investment advisor of the Trusts, but no Trustee will be protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  The 1940 Act currently provides that no fund officer or trustee shall be protected from liability to the fund or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.
The Declarations of Trust and By-Laws provides for shareholder voting for the election or removal of Trustees; with respect to the approval or termination in accordance with the 1940 Act of any agreement as to which shareholder approval is required by the 1940 Act; with respect to certain reorganizations of the Trusts or any of its series; with respect to certain amendments of the Declarations of Trust; as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trusts or the shareholders; and as otherwise required by the 1940 Act or other applicable laws.
Board of Trustees.  The Target Trust has seven trustees, one of whom is deemed an “interested person” (as defined in the 1940 Act) of the Target Trust. The Acquiring Trust Board has ten trustees, one of whom is deemed an “interested person” (as defined in the 1940 Act) of the Acquiring Trust.  For more information, refer to the SAI to this Proxy Statement, which is incorporated by reference into this Proxy Statement.
Classes.  The Target Fund offers one share class, and the Acquiring Fund will offer Y Class, Institutional Class and Investor Class shares. If the Reorganization is consummated, shareholders of the Target Fund will receive Investor Class shares of the Acquiring Fund. The Acquiring Trust’s Board has reserved the right to create and issue additional classes of the Acquiring Fund following the Reorganization.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of a distribution plan for a particular class.
Comparison of Distribution and Purchase, Redemption and Exchange Procedures
Tocqueville Securities, L.P. (“Tocqueville Securities”), an affiliate of the Target Fund’s investment advisor, located at 40 West 57th Street, 19th Floor, New York, NY 10019, is the distributor for the shares of the Target Fund.  Tocqueville Securities is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).  Under a Distribution Agreement with the Target Trust, Tocqueville Securities acts as the Target Fund’s agent in connection with the continuous offering of shares of the Target Fund.  Tocqueville Securities has no obligation to sell any specific quantity of the Target Fund’s shares.
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Resolute Investment Distributors, Inc. (“RID” or “Distributor’”), located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas  75039, will be the distributor and principal underwriter of the Acquiring Fund’s shares.  RID is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Acquiring Trust, RID acts as the distributor and principal underwriter of the Acquiring Trust in connection with the continuous offering of shares of the Acquiring Fund. The Distributor continually distributes shares of the Acquiring Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Acquiring Fund’s shares.
The Target Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, the Target Fund pays Rule 12b-1 distribution and service fees of 0.25% per annum of its average daily net assets to Tocqueville Securities.  The 12b-1 Plan compensates Tocqueville Securities regardless of expenses actually incurred by Tocqueville Securities.  The fees are used to pay for distribution activities and for providing shareholders with personal services and maintaining shareholder accounts.  These fees are paid out of the Target Fund’s assets on an on-going basis and, therefore, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Investor Class shares of the Acquiring Fund do not pay any Rule 12b-1 fees. The Acquiring Fund’s Investor Class shares will have a shareholder services plan for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes payments at an annual rate of up to 0.375% of the average daily net assets attributable to the Investor Class shares.
Purchase, Redemption and Exchange Procedures.
Purchase Procedures. The purchase procedures for the Target Fund and the Acquiring Fund are similar.  Investors may invest by contacting the Funds through a broker or other financial institution who sells shares of the Funds, or by mail, telephone or wire.  Investors may also contact the Acquiring Fund through the internet.
The minimum initial amount of investment in the Target Fund is $250 for retirement accounts and $1,000 for all other accounts.  Subsequent investments in the Target Fund for all types of accounts may be made with a minimum investment amount of $100.
The minimum initial investment for Investor Class shares of the Acquiring Fund will be $2,500. The minimum subsequent investment amount for the Acquiring Fund’s Investor Class shares is $50 for purchases by ACH, check or exchange, and $250 for purchases by wire transfer. Investor Class shares are also available to traditional IRA or Roth IRA shareholders investing directly in the Fund. The minimum investment is $2,500. A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.
Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third-party checks.
If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred.  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld. Additional information for the Acquiring Fund is set forth in Appendix C to this Proxy Statement.
Redemption Procedures.  The Target Fund permits, and the Acquiring Fund will permit, redemptions by mail, telephone, and internet and for shares purchased through a financial intermediary, through a broker-dealer or other financial intermediary. The Acquiring Fund will also permit redemptions through wire.  Additionally, each
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Fund has also reserved the right to redeem shares “in kind.” Additional shareholder account information for the Acquiring Fund is set forth in Appendix C to this Proxy Statement.
Exchange Procedures.  The Target Fund has an exchange feature.  Investor Class shares of the Acquiring Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” in Appendix C to this Proxy Statement for additional limitations that apply to purchases and redemptions.
The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. American Beacon Fund shares may be acquired through exchange only in states in which they can be legally sold. The Acquiring Trust reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Please refer to the section titled “Frequent Trading and Market Timing” in Appendix C to this Proxy Statement for information on the Acquiring Trust’s policies regarding frequent purchases, redemptions, and exchanges.
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
Manager and Sub-Advisor
The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, will serve as the Manager and administrator of the Acquiring Fund. The Manager is an indirect wholly-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.
The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Manager, on behalf of the Acquiring Fund, has filed or will file a notice claiming the Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 exclusion from registration as a commodity pool operator (“CPO”) under the Commodity Exchange Act, and the Manager is exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Acquiring Fund.
The Manager may allocate the assets of the Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Acquiring Fund.  The Manager:
●	develops overall investment strategies for the Acquiring Fund;
●	selects and changes the sub-advisor;
●	allocates assets to the sub-advisor;
●	monitors and evaluates the sub-advisor’s investment performance;
●	monitors the sub-advisor’s compliance with the Acquiring Fund’s investment objectives, policies and restrictions;
●	oversees the Acquiring Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable; and
●	directs the investment of the portion of Acquiring Fund assets that the sub-advisor determines should be allocated to short-term investments.

The assets of the Acquiring Fund are currently allocated by the Manager to one sub-advisor, Tocqueville.  The Sub-Advisor has full discretion to purchase and sell securities for the Acquiring Fund in accordance with the Acquiring Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager.  The Manager oversees the Sub-Advisor but does not reassess individual security selections made by the Sub-Advisor for the Acquiring Fund.
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Although the Manager has no current intention to do so, the Acquiring Fund’s assets may be allocated among one or more additional sub-advisors in the future by the Manager.  The Acquiring Fund operates in a manager-of-managers structure. The Acquiring Fund and the Manager have received an exemptive order from the SEC that permits the Acquiring Fund, subject to certain conditions and approval by the Acquiring Trust Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of shareholders. The Fund and the Manager may seek to receive a further exemptive order from the SEC in the future that, if granted, would permit the Fund to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to certain conditions.  The Manager has ultimate responsibility, subject to oversight by the Acquiring Trust Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The order also exempts the Acquiring Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisors are aggregated and fees payable to sub-advisors that are affiliated with the Manager, if any, would be aggregated with fees payable to the Manager. Disclosure of the separate fees paid to an affiliated sub-advisor would be required. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Acquiring Trust Board, including a majority of its “non-interested” Trustees, must approve the change.  In addition, the Acquiring Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.
The Acquiring Fund’s Management Agreement with the Manager provides for the Acquiring Fund to pay the Manager an annualized management fee based on a percentage of the Acquiring Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:
First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Manager also may receive up to 10% of the net monthly income generated from the Acquiring Fund’s securities lending activities as compensation for oversight of the Acquiring Fund’s securities lending program, including the securities lending agent, State Street Bank and Trust Company. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.  As of the date of this Proxy Statement, the Acquiring Fund intends to engage in securities lending activities.
The Manager has contractually agreed to waive fees and/or reimburse expenses for the Acquiring Fund Investor Class shares through February 28, 2021 to the extent that total annual fund operating expenses exceed 1.25% for Investor Class shares (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Acquiring Trust’s Board. The Acquiring Trust Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the Investor Class shares to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.
Tocqueville is a Delaware limited partnership that has been registered as an investment advisor with the SEC since April 1990 and has managed the affairs of the Target Fund since its inception and will act as sub-advisor to the Acquiring Fund after the Reorganization.  The address of the Sub-Advisor is 40 W 57th Street, 19th floor, New York, NY 10019. Tocqueville had approximately $10.7 billion in assets under management as of June 30, 2018.
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The Acquiring Trust, on behalf of the Acquiring Fund, and the Manager have entered into an Investment Advisory Agreement with Tocqueville pursuant to which the Acquiring Fund has agreed to pay Tocqueville an annualized subadvisory fee that is calculated and accrued daily equal to 0.40% on the first $1 billion, 0.35% on the next $1 billion, and 0.325% on assets in excess of $2 billion of the Acquiring Fund’s average daily net assets.
A discussion of the Acquiring Trust Board’s consideration and approval of the Management Agreement between the Acquiring Fund and the Manager and the Investment Advisory Agreement among the Acquiring Trust, the Sub-Advisor and the Manager will be available in the Acquiring Fund’s semi-annual report for the period ended April 30, 2019.
Information about the portfolio manager who is primarily responsible for overseeing the Funds’ investments is discussed in “Comparison of Investment Objectives, Principal Investment Strategies, Policies, and Management of the Funds” above.  The SAI to this Proxy Statement, which is incorporated by reference into this Proxy Statement, provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Target Fund.
Other Service Providers
State Street, located at One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the Acquiring Fund. In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and instructions given by the Acquiring Fund’s Manager, State Street may receive compensation from the Acquiring Fund for investing certain excess cash balances in designated futures or forwards.  State Street also serves as the Acquiring Fund’s Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians.
DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Dr., Quincy, Massachusetts 02169, is the transfer agent and dividend paying agent for the Acquiring Trust and provides these services to Acquiring Fund shareholders.
Resolute Investment Distributors, Inc. (“RID” or “Distributor’”), located at 220 E. Las Colinas Blvd, Suite 1200, Irving, TX  75039, is the distributor and principal underwriter of Acquiring Fund’s shares.
Tax Considerations
The Acquiring Fund intends to make annual distributions that may be taxed to its shareholders as ordinary income, qualified dividend income, long-term capital gain or dividends received deductions for corporate shareholders.  For a discussion of relevant tax matters please refer to Appendix C to this Proxy Statement.
Payments to Broker-Dealers And Other Financial Intermediaries
If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Fund and the Acquiring Fund’s distributor or Manager may pay the intermediary for the sale of Acquiring Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Acquiring Fund over another investment.  Ask your individual financial adviser or visit your intermediary’s website for more information.
VOTING INFORMATION
Record Date, Voting Rights and Vote Required
Proxies are being solicited from the shareholders of the Target Fund by the Target Trust Board for the Special Meeting to be held on December 13, 2018, at 11:00 a.m. Eastern Time at the principal executive offices of the Target Trust located at 40 West 57th Street, 19th Floor, New York, NY 10019, or at such later time made
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necessary by adjournment.  Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.
The Target Trust Board has fixed the close of business on October 15, 2018 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.  Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held.  As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Target Fund was 72,839,063.412 shares.  Shareholders of record who own five percent or more of the Target Fund as of the Record Date are set forth on Appendix B to this Proxy Statement.  Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of the Target Fund’s shares present at the Special Meeting, if the holders of more than 50% of the Target Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Target Fund’s outstanding shares.
How to Vote
You may cast their vote by mail, by the internet, and by telephone as set forth below:
Mail:
To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card(s), sign and date the card(s) and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

Phone:
Automated Touchtone: the toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card(s).  You must have the control number found on the reverse side of your proxy card(s).

Representative: To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).
Proxies
All proxies solicited by the Target Trust Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Target Fund receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.
You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to Cleo Kotis, Secretary of the Target Trust.  You may also give written notice of revocation in person at the Special Meeting.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.
Quorum and Adjournments
A majority of the outstanding shares of the Target Fund that are entitled to vote will be considered a quorum for the transaction of business. Any lesser number shall be sufficient for adjournments. If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Plan described in this Proxy Statement are not received, the persons named as proxies may, but are
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under no obligation to, propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present.  The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.
Effect of Abstentions and Broker “Non-Votes”
Abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present but will not be voted “FOR” or “AGAINST” any adjournment.  Therefore, abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment.  Abstentions and broker non-votes also will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve the Plan.  Accordingly, abstentions and broker non-votes effectively will be a vote “AGAINST” the Plan. Treating broker non-votes as votes against the proposals can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Target Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Target Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.
Solicitation of Proxies
The Target Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of Tocqueville, who will not be paid for these services. Tocqueville has retained Broadridge Financial Solutions to aid in the solicitation of proxies, including the printing and distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tabulation, at an anticipated cost of approximately $79,925, plus expenses.  The Manager and Tocqueville will bear all direct costs relating to the Reorganization, including the costs of seeking approval from the Target Fund’s shareholders of the Plan.
OTHER INFORMATION
Other Business
The Target Trust Board knows of no other business to be brought before the Special Meeting.  If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.
Next Meeting of Shareholders
The Target Fund does not hold regular meetings of shareholders.  Shareholders wishing to submit proposals for inclusion in any proxy statement for a subsequent meeting of shareholders should send their written proposals to Cleo Kotis, Secretary of the Target Trust, 40 West 57th Street, 19th Floor, New York, NY 10019.  Proposals must be delivered to the Secretary of the Target Trust a reasonable time before we begin to print and send our proxy materials.  Timely submission of a proposal does not necessarily mean that the proposal will be included.
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Legal Matters
Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by K&L Gates LLP.
Information Filed With the SEC
The Target Trust and the Acquiring Trust are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.  You also may obtain many of these documents by accessing the internet site for the Target Trust at www.tocquevillefunds.com and the Acquiring Trust at www.americanbeaconfunds.com.  Text-only versions of all of the Trusts’ documents can be viewed online or downloaded from the EDGAR database on the SEC’s internet site at www.sec.gov.  You can review and copy proxy material, reports and other information regarding the Funds by visiting the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549, and at the following regional offices of the SEC:  Atlanta – 3475 Lenox Road, NE., Suite 1000, Atlanta, GA 30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver – 1801 California Street, Suite 1500, Denver, CO 80202; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles – 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 3 World Financial Center, Suite 400, New York, NY 10281; Philadelphia – 701 Market Street, Suite 2000, Philadelphia, PA 19106; Salt Lake City – 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and San Francisco – 44 Montgomery Street, Suite 2800, San Francisco, CA 94104.  You can obtain copies, upon payment of a duplicating fee at prescribed rates, by sending an e-mail request to the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at publicinfo@sec.gov or by writing the Public Reference Room at the address above.  Information on the operations of the Public Reference Room may be obtained by calling 1-202-551-5850.

By Order of the Board of Trustees of The Tocqueville Trust,

Cleo Kotis
Secretary

November 9, 2018

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION
THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of September 13, 2018, among AMERICAN BEACON FUNDS, a Massachusetts business trust, with its principal place of business at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 (“New Trust”), on behalf of its segregated portfolio of assets (“series”), American Beacon Tocqueville International Value Fund (“New International Value Fund”), THE TOCQUEVILLE TRUST, a Massachusetts business trust, with its principal place of business at 40 West 57th Street, New York, New York  10019 (“Old Trust”), on behalf of its series, The Tocqueville International Value Fund (“Old International Value Fund”), and solely for purposes of paragraph 6, AMERICAN BEACON ADVISORS, INC., New Trust’s investment manager (“AmBeacon Manager”), and TOCQUEVILLE ASSET MANAGEMENT L.P., Old Fund’s investment adviser (“Tocqueville”).  (The New Trust and Old Trust are each sometimes referred to herein as an “Investment Company”; New International Value Fund is sometimes referred to as “New Fund”; Old International Value Fund is sometimes referred to as “Old Fund”; and each of New Fund and Old Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by the Investment Company of which that Fund is a series, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by a Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.
Each Investment Company wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”), with respect Old International Fund and New International Fund.  The reorganization will involve Old Fund’s changing its identity, form, and place of organization -- by converting from a series of the Old Trust to a series of the New Trust -- by (1) transferring all its assets to New Fund (which is being established solely for the purpose of acquiring those assets and continuing Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in New Fund and New Fund’s assumption of all of Old Fund’s Liabilities (defined below), (2) distributing those shares pro rata to Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) terminating Old Fund, all on the terms and conditions set forth herein (each of the foregoing transactions being referred to herein collectively as the “Reorganization”).
Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the applicable Reorganization.

Old Fund currently offers one class of shares (“Old Fund Shares”).  New Fund will have multiple classes of shares, including a class designated Investor Class shares (“New Fund Investor Class Shares” or “New Fund Shares”); New Fund’s other classes of shares (designated Y Class shares and Institutional Class shares) will not be involved in any Reorganization and thus are not included in the term “New Fund Shares.”  New Fund Investor Class Shares have substantially similar characteristics to Old Fund Shares.  Immediately following the Closing (as defined in paragraph 2.1) of the Reorganization, the only issued and outstanding shares of New Fund will be the New Fund Investor Class shares.
In consideration of the mutual promises contained herein, the Investment Companies agree as follows:
1.             PLAN OF REORGANIZATION AND TERMINATION
1.1.          Subject to the requisite approval of Old Fund’s shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund.  In exchange therefor, New Fund shall:
(a)
issue and deliver to Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) New Fund Investor Class Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

(b)	assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).
Those transactions shall take place at the Closing.
1.2           The Assets shall consist of all assets and property of every kind and nature -- including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records -- Old Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Old Fund’s books at that time; and Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.
1.3          The Liabilities shall consist of all of Old Fund’s known liabilities, debts, obligations, and duties existing at the Effective Time, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in paragraph 3.1(aa)) borne by Tocqueville and AmBeacon Manager pursuant to paragraph 6.  Notwithstanding the foregoing, Old Fund shall endeavor to discharge all its known liabilities, debts, obligations, and duties that are or will become due before the Effective Time, other than those incurred in the ordinary course of business that are associated with assets of the Old Fund to be transferred to the New Fund, prior to Closing. Any such liabilities incurred prior to Closing in the ordinary course of business that are associated with the assets of the Old Fund to be transferred to the New Fund not so discharged and existing at Closing shall be assumed by the New Fund.
1.4          At or before the Closing, New Fund shall redeem the Initial Share (as defined in paragraph 5.5) for the amount at which it is issued pursuant to paragraph 5.5.  At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Old

Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations).  That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional New Fund Shares due that Shareholder (i.e., the account for each Shareholder that holds Old Fund Shares shall be credited with the respective pro rata number of full and fractional New Fund Investor Class Shares due that Shareholder). The aggregate net asset value (“NAV”) of New Fund Investor Class Shares to be so credited to a Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records. New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.
1.5          Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.
1.6          Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.
1.7          After the Effective Time, Old Fund shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time Old Fund shall be terminated as a series of Old Trust. .
2.            CLOSING AND EFFECTIVE TIME
2.1          Unless the Investment Companies agree otherwise in writing, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on January 18, 2019 (“Effective Time”).  The Closing shall be held at New Trust’s offices or at such other place as to which the Investment Companies agree.
2.2          Old Trust shall cause the custodian of Old Fund’s assets (“Old Custodian”) (a) to make Old Fund’s portfolio securities available to New Trust (or to its custodian (“New Custodian”), if New Trust so directs), for examination, no later than five business days preceding the Effective Time, it being understood that such holdings may change prior to the Effective Time, and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for New Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Old Fund’s assets are deposited, in the case of Old Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  Old Trust shall also direct the Old Custodian to deliver at the Closing a certificate of an authorized officer (“Certificate”) (a) stating that pursuant to proper instructions provided to the Old Custodian by Old Trust, the Old Custodian has delivered all of Old Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian. The New Fund hereby agrees to keep any portfolio securities information provided prior to the Effective Time confidential and to share such information only with its service providers that (i) require such information in connection with the consummation of the transaction contemplated herein and (ii) are subject to a duty, contractual or otherwise, to keep such information confidential.
2.3          Old Trust shall deliver, or shall direct its transfer agent to deliver, to New Trust at the Closing a Certificate, certified by Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable, listing (a) the Shareholders’ names and addresses, (b) the number of full and fractional outstanding Old Fund Shares each such Shareholder owns, identifying which shares are represented by outstanding certificates and which by book-entry accounts, (c) the dividend reinvestment elections, if any, applicable to each Shareholder, and (d) the backup withholding and nonresident alien withholding certifications, notices, or records on file with Old Trust with respect to each Shareholder, all at the Effective Time.  New Trust shall direct its transfer agent to deliver to Old Trust at or as soon as reasonably practicable after the Closing a Certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s account on those records at that time and thereafter transferred to the Shareholders’ accounts in accordance with paragraph 1.4.
2.4          Old Trust shall deliver to New Trust and AmBeacon Manager, within five days before the Closing, it being understood that such holdings may change prior to the Effective Time, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Old Fund’s books at values provided by an authorized pricing vendor for Old Fund.
2.5          If requested by New Trust, Old Trust shall direct U.S. Bancorp Fund Services, LLC, Old Fund’s sub-administrator (“U.S. Bancorp”), and other applicable service providers to deliver at the Closing all work papers and supporting statements related to financial statements and tax returns, including those related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006), pertaining to Old Fund (collectively, “Work Papers”) for all fiscal and taxable periods ended on or before October 31, 2017, and, if relevant, for the period from October 31, 2017 through the Effective Time.
2.6          At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.
3.            REPRESENTATIONS AND WARRANTIES
3.1          Old Trust, on Old Fund’s behalf, represents and warrants to New Trust, on New Fund’s behalf, as follows:
(a)          Old Trust (1) is Massachusetts business trust that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and its Agreement and Declaration of Trust dated September 15, 1986, as amended on August 19, 1991, and August 4, 1995 (“Declaration of Trust”), is filed with the office of the Secretary of the Commonwealth of

Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A, and (4) before January 1, 1997, “claimed” classification as an association taxable as a corporation and has never elected otherwise;
(b)          Old Fund is a duly established and designated series of Old Trust;
(c)          Old Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)          At the Effective Time, Old Trust will have good and marketable title to the Assets for Old Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”).
(e)          Old Trust, with respect to Old Fund,  is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law, Old Trust’s Declaration of Trust, or Old Trust’s Amended and Restated By-laws, dated June 20, 2002, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound;
(f)          At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Old Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
(g)          No material litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently known to be pending or, to Old Trust’s knowledge, threatened against Old Trust, with respect to Old Fund or any of its properties or assets attributable or allocable to Old Fund, that, if adversely determined, would materially and adversely affect Old Fund’s financial condition or the conduct of its business; and Old Trust, on Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such material litigation, proceeding, action, or investigation and is not known to be a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Old Fund’s business or Old Trust’s ability to consummate the transactions contemplated hereby;

(h)          Old Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown as belonging to it on its statement of assets and liabilities as of October 31, 2017, and those incurred in the ordinary course of business as an investment company since such date.  Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended October 31, 2017, have been audited by Grant Thornton LLP, an independent registered public accounting firm that audits Old fund’s books, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Old Trust has furnished to New Trust), present fairly, in all material respects, Old Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;
(i)          Since October 31, 2017, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness (other than indebtedness incurred in connection with certain investment contracts including options, futures, forward and swap contracts) was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, distributions of net investment income and net realized capital gains, changes in portfolio securities, or the redemption of Old Fund Shares by its shareholders will not constitute a material adverse change;
(j)          All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Old Fund required by law to have been filed by the Effective Time (taking into account any properly and timely filed extensions of time to file) have been or will, prior to the Effective Time, be filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof; to the best of Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns;
(k)          Old Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (a) the reporting of dividends and other distributions with respect to, and redemptions of, its shares, (b) withholding in respect thereof, and (c) shareholder basis reporting, (2) has withheld in respect of those dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;
(l)          Old Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Old Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year through the Effective Time), Old Fund has met (and for its current taxable year through the Effective Time will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a “regulated investment company” (as defined in section 851(a)(1)) (“RIC”) and has been (and for its current taxable year through the Effective Time will

be) eligible to and has computed its federal income tax under section 852; Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
(m)          All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 2.3); and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;
(n)          Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(o)          Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(p)          On the date on which they were issued, on the effective date of the Registration Statement (as defined in paragraph 3.3(a)), at the time of the Shareholders Meeting (as defined in paragraph 4.2), and at the Effective Time, Old Fund’s current prospectus and statement of additional information did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (“Untrue Statement or Omission”);
(q)          The information to be furnished by Old Trust for use in no-action letters, applications for orders, Registration Statement, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by New Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any Untrue Statement or Omission;
(r)          The Trust Agreement permits Old Trust to vary its shareholders’ investment; Old Trust does not have a fixed pool of assets; and each series thereof (including Old Fund) is a managed portfolio of securities, and Tocqueville has the authority to buy and sell securities for Old Fund;
(s)          Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information, except as previously disclosed in writing to New Trust;

(t)          The New Fund Shares to be delivered to Old Trust hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;
(u)          Old Fund’s minute books and similar records made available to New Trust prior to the execution hereof contain a true and complete record in all material respects of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board and any committees of its Board; Old Fund’s shareholder records so made available accurately reflect all record transfers in Old Fund’s shares prior to the execution of this Agreement; and any other books and records of Old Fund so made available are true and correct in all material respects and contain no material omissions with respect to Old Fund’s business and operations;
(v)          Old Trust has maintained with respect to Old Fund, in all material respects, all books and records required of a registered investment company in compliance with the requirements of section 31 of the 1940 Act and rules thereunder, and those books and records are true and correct in all material respects;
(w)         Old Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;
(x)          Old Fund does not have any unamortized or unpaid organizational fees or expenses;
(y)          Old Fund has not changed its taxable year-end since inception and will not change its taxable year-end prior to the Closing;
(z)           None of the compensation received from Old Fund, Tocqueville, or any “affiliated person” (as defined in section 2(a)(3) of the 1940 Act) of or person related to (collectively, an “Affiliate”) either of them (each, an “Old Fund Group Member”) by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any Old Fund Group Member; and the compensation paid to any such Shareholder by any Old Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
(aa)         No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by any Old Fund Group Member (other than Old Fund) or, to Old Trust’s knowledge, any other person unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders by any Old Fund Group Member or, to Old Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;
(bb)         Immediately following consummation of the Reorganization, New Fund will hold the same assets and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization; and

   (cc)         Old Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).
3.2          New Trust, on New Fund’s behalf, represents and warrants to Old Trust, on Old Fund’s behalf, as follows:
(a)          New Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts (“Massachusetts”), and its Amended and Restated Declaration of Trust, dated March 4, 2015 (“Declaration”), is on file with the Secretary of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;
(b)          At the Effective Time, New Fund will be a duly established and designated series of New Trust; New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;
(c)          New Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)          Before the Closing, there will be no (1) issued and outstanding New Fund Shares of any class, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) other securities issued by New Fund, except the Initial Share;
(e)          No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(f)          New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law, the Declaration or New Trust’s Bylaws, or any Undertaking to which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;
(g)          No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to New Fund or any of its properties or assets attributable or allocable to New Fund, that, if adversely determined, would materially and adversely affect New Fund’s financial condition or the conduct of its business; and New Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;
(h)          New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; until that time, New Fund will take all steps necessary to ensure that it is eligible and qualifies for taxation as a RIC under Subchapter M; from and after its commencement of operations, New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such; assuming that Old Fund will meet the requirements of Subchapter M for qualification as a RIC for the part of its taxable year through the Effective Time, New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for each subsequent taxable year;
(i)          The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;
(j)          There is no plan or intention for New Fund to be terminated, dissolved, or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
(k)          Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(l)          The information to be furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any Untrue Statement or Omission;
(m)          The Declaration permits New Trust to vary its shareholders’ investment; New Trust does not have a fixed pool of assets; and each series thereof (including New Fund after it commences operations) is (or will be) a managed portfolio of securities, and AmBeacon Manager and each investment sub-advisor thereof have (and Tocqueville, as New Fund’s investment sub-advisor, will have) the authority to buy and sell securities for it;

(n)          None of the compensation received from New Fund, AmBeacon Manager, or any Affiliate of either of them (each, a “New Fund Group Member”) by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any New Fund Group Member; and the compensation paid to any such Shareholder by any New Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
(o)          No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by any New Fund Group Member or, to New Trust’s knowledge, any other person unless those expenses are Reorganization Expenses, and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders by any New Fund Group Member or, to New Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;
(p)          Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization; and
(q)          New Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).
3.3           Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:
    (a)          No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;
    (b)          The value of the New Fund Shares each Shareholder receives will be equal to the value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;
    (c)          The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;
    (d)          The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject; and
    (e)          The principal purpose of New Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction.

4.            COVENANTS
4.1          Old Trust covenants to operate Old Fund’s business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Old Fund Shares, and regular and customary periodic dividends and other distributions.
4.2          Old Trust covenants to call and hold a meeting of Old Fund’s shareholders to consider and act on this Agreement and to take all other action reasonably necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).
4.3          Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.
4.4          Old Trust covenants that it will turn over its books and records pertaining to Old Fund (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.
4.5          Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.
4.6          Each Investment Company covenants that it will, from time to time, as and when reasonably requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems reasonably necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Fund’s behalf, title to and possession of all the Assets and assumption of all the Liabilities, and (b) Old Trust, on Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.
4.7          New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.
4.8          Old Trust covenants that, as promptly as practicable, but in any case within 60 days, after the Effective Time, it will furnish to New Trust, in a form reasonably satisfactory thereto, a Certificate stating Old Fund’s earnings and profits for federal income tax purposes and any capital loss carryovers and other items that will be carried over to New Fund pursuant to section 381.
4.9          It is each Investment Company’s intention that the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and in furtherance thereof, each Investment Company covenants that it will not take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to so qualify.
4.10        Old Trust covenants that it, if requested, will cause U.S. Bancorp and other applicable service providers to deliver to New Trust all Work Papers for all fiscal and taxable periods ended on or before October 31, 2018, 60 days after that date and, if relevant, for the period from October 31, 2018 through the Effective Time no later than the earlier of (a) 60 days after the date of the request or (b) 15 days after the Effective Time.

4.11        Old Trust covenants to make a pro rata distribution of all the New Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation of Old Fund.
4.12        New Trust covenants that it will engage a transfer agent that will open accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.
4.13        Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.
5.            CONDITIONS PRECEDENT
Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:
5.1          This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Old Fund’s shareholders at the Shareholders Meeting;
5.2          All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;
5.3          At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;
5.4          The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 2.6(b).  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this

Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:
(a)          New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares and in complete liquidation of Old Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));
(b)          Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;
(c)          New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;
(d)          New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);
(e)          A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares (including fractional shares to which they may be entitled) pursuant to the Reorganization;
(f)          A Shareholder’s aggregate basis in the New Fund Shares (including fractional shares to which they may be entitled) it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares (including fractional shares to which they may be entitled) will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and
(g)          For purposes of section 381, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund’s last taxable year that began before the Reorganization will be included in New Fund’s first taxable year that ends after the Reorganization.
Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;
5.5           Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one New Fund Share (“Initial Share”) to AmBeacon Manager or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment management and sub-advisory contracts and other agreements and plans referred to in paragraph 5.6 as may be required by applicable law and to take whatever action it may be required to take as New Fund’s sole shareholder;
5.6          New Trust, on New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a sub-advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company.  Each such contract, plan, and agreement shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by AmBeacon Manager or its affiliate as New Fund’s sole shareholder; and
5.7          At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.
6.            EXPENSES
Subject to complying with the representations and warranties contained in paragraphs 3.1(aa) and 3.2(o), Tocqueville and AmBeacon Manager shall bear the expenses relating to the Reorganization (“Reorganization Expenses”) as set forth herein.  Each of Tocqueville and AmBeacon Manager shall bear 50% of the following Reorganization Expenses: (1) costs, including legal and accounting fees, associated with preparing, reviewing, and filing the Agreement and Old Fund’s proxy materials, (2)  expenses incurred in connection with printing and mailing Old Fund’s proxy materials and the solicitation of proxies for the special meeting of Old Fund shareholders, (3) transfer agent and custodian conversion costs, and (4) transfer taxes for foreign securities.  Tocqueville shall bear its own Reorganization Expenses not listed above, including (1) costs of preparing and filing Old Fund’s prospectus supplements, (2) costs associated with any meeting of the Board of Trustees of the Old Trust, and (3) Tocqueville’s travel and similar expenses in connection with the Reorganization.  AmBeacon Manager shall bear its own Reorganization Expenses not listed above, including (1) costs of preparing and filing New Fund’s registration statement, (2) costs associated with any meeting of the Board of Trustees of the New Trust, and (3) AmBeacon Manager’s travel and similar expenses in connection with the Reorganization.  Tocqueville and AmBeacon Manager shall remain liable for their respective shares of the Reorganization Expenses regardless of whether the transactions contemplated hereby occur, and this paragraph 6 shall survive the Closing (notwithstanding anything to the contrary in paragraph 7) and any termination of this Agreement pursuant to paragraph 8.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.
7.            ENTIRE AGREEMENT; NO SURVIVAL; CONFIDENTIALITY
 Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  Except where otherwise indicated in this Agreement, the representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.            TERMINATION
This Agreement may be terminated with respect to the Reorganization at any time at or before the Closing:
8.1          By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before June 30, 2019,  or such other date as to which the Investment Companies agree; or
8.2          By the Investment Companies’ mutual agreement.
In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.
9.            AMENDMENTS
The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.
10.          SEVERABILITY
Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.
11.          MISCELLANEOUS
11.1         This Agreement shall be governed by and construed in accordance with the internal laws of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
11.2          Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on New Fund’s behalf, or Old Trust, on Old Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
11.3          Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the applicable Fund but are only binding on and enforceable against its property attributable to and held for the benefit of the applicable Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or the applicable Fund’s behalf, shall look only to the other applicable Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.
11.4          This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.
[Signatures on following page]

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.
AMERICAN BEACON FUNDS, on behalf of its series, American Beacon Tocqueville International Value Fund

By:	/s/ Gene L. Needles
Gene L. Needles, Jr.
President

THE TOCQUEVILLE TRUST, on behalf of its series, The Tocqueville International Value Fund

By:	/s/ Robert Kleinschmidt
Robert Kleinschmidt
President
Solely for purposes of paragraph 6,
TOCQUEVILLE MANAGEMENT CORP., as the General Partner for TOCQUEVILLE ASSET MANAGEMENT L.P.

By:	/s/ Robert Kleinschmidt
Robert Kleinschmidt
President and Director of Tocqueville Management Corp.
AMERICAN BEACON ADVISORS, INC.

By:	/s/ Gene L. Needles
Gene L. Needles, Jr.
Chief Executive Officer

APPENDIX B

OWNERSHIP OF SHARES OF THE TARGET FUND
A principal shareholder is any person who owns of record or beneficially 5% or more of the Target Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities of the Target Fund in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Target Fund. The actions of an entity or person that controls the Target Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Target Fund or large redemptions by a control person could cause the Target Fund’s other shareholders to pay a higher pro rata portion of the Target Fund’s expenses.
As of the Record Date, the Target Fund’s shareholders of record and/or beneficial owners (to the Target Trust’s knowledge) who owned 5% or more of the Target Fund’s shares are set forth below.  The shareholders listed below are owners of record, holding such shares for the accounts of certain of their customers.

Name and Address	No. of Shares Owned	% of Shares
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	20,992,811.9600	28.82%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	12,966,325.7790	17.80%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	7,147,887.4370	9.81%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	6,789,248.4220	9.32%
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	6,065,206.2040	8.33%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	3,877,329.8810	5.32%

B-1

As of the Record Date, the Officers and Trustees of the Target Trust, as a group, owned of record or beneficially less than 1% of the outstanding voting securities of the Target Fund.
Because the Acquiring Fund has not commenced operations as of the date of this Proxy Statement, as of the Record Date, there were no shareholders of record that owned 5% or more of the outstanding shares of the Acquiring Fund and the Officers and Trustees of the Acquiring Trust, as a group, did not own any shares of the Acquiring Fund.

B-2

APPENDIX C

 VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE ACQUIRING FUND
References to the “Fund” in this Appendix C are to the Acquiring Fund)
Valuation of Acquiring Fund Shares
The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV per share is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.
The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE”), which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.
Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.
The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.
Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities.  The Fund is expected to fair value securities as a result of significant events occurring after the close of the foreign markets in which this Fund invest.  Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests. In addition, the Fund may invest in illiquid securities requiring these procedures.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures. You may view the Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links’’ and then ‘‘Daily NAVs.’’
Portfolio Holdings
A complete list of the Fund’s holdings will be made available on the Fund’s website on a quarterly basis approximately sixty days after the end of each calendar quarter and will remain available for six months thereafter. A list of the Fund’s ten largest holdings will be made available on the Fund’s website on a quarterly basis. The ten largest holdings of the Fund will generally be posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. The Fund’s ten largest holdings may also be accessed by selecting the Fund’s fact sheet.
A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI, which you may access on the Fund’s website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.
Redemptions In Kind
Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
Frequent Trading and Market Timing
Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV is known as market timing.
The Fund’s Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one ‘‘round trip’’ in the Fund in any rolling 90-day period. A ‘‘round trip’’ is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Proxy Statement. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund’s shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.
The round-trip limit does not apply to the following transaction types:

●	shares acquired through the reinvestment of dividends and other distributions;
●	systematic purchases and redemptions;
●	shares redeemed to return excess IRA contributions; or
●
certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third-party administrators of retirement plans, and trust companies, will be asked to enforce the Fund’s policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund’s policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund’s policies. The Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Fund.
The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Fund has entered into agreements with the intermediaries that service the Fund’s investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund’s instructions to restrict transactions by investors who the Manager has identified as having violated the Fund’s policies and procedures to deter frequent trading and market timing.
Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs’’ by the Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio, (iii) provides the Manager a description of the wrap program(s), and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of the Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund’s frequent trading and market timing policies.
The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund’s policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.

Purchase and Redemption of Shares
Eligibility
If the Plan is approved, the Investor Class shares offered by this Proxy Statement will be distributed to shareholders of the Target Fund.  The Acquiring Trust does not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.
Subject to your eligibility, you may invest in the Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans.
If you invest directly with the Fund, the fees and policies with respect to the Fund’s shares that are outlined in this Proxy Statement are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or a share class for any investor.
If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain all information regarding the Acquiring Fund. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Proxy Statement. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.
Minimum Initial Investment
	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Investor	$2,500	$50	$250

Investor Class shares are offered to retail investors who invest directly through a financial intermediary, such as a broker, or through employee directed benefit plans and were formerly shareholders of the Target Fund prior to its reorganization into the Acquiring Fund. Investor Class shares are also available to traditional IRA or Roth IRA shareholders investing directly in the Fund. The minimum investment in $2,500. A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.
Opening an Account
You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.
To open an account directly with the Fund, a completed, signed application is required. You may obtain an account application from the Fund’s website www.americanbeaconfunds.com or by calling 1-800-658-5811.
Complete the application, sign it and send it:

Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	For Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.
The Fund reserves the right to liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder’s identity within three days of account opening.
Purchase Policies
Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business.  Shares of the Fund will only be issued against full payment, as described more fully in this Proxy Statement and SAI.
The Fund has authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner. The Fund is not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.
Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third-party checks.
If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred.  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.
Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies
If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund. A sale or redemption of your shares is generally taxable to you. See “Taxes.”
The redemption price will be the NAV per share next determined after a redemption request is received in good order. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).
Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.
The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.
Although the Fund intends to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the Fund’s interfund credit facility, in stressed market conditions and other appropriate circumstances, the Fund reserves the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Exchange Policies
If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange. An exchange is a taxable event to you. See “Taxes.”
Shares of any class of the Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled ‘‘Redemption Policies’’ and ‘‘Purchase Policies’’ for additional limitations that apply to redemptions and purchases.
If Fund shares were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of the Fund and into another fund.
The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders.  Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Shares of any class of the Fund may be converted to shares of another class of the Fund under certain limited circumstances. For federal income tax purposes, the conversion of shares of one share class of the Fund to shares of a different share class of the Fund will not result in the realization of a capital gain or loss. However an exchange of shares of the Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of capital gain or loss for those purposes.
Payments to Financial Intermediaries
For certain share classes the Fund and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.
The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party’s own resources and constitute what is sometimes referred to as ‘‘revenue sharing.’’
Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.
Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Proxy Statement.
How to Purchase, Redeem or Exchange Shares
If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

●	Your name/account registration
●	Your account number
●	Type of transaction requested
●	Fund name(s) and fund numbers
●	Dollar amount or number of shares
Transactions for direct shareholders are conducted through:
Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105
Purchases by Wire:
Send a bank wire to State Street Bank and Trust Company with these instructions:
●	ABA# 0110-0002-8; AC-9905-342-3,
●	Attn: American Beacon Funds
●	the fund name and fund number, and
●	shareholder account number and registration.
	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Investor	$2,500	$50	$250

Redemption Proceeds will be mailed to the account of record or transmitted to the commercial bank designated on the account application form.
Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.
To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:
●	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application,
●	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.
General Policies
The minimum account balance for Investor Class shares is $2,500. If a shareholder’s account balance falls below the minimum level, the shareholder may be asked to increase the balance.  This minimum does not apply to shareholders of the Target Fund who receive Investor Class shares pursuant to the Plan.
If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right to close the account and send the proceeds to the shareholder.  The Fund reserves the authority to modify minimum account balances in its discretion.
A Signature Validation Program (‘‘SVP’’) stamp or notary stamp may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.
The following policies apply to instructions you may provide to the Fund by telephone:
●
The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

●	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
●	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:
●
liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder’s identity within three business days of account opening,

●	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and
●	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

Escheatment
Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ‘‘inactivity’’ or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.
Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:
●	Send a letter to American Beacon Funds via the United States Post Office,
●
Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund’s secure web application.

●	Access your account through the Fund’s secure web application,
●	Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices.  If you do not hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third-party intermediary regarding applicable state escheatment laws.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.
Contact information:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com
Distributions and Taxes
The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”) on an annual basis and distributions of realized net capital gains (“capital gain distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions”) on an annual basis (and dividends and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions (as described in the table below).
The Fund does not have a fixed dividend rate nor does it guarantee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares.
Options for Receiving Dividends and Other Distributions
When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by the Fund will be reinvested in additional shares of the distributing class of the Fund. There are four payment options available:
●	Reinvest All Distributions. You can elect to reinvest all distributions by the Fund in additional shares of the same distributing class of the Fund.
●
Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by the Fund in additional shares of the distributing class of the Fund while receiving the other types of distributions by the Fund by check or having them sent directly to your bank account by ACH (“in cash”).

●	Receive All Distributions in Cash. You can elect to receive all distributions in cash.
●
Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by the Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Distributions of Fund income are generally taxable to you regardless of the manner in which received or reinvested.

If you invest directly with the Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by the Fund totaling less than $10.00 will be reinvested in shares of the distributing class of the Fund and will not be paid to you by check.
If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, the Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions in shares of the distributing class of the Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.
Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.
Taxes
Fund distributions are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of the Fund’s dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are “qualified dividend income” (as described below), are subject to federal income tax at the rates for ordinary income contained in the Code, as amended most recently by the Tax Cuts and Jobs Act enacted in December 2017 (“Act”).  The following table outlines the typical status of transactions in taxable accounts:
Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain’’)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

*	Whether reinvested or taken by check or in cash.
**	Except for dividends that are attributable to ‘‘qualified dividend income,’’ if any.

To the extent distributions are attributable to net capital gain that the Fund recognizes on sales or exchanges of capital assets they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (‘‘individuals”) (20% for individuals with taxable income exceeding certain thresholds, which amounts are indexed for inflation annually).
A portion of the dividends the Fund pays to individuals may be ‘‘qualified dividend income’’ (‘‘QDI’’) and thus eligible for the preferential rates mentioned above that apply to net capital gain. QDI is the aggregate of dividends the Fund receives from most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.
A portion of the distributions the Fund pays may also be eligible for the dividends-received deduction allowed to corporations (“DRD”) (which was reduced by the Act), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only.

However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax.
A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual recognizes on a redemption or exchange of Fund shares that have been held for more than one year generally will qualify for the maximum federal income tax rates mentioned above.
A shareholder who wants to use an acceptable basis determination method with respect to Fund shares that the shareholder acquired or acquires (“Covered Shares”) other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Covered Shares. See “Tax Information” in the SAI for a description of the rules regarding that election and the Fund’s reporting obligation.
An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s ‘‘net investment income,’’ which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares), or (2) the excess of the individual’s ‘‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.
The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund. Each year, the Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.
Additional Information
The Fund’s Board of Trustees oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund’s manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Proxy Statement provides information concerning the Fund that you should consider in determining whether to approve the Reorganization. Neither this Proxy Statement nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Proxy Statement, the SAI or the Fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.
Service Plans and Service Fees
The Fund has adopted a shareholder services plan for its Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.375% of the average daily net assets attributable to the Investor Class shares.

Delivery of Documents
If you are interested in electronic delivery of the Fund’s future summary prospectuses and shareholder reports, please go to www.americanbeaconfunds.com and click on ‘‘Resource Center” and then ‘‘Register for E-Delivery.”

To reduce expenses, your financial institution may mail only one copy of such documents to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

APPENDIX D

 FINANCIAL HIGHLIGHTS OF THE TARGET FUND
The Acquiring Fund has no financial highlights information of its own since it has not yet commenced operations.  The Acquiring Fund will adopt the financial statements of the Target Fund.  The financial highlights tables are intended to help you understand the Target Fund’s financial performance for the past five years and six months.  Certain information reflects financial results for a single Fund share.  The total returns in the Fund’s table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).
The information for the six months ended April 30, 2018 has not been audited.  The information for the fiscal periods ended October 31, 2017, 2016, 2015, 2014 and 2013 was audited by Grant Thornton LLP, the Target Fund’s independent registered public accounting firm.  Grant Thornton LLP’s report, along with further detail on the Target Fund’s financial statements, are included in the Target Fund’s annual report, which is available upon your request.
The Tocqueville International Value FundSM
Financial Highlights
(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013

Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$17.58		$14.44		$14.59		$14.48		$14.71		$11.68
Operations:
Net investment income	0.09	(1)	0.14	(1)	0.14	(1)	0.15	(1)	0.15	(1)	0.24(1)
Net realized and unrealized gain (loss)	(0.04)		3.23		0.14		0.80		(0.15)		2.97
Total from investment operations*	0.05		3.37		0.28		0.95		-		3.21
Distributions to shareholders:
Dividends from net investment income	(0.17)		(0.15)		(0.25)		(0.32)		(0.23)		(0.18)
Distributions from net realized gains	(0.06)		(0.08)		(0.18)		(0.52)		–		—
Total distributions	(0.23)		(0.23)		(0.43)		(0.84)		(0.23)		(0.18)
Change in net asset value for the year	(0.18)		3.14		(0.15)		0.11		(0.23)		3.03
Net asset value, end of year	$17.40		$17.58		$14.44		$14.59		$14.48		$14.71
*Includes redemption fee per share of	N/A		N/A		N/A		0.00	(2)	0.00	(2)	0.00(2)
Total return	0.3%	(4)	23.7%		2.0%		7.2%		(0.00%)		27.8%
Ratios and supplemental data:
Net assets, end of year (000)	$1,329,479		$1,120,994		$525,808		$333,762		$237,051		$262,981
Ratios to average net assets:
Expenses, before waiver/reimbursements	1.45%	(5)	1.53%		1.58%		1.57%		1.54%		1.55%
Expenses after waiver/reimbursement	1.25%	(5)	1.25%		1.25%		1.25%		1.25%		1.30%(3)
Net investment income before waiver/reimbursement	0.83%	(5)	0.73%		0.90%		0.71%		0.62%		1.55%
Net investment income after waiver/reimbursements	1.03%	(5)	1.01%		1.23%		1.03%		0.91%		1.80%(3)
Portfolio turnover rate	8%	(4)	22%		26%		42%		31%		37%

[1]	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
[2]	Represents less than $0.01.
[3]	Expense cap of 1.25% was implemented on January 1, 2013.
[4]	Not Annualized
[5]	Annualized

D-1

Statement of Additional Information
November 9, 2018

THE TOCQUEVILLE TRUST
 The Tocqueville International Value Fund
40 West 57th Street, 19th Floor
New York, NY 10019

and

AMERICAN BEACON FUNDS
American Beacon Tocqueville International Value Fund
220 East Las Colinas Boulevard, Suite 1200
 Irving, Texas 75039

Acquisition of the Assets and Assumption of the Liabilities of:	By and in Exchange for Shares of:
The Tocqueville International Value Fund	American Beacon Tocqueville International Value Fund
The Tocqueville International Value Fund – TOPPX	Investor Class shares
This Statement of Additional Information ("SAI") relates specifically to the proposed reorganization of The Tocqueville International Value Fund (the “Target Fund”), a series of The Tocqueville Trust, into the American Beacon Tocqueville International Value Fund (the “Acquiring Fund” or “Fund”), a series of American Beacon Funds (the “Reorganization”). In connection with the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for Investor Class shares of the Acquiring Fund with the same aggregate value as the Target Fund’s shares and the assumption by the Acquiring Fund of all of the Target Fund’s known liabilities.
This SAI, which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement and Prospectus dated November 9, 2018 relating to the Reorganization (collectively, the “Proxy Statement”), which is a proxy statement for the Target Fund and a prospectus for the Investor Class shares of the Acquiring Fund. Copies of the Proxy Statement may be obtained without charge by calling 800-697-3863. You also may obtain copies of the Proxy Statement without charge by visiting the Fund's website at www.tocquevillefunds.com or by writing to The Tocqueville Trust at the address above. This SAI is incorporated by reference into the Proxy Statement. In other words, it is legally a part of the Proxy Statement. Capitalized terms in this SAI have the same definition as in the Proxy Statement, unless otherwise defined.
Contents of the SAI
This SAI consists of the cover page and the information set forth below. The Acquiring Fund had not commenced operations as of the date hereof. Accordingly, financial statements for the Acquiring Fund are not available. Copies of the Acquiring Fund’s annual and semi-annual reports may be obtained when available, without charge, upon request by calling (800) 658-5811 or visiting www.americanbeaconfunds.com.

Information Incorporated by Reference
The following documents have been filed with the SEC and are incorporated by reference into this SAI, which means that these documents are considered legally to be part of this SAI:
•	Prospectus and Statement of Additional Information of The Tocqueville Trust, with respect to the Target Fund, dated February 28, 2018, as supplemented (File Nos. 033-08746 and 811-04840); and
•
Annual Report to Shareholders of The Tocqueville Trust, with respect to the Target Fund, for the fiscal year ended October 31, 2017, and Semi-Annual Report to Shareholders of The Tocqueville Trust, with respect to the Target Fund, for the period ended April 30, 2018.

Pro Forma Financial Statements
Pro forma financial statements are not presented as the Target Fund is being combined with the Acquiring Fund, a newly created series of American Beacon Funds, which does not have any assets or liabilities.
ii

Table of Contents
ORGANIZATION AND HISTORY OF THE FUND	2
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS	2
OTHER INVESTMENT STRATEGIES AND RISKS	24
INVESTMENT RESTRICTIONS	25
TEMPORARY DEFENSIVE INVESTMENTS	27
PORTFOLIO TURNOVER	28
DISCLOSURE OF PORTFOLIO HOLDINGS	28
LENDING OF PORTFOLIO SECURITIES	30
TRUSTEES AND OFFICERS OF THE TRUST	31
CODE OF ETHICS	44
PROXY VOTING POLICIES	44
CONTROL PERSONS AND 5% SHAREHOLDERS	44
INVESTMENT SUB-ADVISORY AGREEMENT	45
MANAGEMENT, ADMINISTRATIVE, AND DISTRIBUTION SERVICES	46
OTHER SERVICE PROVIDERS	48
PORTFOLIO MANAGER	49
PORTFOLIO SECURITIES TRANSACTIONS	51
REDEMPTIONS IN KIND	52
TAX INFORMATION	52
DESCRIPTION OF THE TRUST	59
FINANCIAL STATEMENTS	59
APPENDIX A: PROXY VOTING POLICY AND PROCEDURES FOR THE TRUST AND AMERICAN BEACON ADVISORS, INC.	A-1
APPENDIX B: PROXY VOTING POLICIES - TOCQUEVILLE ASSET MANAGEMENT L.P.	B-1
APPENDIX C: RATINGS DEFINITIONS	C-1

ORGANIZATION AND HISTORY OF THE FUND
The Fund is a separate series of the American Beacon Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. The Fund is diversified as defined by the Investment Company Act of 1940, as amended (the "Investment Company Act").
If the Reorganization is approved, the Fund will acquire all the assets of the Target Fund, a series of The Tocqueville Trust. Since the investment objective and policies of the Target Fund are the same in all material respects as those of the Fund, and since the Fund will engage the investment advisor currently providing services to the Target Fund as the Target Fund's sub-advisor, the Fund will adopt the prior performance and financial history of the Target Fund.
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
The investment objective and principal investment strategies and risks of the Fund are described in the Proxy Statement. This section contains additional information about the Fund's investment policies and risks and types of investments the Fund may purchase. The composition of the Fund's portfolio and the strategies the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment objectives. It may use some of the investment strategies only at some times or it may not use them at all.
Activist Risk — An activist investor uses an equity stake in a company to put public pressure on the company's management team and board in order to achieve certain objectives such as the increase of shareholder value through changes in corporate policy or financing structure, or to reduce expenses. Shareholder activism can take any of several forms, including proxy battles, publicity campaigns, and negotiations with management. Although the Fund does not intend to invest in companies for the purpose of effecting change or influencing or controlling management itself, the Fund invests in companies that the Sub-Advisor believes have potential for capital appreciation resulting from such changes.   The Sub-Advisor's evaluation of companies may prove incorrect, or the efforts which they invest may not be successful, or even if successful, may have unintended affects or cause the Fund's investment to lose value.
Borrowing Risk — The Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. The Fund may borrow for temporary purposes or to facilitate short sales. Borrowing may exaggerate changes in the Fund's net asset value ("NAV") and in its total return. Interest expense and other fees associated with borrowing may reduce the Fund's return.
Cash Equivalents — Cash equivalents include certificates of deposit, time deposits, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.
Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of deposit ("CDs") are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.
Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Common Stock — Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or traded over-the-counter ("OTC"). OTC stock may be less liquid than exchange-traded stock.
Convertible Securities — Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.
Cover and Asset Segregation — The Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with guidance from the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking) by the Fund of cash or liquid assets with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by offsetting portfolio positions.
For example, if the Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by segregating cash or liquid assets having a value at least equal to the value of the deliverable currency on a marked to market basis. Alternatively, the Fund could cover its obligation by entering into an offsetting transaction to acquire, on or before the date such foreign currency must be delivered, an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price to be received by the Fund under the currency forward contract.

The Fund's approach to asset coverage may vary among different types of transactions. For example, if the Fund's forward obligation on the transaction is only to make a cash payment equal to the amount, if any, by which the value of the Fund's position is less than that of its counterparty, the Fund will segregate cash or liquid assets equal to that difference calculated on a daily marked-to-market basis (a "net amount"). Additionally, if the Fund is a protection seller in a credit default swap, the Fund, depending on how the credit default swap is settled, usually will segregate assets equal to the full notional value of the swap. If the Fund is protection buyer in a credit default swap, depending on how the credit default swap is settled, it usually will cover the total amount of required premium payments plus the prepayment penalty.
With respect to certain investments, the Fund calculates the obligations of the parties to the agreement on a "net basis" (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Under such circumstances, the Fund's current obligations will generally be equal only to the net amount to be paid by the Fund based on the relative values of the positions held by each party to the agreement (the "net amount").
Inasmuch as the Fund covers its obligations under these transactions as described above, American Beacon Advisors, Inc. (the "Manager") and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund's assets could impede the sub-advisor's ability to manage the Fund's portfolio.
Currencies Risk — The Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non- U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. or emerging market currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments.
Foreign currencies will fluctuate, and may decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.
Cyber-Security Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-security breaches. Cyber-attacks affecting the Fund or the sub-advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of customer data or funds, impact the Fund's ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in customers or service providers being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Fund may also incur additional costs for cyber-security risk management purposes. Similar types of cyber-security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value.
Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cyber-security incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cyber-security incidents could cause the Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cyber-security incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Fund, its Manager, and the sub-advisor endeavor to determine that service providers have established risk management systems that seek to reduce the risks associated with cyber-security, and business continuity plans in the event there is a cyber-security breach, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cyber-security systems and plans of the issuers of securities in which the Fund invests or the Fund's third-party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.
Depositary Receipts — American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. EDRs are in bearer form and traded in European securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see "Foreign Securities" below for a description of the risks associated with investments in foreign securities.
Derivatives — Generally a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, currency, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. The value of certain derivative securities is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference assets).
The Fund may invest in various types of derivatives, including, among others, forwards for currency hedges, warrants, rights, structured products and other derivative instruments. The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to the Dodd-Frank Act, the SEC and the U.S. Commodity Futures Trading Commission ("CFTC") have promulgated a broad range of new regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) which are regulated by the SEC, and other swaps which are regulated by the CFTC and the markets in which these instruments trade.
Prior to 2012, advisers of registered investment companies like the Fund that trade commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), were excluded from regulation as commodity pool operators ("CPOs") pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion. Under the amended

Regulation 4.5 exclusion, in order to rely on the exclusion the Fund's commodity interests other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) do not exceed 5% of the Fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund's ability to use these instruments also may be limited by federal income tax considerations. See the section entitled "Tax Information."
The Manager, on behalf of the Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from registration with the CFTC as a commodity pool operator under the Commodity Exchange Act and the Manager is exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.
Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.
Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risk.
Transactions in derivatives may expose the Fund to an obligation to another party and, as a result, the Fund may need to "cover" the obligation or segregate liquid assets in compliance with SEC guidelines, as discussed above under "Cover and Asset Segregation."
Emerging Market Securities — The Fund may invest in emerging market securities. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Fund can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.
Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.
Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.
The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. Emerging market economies may develop unevenly or may never fully develop.
Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Investments in the securities and derivatives with exposure to countries with emerging capital markets involve significantly higher risks not involved in investments in securities in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.
Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that the Fund could lose the entire value of its investments in the affected markets. The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Also, there may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and securities may be held by a limited number of investors. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.
The laws in certain emerging market countries may be based upon or be highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and the Fund.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund may use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.
The Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.
Latin America
Inflation. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.
Political Instability. As an emerging market, Latin America historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres.  However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.
Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Fund invests and, therefore, the value of Fund shares.
Additionally, an investment in Latin America is subject to certain risks stemming from political and economic corruption, which may negatively affect the country or the reputation of companies domiciled in a certain country.
Dependence on Exports and Economic Risk. Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and

Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The 2008 global financial crisis weakened the global demand for oil and other commodities and, as a result, Latin American countries faced significant economic difficulties that led certain countries into recession. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of recovery, such recovery, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. In certain countries, political risk, including nationalization risk, is high.
Sovereign Debt. A number of Latin American countries are among the largest debtors of developing countries and have a history of reliance on foreign debt and default. The majority of the region's economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Because of their dependence on foreign credit and loans, a number of Latin American economies faced significant economic difficulties and some economies fell into recession as the 2008 global financial crisis tightened international credit supplies. While the region has recently shown signs of economic improvement, recovery from past economic downturns in Latin America has historically been slow, and any such recovery, if sustained, may be gradual. The European crisis and weakened global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, the Fund's investments in Latin American securities could be harmed if economic recovery in the region is limited.
Pacific Basin Region. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the economy of any country in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Asian countries, as do environmental problems.
The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Union. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries. The 2008 global financial crisis spread to the region, significantly lowering its exports and foreign investments in the region, which are driving forces of its economic growth. In addition, the economic crisis also significantly affected consumer confidence and local stock markets. Although the economies of many countries in the region have recently shown signs of recovery from the crisis, such recovery, if sustained, may be gradual. Furthermore, any such recovery may be limited or hindered by the reduced demand for exports and lack of available capital for investment resulting from the European crisis and weakened global economy. The economies of certain Asian countries depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asian countries, such as the Philippines and India are especially large debtors to commercial banks and foreign governments.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.
Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund’s assets denominated in those currencies.
Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund's net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund's net assets decrease due to market declines or redemptions, the Fund's expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund's expense ratio could be significant.
Fixed-Income Investments — The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.  See "High-Yield Bonds" disclosure below for the risks associated with low-quality, high-risk corporate bonds, a type of fixed income security.
Foreign Securities — The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as an investor.
The Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.
The Fund may also invest in foreign "market access" investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for the Fund to invest directly in an issuer's common stock. Use of market access investments may involve risks associated with derivative investments (see "Derivatives"). Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.
Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the sub-advisors endeavor to achieve the most favorable net results on portfolio transactions.
Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.
Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.
Brexit Risk. The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). There is a significant degree of uncertainty about how negotiations relating to the United Kingdom's withdrawal will be conducted, as well as the potential consequences and precise timeframe for "Brexit." In March 2017, the United Kingdom formally notified the European Council that it intends to withdraw from the EU by invoking Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiation on the terms of Brexit. While it is not possible to determine the precise impact these events may have on the Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of the Fund's investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Forward Contracts and Futures Contracts — The Fund may enter into forward and futures contracts. Forward and futures contracts, including equity, interest rate and treasury futures contracts, obligate the purchaser to take delivery of, or cash settle a specific amount of a commodity, security or obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. A forward is a private agreement between two parties and is not traded on an exchange.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. The Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although many futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery of the securities or currency.
The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts. The Fund has no current intent to accept physical delivery in connection with the settlement of futures contracts.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If the Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by a sub-advisor may still not result in a successful transaction.
Futures contracts also entail other risks. Although the use of such contracts may benefit the Fund, if investment judgment about the general direction of, for example, an index is incorrect, the Fund's overall performance would be worse than if it had not entered into any such contract. There are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.
Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts (“forward currency contracts”) for a variety of reasons. A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because forward currency contracts normally are settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges — for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency. Forward currency contract transactions also may serve as short hedges — for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.
The Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities denominated in such foreign currency. In addition, the Fund may use forward currency contracts when a sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.
The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.
The Fund may use forward currency contracts to seek to hedge against, or profit from, changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the applicable sub-advisor believes will have a positive correlation to the values of the currency being hedged. When hedging, use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.
In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency that a sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that involve two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations.
The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain cash or a liquid position sufficient to cover the Fund's obligations with respect to the forward currency contract.
The precise matching of forward currency contract amounts and the value of securities, whose U.S. dollar value is being hedged by those contracts involved, generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
The Fund bears the risk of loss of the amount expected to be received under a forward currency contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward currency contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.
Growth Companies Risk — Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's investments in growth stocks may underperform value or non-growth stocks that have a broader investment style.
High-Yield Bonds — High-yield, non-investment grade bonds (also known as "junk bonds") are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody's, Standard & Poor's and Fitch, Inc. rate them below Baa and BBB, respectively. Please see "Appendix C Ratings Definitions" below for an explanation of the ratings applied to high-yield bonds. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, the Fund intends to diversify its holdings among multiple bond issuers.
Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer's default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund's current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.
Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued.

Historically, illiquid securities have included securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.
Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. The Manager or a sub-advisor, as applicable, acting under guidelines established by the Trust's Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.
Securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act ("Section 4(a)(2) securities") are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.
The Manager and the sub-advisor(s) will carefully monitor the Fund's investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing the Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.
Initial Public Offerings — The Fund can invest in initial public offerings ("IPOs"). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.
Interfund Lending — Pursuant to an order issued by the SEC, the American Beacon Funds may participate in a credit facility whereby each American Beacon Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager's asset management, compliance, and accounting areas who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of a fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When the funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). However, redemption requests normally are satisfied the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Fund's need to borrow from banks, the Fund remains free to establish and utilize lines of credit or other borrowing arrangements with banks.
Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Large Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Legal and Litigation Risk — In certain frontier and emerging markets, fraud and corruption may be more prevalent than in developed market countries. Securities and issuers that the Fund may invest in are exposed to these risks, which could have a negative impact on a security's value.
It may be difficult for the Fund to obtain or enforce judgments against parties located outside of the U.S. It may be difficult or impossible to obtain or enforce remedies against non-U.S. governments, their agencies, quasi-sovereign entities, other foreign issuers or counterparties.
Market Events — Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and foreign capital markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.
Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

Micro-Capitalization Companies Risk — Investing in the securities of micro-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since micro-capitalization companies may not have operating history, product lines, and financial resources. The securities of these companies may lack sufficient market liquidity and they can be sensitive to expected changes in interest rates, borrowing costs and earnings.
Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in more established companies with larger capitalization. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.
Options — The Fund may purchase and sell put options and call options on securities and foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ National Market System. The Fund will only write (sell) covered call and put options. For a further description, see "Cover and Asset Segregation."
An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver, or pay the value of, the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.
By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.
The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.
When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.
The Fund may use non-deliverable options ("NDOs") which is a foreign exchange product designed to assist in reducing the foreign exchange risk, in particular situations when physical delivery of the underlying currencies is not required or not possible.
The Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when the Manager or sub-advisor(s) anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's investment portfolio). The Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.
Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.
Non-Deliverable Currency Forwards. The Fund also may enter into non-deliverable currency forwards ("NDFs"). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a "Reference Currency"), generally on currencies that are non-convertible, and may be thinly traded or illiquid. NDFs involve an obligation to pay a U. S. dollar amount (the "Settlement Amount") equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the "NDF Rate"), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to other forward currency contracts, NDFs do not require physical delivery of each Reference Currency on the settlement date. Rather, on the settlement date, one counterparty pays the Settlement Amount. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
The Fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund's returns.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be swaps, and consequently commodity interests for purposes of amended Regulation 4.5.
Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, the Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor.
Other Investment Company Securities and Exchange-Traded Products — The Fund at times may invest in shares of other investment companies and exchange-traded products, including open-end funds, closed-end funds, business development companies, exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs") and interests in unit investment trusts. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in the Proxy Statement, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.
The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act to provide liquidity or for defensive purposes. The Fund would invest in money market funds rather than purchasing individual short-term investments. If the Fund invests in money market funds shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Fund invests, including such fees charged by the Manager to any applicable money market funds advised by the Manager.
Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund's investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund's yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.
The Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF's expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount or premium to their NAV; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.
The Fund may also invest in ETNs, which are structured debt securities. Whereas ETFs' liabilities are secured by their portfolio securities, ETNs' liabilities are unsecured general obligations of the issuer. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees.
The Fund's investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate. However, the Fund may exceed these limits when investing in shares of an ETF or other investment company, subject, under certain circumstances, to a statutory exemption or to the terms and conditions of an exemptive order from the SEC obtained by the ETF or other investment company that permits an investing fund such as the Fund, to invest in the ETF or other investment company in excess of the limits described above.

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Real Estate Related Investments — The Fund may gain exposure to the real estate sector by investing in real estate investment trusts ("REITs"). Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund's investments. Investing in securities issued by real estate and real estate-related companies may subject the Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Fund's investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of the Fund's portfolio. The Fund will indirectly bear a proportionate share of a REIT's ongoing operating fees and expense. In addition, tax-qualified REITs are subject to the possibility of failing to (a) qualify for tax-free pass-through of distributed net income and net realized gains under the Internal Revenue Code, and (b) maintain exemption eligibility from Investment Company Act registration requirements.
Rights and Warrants — Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the Fund may invest in rights and warrants.
Securities Lending — To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions
The Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, the Fund's securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of the Fund's securities lending agent may be insufficient to satisfy any contractual indemnification requirements to that Fund. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions.

Small Capitalization Companies Risk — Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources. The securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.
Sovereign and Quasi-Sovereign Government and Supranational Debt — Investments in debt securities issued or guaranteed by foreign governments and their political subdivisions or agencies involve special risks. Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due.
Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.
A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.
Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country's access to trade and other international credits, and the country's balance of trade. Assistance may be dependent on a country's implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor's willingness to institute certain economic changes, the implementation of which may be politically difficult.
The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Manager and Sub-Advisor endeavor to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.
Sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.
Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities having the same maturity ("Collateralized Brady Bonds"). Brady Bonds are not, however, considered to be U.S. Government Securities. Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.
Supranational entities may also issue debt securities. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section "Currencies Risk."
U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.
U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as "STRIPS") and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.
Valuation Risk — This is the risk that the Fund has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.
Value Companies Risk — Value companies are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's investments in value stocks may underperform growth or non-value stocks that have a broader investment style.
Variable or Floating Rate Obligations — The interest rates payable on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.
The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
OTHER INVESTMENT STRATEGIES AND RISKS
In addition to the investment strategies and risks described in the Proxy Statement, the Fund may (except where otherwise indicated):
1
Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2	Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3
Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

4
Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisor(s), as applicable, attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5
Purchase securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers under Rule 144A under the Securities Act. The Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust's Board of Trustees ("Board") that any Section 4(a)(2) securities held by the Fund in excess of this level are at all times liquid.

INVESTMENT RESTRICTIONS
Fundamental Policies. The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:
Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.
Fundamental Investment Restrictions. The following discusses the investment policies of the American Beacon Tocqueville International Value Fund.
The following restrictions have been adopted by the Fund and may be changed with respect to the Fund only by the majority vote of that Fund's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or (b) more than 50% of the shares of the Fund.
The Fund may not (unless otherwise indicated):
1
Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Fund's Prospectus.

2
Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3
Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4
Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5	Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6
Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7
Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund's total assets.

8
Invest more than 25% of its assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities.

The above percentage limits (except the limitation to borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth in number 4 above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total assets (including the market value of collateral received).

For purposes of the Fund's industry concentration policy set forth in (8) above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an "industry" subject to the 25% limitation. Thus, not more than 25% of the Fund's assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.
For purposes of the Fund's policy relating to issuing senior securities set forth in (5) above, "senior securities" are defined as Fund obligations that have a priority over the Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Board. The Fund may not:
1	Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2	Purchase securities on margin or effect short sales, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.
All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Proxy Statement, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.
TEMPORARY DEFENSIVE INVESTMENTS
In times of unstable or adverse market, economic, political or other conditions, where the Manager or the sub-advisor(s) believes it is appropriate and in the Fund's best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short-term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers' acceptances of banks rated in the highest short-term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or the sub-advisor.
PORTFOLIO TURNOVER
Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund's transaction costs and generate additional capital gains or losses.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund publicly discloses portfolio holdings information as follows:
1
a complete list of holdings for the Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter;

2	a complete list of holdings for the Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

3	a complete list of holdings for the Fund as of the end of each calendar quarter on the Fund's website (www.americanbeaconfunds.com) approximately sixty days after the end of the calendar quarter; and

4
ten largest holdings for the Fund as of the end of each calendar quarter on the Fund's website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of the Fund's holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund's best interest. Disclosure of the Fund's ten largest holdings may exclude U.S. Treasury securities and cash equivalent assets, although such holdings will be included in the Fund's complete list of holdings.
Disclosure of Nonpublic Holdings.
Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund. The Fund's policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the "Holdings Policy"). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict the Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.
A variety of third-party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager and the sub-advisor(s) in managing the Fund ("service providers"). The service providers have a duty to keep the Fund's nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the Board fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.
The Fund has ongoing arrangements to provide nonpublic holdings information to the following service providers:
Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor's management on intraday basis with no lag
State Street Bank and Trust Co. ("State Street") and its designated foreign sub-custodians	Securities lending agent for Funds that participate in securities lending, Fund’s custodian and foreign custody manager, and foreign sub-custodians	Complete list on daily basis with no lag
Ernst & Young LLP	Fund’s anticipated independent registered public accounting firm	Complete list on annual basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager and sub-advisors	Complete list on daily basis with no lag
Institutional Shareholder Services Inc.	Proxy voting research provider to sub-advisor	Complete list on daily basis with no lag
Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis. These third parties include: broker-dealers, prospective sub-advisors, borrowers of the Fund's portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Fund. If the Fund participates in securities lending activities, potential borrowers of the Fund's securities receive information pertaining to the Fund's securities available for loan. Such information is provided on a current basis with no lag. The Fund utilizes various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Fund requesting confirmation of ownership of the issuer's securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund or that redistribute the Fund's holdings to financial intermediaries to facilitate their analysis of the Fund. The Fund has determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Fund's website.
No compensation or other consideration may be paid to the Fund, the Fund's service providers, or any other party in connection with the disclosure of portfolio holdings information.
Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:
1	Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Fund's website and not to trade based on the information;

2	Holdings may only be disclosed as of a month-end date;

3	No compensation may be paid to the Fund, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4	A member of the Manager's Compliance staff must approve requests for nonpublic holdings information.
In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy. The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an "ongoing arrangement" and should be disclosed in the Fund's SAI.
The Manager and the sub-advisor to the Fund may manage substantially similar portfolios for clients other than the Fund. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Fund. The Holdings Policy is not intended to limit the Manager or the sub-advisor from making such disclosures to their clients.
LENDING OF PORTFOLIO SECURITIES
The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund's policy to attempt to terminate loans in time to vote those proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to present acceptable credit risk on a fully collateralized basis. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund seeks to minimize this risk by limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.
For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent, State Street Bank and Trust Company.  The amount of such compensation depends on the income generated by the loan of the securities. The Fund continues to receive payments equal to any dividends or interest, as applicable, paid on the securities loaned and simultaneously earns either interest on the investment of the cash collateral and/or fee income if the loan is otherwise collateralized.
As of the date of this SAI, the Fund intends to engage in securities lending activities.
TRUSTEES AND OFFICERS OF THE TRUST
The Board of Trustees
The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund's investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust's officers and service providers, including American Beacon Advisors, Inc. ("American Beacon"), which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon's investment personnel and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent registered public accounting firm (which reports directly to the Trust's Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"). The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Fund.
In general, the Fund's risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund's investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund's investment advisers.
The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Fund's CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Fund's CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund's CCO regarding the effectiveness of the Fund's compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board's consideration of the renewal of each of the Trust's agreements with American Beacon and the Trust's distribution plans under Rule 12b-1 under the Investment Company Act.
Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust's internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Fund's CCO to discuss matters relating to the Fund's compliance program.
Board Structure and Related Matters
Independent Trustees constitute at least two-thirds of the Board. Richard A. Massman, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust's officers and other management personnel, and counsel to the Fund. The Independent Chair shall perform such other duties as the Board may from time to time determine.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves the Fund's investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund's independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee's recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds in the Trust, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Fund's operations, the number of Trustees, and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.
The Trust is part of the American Beacon Funds Complex, which is comprised of 35 series within the American Beacon Funds, 1 series within the American Beacon Institutional Funds Trust, 1 series within the American Beacon Select Funds, 1 series within the American Beacon Sound Point Enhanced Income Fund, and 1 series within the American Beacon Apollo Total Return Fund. The same persons who constitute the Board of the Trust also constitute the Board of Trustees of the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, the American Beacon Apollo Total Return Fund, and the American Beacon Select Funds and each Trustee oversees the Trusts' combined 39 series.
The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.
The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*
Name (Age)*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Position and Length of Time Served on the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Alan D. Feld** (81)	Trustee of American Beacon Funds since 1996 Trustee of American Beacon Select Funds since 1999	Trustee since 2017	Trustee since 2018	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960- Present).
NON- INTERESTED TRUSTEES
Gilbert G. Alvarado (48)	Trustee since 2015	Trustee since 2017	Trustee since 2018	Director, Kura MD, Inc. (local telehealth organization)

(2015-Present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women's Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-Present).
Joseph B. Armes (56)	Trustee since 2015	Trustee since 2017	Trustee since 2018
Chairman & CEO, CSW Industrials, Inc. (NASDAQ: CSWI) (2015-Present); Chairman of the Board of Capital Southwest Corporation (NASDAQ: CSWC), predecessor to CSW Industrials, Inc. (2014-present); CEO Capital Southwest Corporation (2013-2015); President & CEO JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit

Committee, RSP Permian (oil and gas producer NYSE: RSPP)(2013-Present).
Gerard J. Arpey (60)	Trustee since 2012	Trustee since 2017	Trustee since 2018	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-Present). Director, The Home Depot, Inc. (NYSE: HD)(2015-Present).
Brenda A. Cline (57)	Trustee since 2004 Vice Chair since 2018	Trustee since 2017 Vice Chair since 2018	Trustee and Vice Chair since 2018
Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (software) (NYSE:TYL) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (NYSE: RRC) (2015-Present); Trustee, Cushing Closed-End Funds (2017-Present).

Eugene J. Duffy (64)	Trustee since 2008	Trustee since 2017	Trustee since 2018	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-

Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013).
Claudia A. Holz*** (61)	Trustee since 2018	Trustee since 2018	Trustee since 2018	Partner, KPMG LLP (1990-2017).
Douglas A. Lindgren**** (56)	Trustee since 2018	Trustee since 2018	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016).
Richard A. Massman (75)	Trustee since 2004 Chair since 2008	Trustee and Chair since 2017	Trustee and Chair since 2018
Consultant and General Counsel Emeritus (2009-Present), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities.

Barbara J. McKenna (55)	Trustee since 2012	Trustee since 2017	Trustee since 2018	Managing Principal, Longfellow Investment Management Company (2005-Present).
R. Gerald Turner (72)	Trustee since 2001	Trustee since 2017	Trustee since 2018	President, Southern Methodist University (1995-Present); Director,

J.C. Penney Company, Inc. (NYSE: JCP) (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present).

* The Board has adopted a retirement policy that requires Trustees, other than Mr. Feld, to retire no later than the last day of the calendar year in which they reach the age of 75. The Board has approved a waiver from the retirement policy with respect to Mr. Massman whereby Mr. Massman will be required to retire on the last day of the calendar year in which he reaches the age of 76.
** Mr. Feld is deemed to be an "interested person" of the Trust, as defined by the Investment Company Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more sub-advisors to certain funds in the American Beacon Funds complex.
*** Ms. Holz began serving as a member of the Board on April 1, 2018.
**** Mr. Lindgren began serving as a member of the Board on January 1, 2018.
In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as vice president and chief financial officer in public charities, and a health conversion private foundation, chief financial and information officer of the largest health foundation on the Texas/Mexico border and an accountant with a regional health system, and multiple years of service as a Trustee.
Joseph B. Armes: Mr. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies, and multiple years of service as a Trustee.
Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.
Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as chief financial officer, secretary and treasurer to a private foundation, service as a director and member of the audit and nominating and governance committees of various publicly held companies, service as a trustee to a private university, and several charitable boards, including acting as a member of their investment and/or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.
Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.

Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies, service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.
Claudia A. Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years. Prior to her retirement, she led audits of large public investment company complexes and held several management roles in the firm's New York and national offices.
Douglas A. Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures and having served as an Adjunct Professor of Finance at Columbia Business School.
Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.
Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.
R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, and multiple years of service as a Trustee.
Committees of the Board
The Trust has an Audit and Compliance Committee ("Audit Committee").  The Audit Committee consists of Ms. Cline (Chair), Ms. Holz and Messrs. Duffy, and Alvarado.  Mr. Massman, as Chair of the Board, serves on the Audit Committee in an ex-officio non-voting capacity. None of the members of the committee are "interested persons" of the Trust, as defined by the Investment Company Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; (d) to oversee the Trust's compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management's implementation and enforcement of the Trust's compliance policies and procedures ("Compliance Program"); and (e) to coordinate the Board's oversight of the Trust's CCO in connection with his or her implementation of the Trust's Compliance Program. The Audit Committee met four (4) times during the fiscal year ended October 31, 2018.
The Trust has a Nominating and Governance Committee ("Nominating Committee") that is comprised of Messrs. Feld (Chair), Turner, and Massman and Ms. Cline. As set forth in its charter, the Nominating Committee's primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent

Trustee as Chair of the Board; (c) to evaluate qualifications of potential "interested" members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund. The Nominating and Governance Committee met five (5) times during the fiscal year ended October 31, 2018.
The Trust has an Investment Committee that is comprised of, Ms. McKenna (Chair), Messrs. Armes, Arpey and Lindgren. Mr. Massman, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee's primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to a Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to a Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of a Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met four (4) times during the fiscal year ended October 31, 2018.
Trustee Ownership in the Fund
As of the calendar year ended December 31, 2017, none of the Trustees owned equity securities of the Fund.  The following table shows the amount of equity securities owned in the American Beacon Funds family by the Trustees as of the calendar year ended December 31, 2017.
INTERESTED TRUSTEE
Feld
Aggregate Dollar Range of Equity Securities in all Trusts (35 Funds as of December 31, 2017)	Over $100,000

NON-INTERESTED TRUSTEES

	Alvarado	Armes	Arpey	Cline	Duffy	Holz*	Lindgren*	Massman	McKenna	Turner

Aggregate Dollar Range of Equity Securities in all Trusts (35 Funds as of December 31, 2017)	None	$50,001-$100,000	Over $100,000	Over $100,000	None	N/A	N/A	Over $100,000	Over $100,000	Over $100,000

* Information is not shown for Ms. Holz or Mr. Lindgren because they were not Trustees as of December 31, 2017.
Trustee Compensation
Effective January 1, 2018, as compensation for their service to the American Beacon funds complex, including the Trust (collectively, the "Trusts"), each Trustee is compensated from the Trusts as follows: (1)

an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $10,000 for attendance by Board members for each regularly scheduled Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.
For his service as Board Chair, Mr. Massman receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives only a single $2,500 fee each quarter for his attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000. Effective January 1, 2018, for her service as Board Vice Chair, Ms. Cline receives an additional annual retainer of $10,000.
The following table shows estimated compensation (excluding reimbursements) that will be paid by the Trusts to each Trustee for the fiscal year ended October 31, 20181.
Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust's Expenses	Total Compensation From the Trusts
INTERESTED TRUSTEES
Alan D. Feld	$173,981	[2]	$185,500
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$168,822		$180,000
Joseph B. Armes	$168,822		$180,000
Gerard J. Arpey	$168,822		$180,000
Brenda A. Cline	$199,304	[2]	$212,500
Eugene J. Duffy	$168,822		$180,000
Claudia A. Holz[3]	$89,101		$95,000
Douglas A. Lindgren[4]	$128,962		$137,500
Richard A. Massman	$220,876	[2]	$235,500
Barbara J. McKenna	$182,891		$195,000
R. Gerald Turner	$164,133	[2]	$175,000

1 Estimated compensation for the period November 1, 2017 – October 31, 2018.
2 Upon retirement from the Board, each of these Trustees is eligible for flight benefits afforded to Trustees who served on the Boards as of June 4, 2008 as described below.
3 Ms. Holz began serving as a member of the Board on April 1, 2018.
4 Mr. Lindgren began serving as a member of the Board on January 1, 2018.
The Boards adopted a Trustee Retirement Policy and Trustee Emeritus and Retirement Plan ("Plan"). The Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status ("Eligible Trustees"). The Eligible Trustees are Messrs. Feld, Massman and Turner and Ms. Cline. The mandatory retirement age does not apply to Mr. Feld, and the Board has approved a waiver from the retirement policy with respect to Mr. Massman whereby Mr. Massman will be required to retire on the last day of the calendar year in which he reaches the age of 76. Additionally, Eligible

Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status. The Board has determined that, other than the Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees.
Upon assuming Trustee Emeritus status, each eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager's former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits.  No retirement benefits are accrued for Board service after September 12, 2008.
A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund(s). Currently, there are no Trustees with Trustee Emeritus status.
Principal Officers of the Trust
The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund.
Name (Age)	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Position and Length of Time Served on the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (63)	President since 2009	President since 2017	President since 2018
President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; Chairman and CEO, Resolute Investment Managers, Inc. (2015-Present); Director, Resolute Acquisition, Inc. (2015-Present); Director, Resolute Topco, Inc. (2015-Present), President (2015-2018), CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC.; President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager and President, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital

Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD. (2017-Present); President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Chairman, President and CEO, Resolute Investment Distributors, Inc. (2017-Present); Chairman and CEO, Continuous Capital, LLC (2018-Present).
Jeffrey K. Ringdahl (43)	Vice President since 2010	Vice President since 2017	Vice President since 2018
Chief Operating Officer (2010-Present), Vice President (2010-2013), Senior Vice President (2013-Present), Director (2015-Present), and President (2018-Present), American Beacon Advisors, Inc.; Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015);  Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director (2015-Present), Senior Vice Present(2015-2018), and President (2018-Present), Resolute Investment Holdings, LLC; Director (2015-Present), Senior Vice President (2015-2018) and President (2018-Present), Resolute Topco, Inc.; Director (2015-Present), Senior Vice President (2015-Present), and President (2018-Present), Resolute Acquisition, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Investment Managers, Inc.; Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Director (2017-Present), Executive Vice President (2017-2018), and President (2018-Present), Resolute Investment Services, Inc.; Director and Executive Vice President, Resolute Investment Distributors, Inc. (2017-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present).

Rosemary K. Behan (59)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Chief Legal Officer and Secretary since 2017	Vice President, Chief Legal Officer and Secretary since 2018
Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present), Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President and Secretary, Continuous Capital, LLC (2018-

Present).
Brian E. Brett (58)	Vice President since 2004	Vice President since 2017	Vice President since 2018
Senior Vice President, Head of Distribution (2012-Present); Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-2012); Vice President, Resolute Investment Distributors, Inc. (2017-Present).

Paul B. Cavazos (49)	Vice President since 2016	Vice President since 2017	Vice President since 2018	Chief Investment Officer and Senior Vice President of American Beacon Advisors, Inc. since 2016; Chief Investment Officer, DTE Energy Company (2007-2016).
Erica B. Duncan (48)	Vice President since 2011	Vice President since 2017	Vice President since 2018	Vice President, Marketing & Client Services, American Beacon Advisors, Inc. (2011-Present).
Terri L. McKinney (54)	Vice President since 2010	Vice President since 2017	Vice President since 2018
Vice President, Enterprise Services, American Beacon Advisors, Inc. (2009-Present); Vice President, Enterprise Services Alpha Quant Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Continuous Capital, LLC (2018-Present).

Samuel J. Silver (55)	Vice President since 2011	Vice President since 2017	Vice President since 2018	Vice President, Chief Fixed Income Officer (2016-Present); Vice President, Fixed Income Investments (2011-2016), American Beacon Advisors, Inc.
Melinda G. Heika (57)	Treasurer since 2010	Principal Accounting Officer and Treasurer since 2017	Principal Accounting Officer and Treasurer since 2018
Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Resolute Investment Managers, Inc. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, Alpha Quant Advisors, LLC (2016-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-Present); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and Chief Financial Officer, Continuous Capital, LLC (2018-Present).

Sonia L. Bates (61)	Asst. Treasurer since 2011	Asst. Treasurer since 2017	Assistant Treasurer since 2018
Director, Tax and Financial Reporting, American Beacon Advisors, Inc. (2011-Present); Asst. Treasurer, Resolute Investment Managers, Inc. (2015-Present); Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present).

Christina E. Sears (47)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017	Chief Compliance Officer and Assistant Secretary since 2018
Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Chief Compliance Officer, Continuous Capital, LLC (2018-Present).

Shelley D. Abrahams (43)	Asst. Secretary since 2008	Asst. Secretary since 2017	Asst. Secretary since 2018	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present).
Rebecca L. Harris (51)	Asst. Secretary since 2011	Asst. Secretary since 2017	Asst. Secretary since 2018
Assistant Secretary, American Beacon Advisors, Inc. (2011-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Continuous Capital, LLC (2018-Present).

Diana N. Lai (42)	Asst. Secretary since 2012	Asst. Secretary since 2017	Asst. Secretary since 2018	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present).
Teresa A. Oxford (60)	Asst. Secretary since 2015	Asst. Secretary since 2017	Asst. Secretary since 2018	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present).
CODE OF ETHICS
The Manager, the Trust and the sub-advisor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager's and the Trust's Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.
PROXY VOTING POLICIES
From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of the Fund's shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisor with respect to the Fund's assets under the sub-advisor's management. The Trust has adopted a Proxy Voting Policy and Procedures (the "Policy") that governs proxy voting by the Manager and sub-advisor, including procedures to address potential conflicts of interest between the Fund's shareholders and the Manager, the sub-advisor or their affiliates. The Board has approved the Manager's proxy voting policies and procedures with respect to Fund assets under the Manager's management. Please see Appendix A for a copy of the Policy. The sub-advisor's proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The Fund's proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.
CONTROL PERSONS AND 5% SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of the Fund's outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Fund's other shareholders to pay a higher pro rata portion of the Fund's expenses.

As of the date of this SAI, the Manager is the sole shareholder of the Fund.
INVESTMENT SUB-ADVISORY AGREEMENT
The Fund's sub-advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with the sub-advisor may be considered affiliates of the Fund.
Tocqueville Asset Management L.P. ("Tocqueville")
Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/Business History

Tocqueville Management Corp	General Partner	Management Company founded in 1995
The Trust, on behalf of the American Beacon Tocqueville International Value Fund, and the Manager have entered into an Investment Advisory Agreement with Tocqueville pursuant to which the Fund has agreed to pay Tocqueville an annualized subadvisory fee that is calculated and accrued daily equal to 0.40% on the first $1 billion, 0.35% on the next $1 billion, and 0.325% thereafter of the Fund's average daily net assets.
The Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreement will continue in effect for an initial period of two years and thereafter from year to year provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. Because the Fund has not commenced operations prior to the date of this SAI, no subadvisory fees have been paid to Tocqueville.

MANAGEMENT, ADMINISTRATIVE, AND DISTRIBUTION SERVICES
The Manager
The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. ("RIM"). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC ("RIH"). RIH is owned primarily by Kelso Investment Associates VIII, L.P. ("Kelso"), KEP VI, LLC and Estancia Capital Management LLC ("Estancia"), investment funds affiliated with Kelso & Company, L.P. or Estancia Capital Management, LLC, which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of RIH is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.
Listed below are individuals and entities that may be deemed control persons of the Manager.
Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/ Business History
Resolute Investment Holdings, LLC	Parent Company	Holding Company - Founded in 2015
Kelso Investment Associates VIII	Ownership in Parent Company	Investment Fund
The Manager is paid a fee as compensation for providing the Fund with management and administrative services. The expenses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class.
Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust's operations. This includes:
■ complying with reporting requirements;
■ corresponding with shareholders;
■ maintaining internal bookkeeping, accounting and auditing services and records;
■ supervising the provision of services to the Trust by third parties; and
■ administering the Fund's interfund lending facility and lines of credit, if applicable.
In addition to its oversight of the sub-advisors, the Manager may invest the portion of the Fund's assets that the sub-advisor(s) determine to be allocated to short-term investments.
The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund's tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by sub-advisors to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.

The Management Agreement provides for the Manager to receive an annualized fee based on a percentage of the Fund's average daily net assets that is calculated and accrued daily according to the following schedule:
First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%
Because the Fund had not commenced operations prior to the date of this SAI, no fees have been paid to the Manager.
The Investor Class has adopted a Service Plan (the "Plan"). The Plan authorizes the payment to the Manager (or another entity approved by the Board) of up to 0.375% per annum of the average daily net assets of the Investor Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Fund's "Other Expenses" in the Table of Fees and Expenses in the Proxy Statement, will be payable monthly in arrears. The fees for the Investor Class shares will be paid pursuant to the Plan. The primary expenses expected to be incurred are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Because the Fund had not commenced operations prior to the date of the SAI, there were no prior service fees.
The Manager also may receive up to 10% of the net monthly income generated from the securities lending activities of the Fund as compensation for administrative and oversight functions with respect to securities lending of the Fund. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager. Because the Fund had not commenced operations prior to the date of this SAI, the Manager has not received any fees from securities lending activities of the Fund.
State Street Bank and Trust Company ("State Street") will serve as securities lending agent for the Fund and in that role will administer the Fund's securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and State Street ("Securities Lending Agreement").
As securities lending agent, State Street is responsible for the implementation and administration of the Fund's securities lending program. State Street's responsibilities include: (1) lending available securities to approved borrowers; (2) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (3) receiving and holding, on the Fund's behalf, or transferring to a fund account, upon instruction by the Fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (4) marking loaned securities and collateral to their market value each business day; (5) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (6) returning the collateral to the borrower, at the termination of the loan, upon the return of the loaned securities; (7) investing cash collateral in permitted investments, including the American Beacon U.S. Government Money Market Select Fund; and (8) establishing and maintaining records related to the Fund's securities lending activities.

State Street is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. Because the Fund had not commenced operations prior to the date of this SAI, no fees have been paid to State Street.
The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.
The Distributor
Resolute Investment Distributors, Inc. ("RID" or "Distributor") is the Fund's distributor and principal underwriter of the Fund's shares.
RID, located at 220 East Las Colinas, Blvd., Suite 1200, Irving, Texas 75039, is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund's shares. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.
Since the Fund has not commenced operations prior to the date of this SAI, no underwriting fees or other compensation have been paid to the Distributor in the most recent fiscal year.
OTHER SERVICE PROVIDERS
State Street, located at One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the Fund. In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and instructions given by the Manager, State Street may receive compensation from the Fund for investing certain excess cash balances in designated futures or forwards. State Street also serves as the Fund's Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians.
DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.
It is anticipated that the Fund's independent registered public accounting firm will be Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219.
K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

PORTFOLIO MANAGER
The portfolio manager to the Fund (the "Portfolio Manager") has responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by the Portfolio Manager's firm and is set forth below. The number of accounts and assets is shown as of August 31, 2018.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tocqueville Asset Management L.P. ("Tocqueville")
James E. Hunt	0	2 ($21.7 mil)	85 ($616.6 mil)	0	0	1 ($73.8 mil)

Conflicts of Interest
As noted in the table above, the Portfolio Manager manages accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the sub-advisor.
The Portfolio Manager may manage other accounts in addition to the Fund. A Portfolio Manager's management of these other accounts may give rise to potential conflicts of interest. The Sub-Advisor has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts.
Certain components of the Portfolio Managers' compensation structure may also give rise to potential conflicts of interest to the extent that the Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, his overall compensation. As reflected herein, the Portfolio Manager's base remuneration is based on total advisory fees collected each month, in arrears, for those accounts managed by such Portfolio Manager, including the Fund. As a result, since his base remuneration is directly tied to the percentage of the advisory fee charged to the accounts, including the Fund, the Portfolio Manager may have an incentive to favor accounts where the Sub-Advisor charges a higher advisory fee and those accounts that have a larger asset base to the disadvantage of other accounts that have a lower advisory fee and those accounts with lower total net assets.
In addition, as described herein, the Portfolio Manager is paid a discretionary annual bonus and the level of the discretionary annual bonus is determined, in part, based upon the Sub-Advisor's profitability. Such profits are generally derived from the fees the Sub-Advisor receives for managing all of its investment management accounts. To the extent that accounts other than the Fund have the potential to generate more profits for the Sub-Advisor than the Fund, the Portfolio Manager may have an incentive to favor such other accounts.
Because the Portfolio Manager manages multiple accounts with similar objectives, and thus frequently purchases and sells the same securities for such accounts, certain allocation issues may arise. In particular, if the Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. In addition, in the event the Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Sub-Advisor has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. Nevertheless, there can be no assurance that such policies and procedures will be effective in preventing instances where one account is advantaged or disadvantaged over another.
Compensation
The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of the Portfolio Manager as of August 31, 2018.
The Portfolio Manager receives compensation in connection with his management of the Fund and other accounts identified above, which includes the following components: (1) base remuneration, (2) incentive fee, and (3) a discretionary annual bonus. In addition, Mr. Hunt as a shareholder of Tocqueville Management Corp, the General Partner of the Sub-Advisor, also receives compensation based upon the profitability of the firm.
Base Remuneration. The annual base remuneration can be a fixed or variable amount. Mr. Hunt receives a variable remuneration. The variable amount is calculated using the amount of investment advisory fees collected by the Sub-Advisor each month, in arrears, derived from the value of the portfolio assets of accounts (including the Fund), for which this individuals is a Portfolio Manager. The Portfolio Manager will receive the balance of any respective variable amounts remaining as his compensation, after payment of the fixed amounts to other members of the investment team and certain other expenses.
Incentive Fee. For some accounts managed by the Portfolio Manager a portion of the fees paid to the Sub-Advisor may be linked to performance. For these particular accounts, the Sub-Advisor will receive an incentive fee in addition to the standard advisory fee if the performance of the account raises the value of the account above a predetermined threshold. The Portfolio Manager is then paid a percentage of all these incentive fees and the Sub-Advisor retains the balance. The Fund is not among the accounts included in the incentive fee arrangement and, consequently, the Fund's performance does not impact the Portfolio Manager's receipt of an incentive fee.
Bonus. The Portfolio Manager is eligible to receive a discretionary annual bonus in addition to his base remuneration. The level of the discretionary bonus is determined by the General Partner based upon a number of factors, including the firm's profitability, the expansion of the client account base, the securities market environment for the respective period, the portion of revenue generated by the work and effort of the Portfolio Manager, the involvement of the Portfolio Manager in the investment management functions of the Sub-Advisor, his role in the development of other investment professionals and his work relationship with support staff, and his overall contribution to strategic planning and his input in decisions for the Sub-Advisor’s group of investment managers.
Ownership of the Fund
The Portfolio Manager's beneficial ownership of the Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager's immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The Fund had not commenced operations prior to the date of this SAI. Accordingly, the Portfolio Manager does not beneficially own any shares of the Acquiring Fund. The table below sets forth the Portfolio Manager’s beneficial ownership of the Target Fund as of August 31, 2018 as provided by Tocqueville.
Name of Investment Advisor and Portfolio Manager	Tocqueville International Value Fund
Tocqueville Asset Management, L.P.
James E. Hunt	Over $1,000,000
PORTFOLIO SECURITIES TRANSACTIONS
In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisor are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund's NAV), and other information provided to the Fund, to the Manager and/or to the sub-advisor (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisor are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub-advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.
The Manager and the sub-advisor will place their own orders to execute securities transactions that are designed to implement the Fund's investment objective and policies. In placing such orders, the sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, the sub-advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund's cash flows. High portfolio turnover increases the Fund's transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.
The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the sub-advisor is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If the sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the sub-advisor receives any benefits from the commission recapture program. The sub-advisor's participation in the brokerage commission recapture program is optional. The sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor's obligation to seek the best execution available.
The Fund had not commenced operations prior to the date of this SAI. Accordingly, no brokerage commissions were paid by the Fund during the previous three fiscal years and the Fund did not receive any amount as a result of participation in the commission recapture program.
REDEMPTIONS IN KIND
Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
TAX INFORMATION
The tax information in the Proxy Statement and in this section relates solely to the federal income tax law and assumes that the Fund will qualify each taxable year as a "regulated investment company" ("RIC") under the Internal Revenue Code (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Proxy Statement. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Proxy Statement are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
Taxation of the Fund
The Fund intends to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:
■ Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies ("Qualifying Other Income") and (2) net income derived from an interest in a "qualified publicly traded partnership" ("QPTP") ("Gross Income Requirement"). A QPTP is a "publicly traded partnership" other than a partnership at least 90% of the gross income of which is Qualifying Other Income;

■ Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for those purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs ("Diversification Requirements"); and

■ Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income ("Distribution Requirement").
By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year the Fund does not qualify for that treatment — either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements ("Other Requirements"), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure "is due to reasonable cause and not due to willful neglect" and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to its shareholders and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, for individual and certain other non-corporate shareholders (each an "individual"), as "qualified dividend income" (as described in the Proxy Statement) ("QDI") to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on the Fund's income and performance. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.
The Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.
There can be no assurance that the Fund will make sufficient distributions to eliminate all taxes in all periods.
Taxation of Certain Investments and Strategies
Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Fund may realize in connection therewith. In general, the Fund's gains from the disposition of foreign currencies will be treated as qualifying income under the Gross Income Requirement.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, "foreign taxes") that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors.  It is impossible to determine the effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested in various countries is not known.
Some futures contracts, foreign currency contracts, and "non-equity" options (i.e., certain listed options, such as those on a "broad-based" securities index) - except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, "Section 1256 contracts"). Any Section 1256 contract the Fund holds at the end of its taxable year must be "marked-to-market" (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.
Under Internal Revenue Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund's section 988 losses exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable "return of capital" to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.
When a covered call option written (sold) by the Fund expires, the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option.  When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.
If the Fund has an "appreciated financial position"—generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than

"straight debt") or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of the Fund's taxable income or net realized gains and distributions. If the Internal Revenue Service ("IRS") were to assert successfully that income the Fund derives from those investments does not constitute Qualifying Other Income, the Fund might cease to qualify as a RIC (with the consequences described above under "Taxation of the Fund") or might be required to reduce its exposure to such investments.
Taxation of the Fund's Shareholders
General - For United States federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15% or 0%, depending on an individual’s tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify as qualified dividend income. Dividends and other distributions the Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.
Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.
Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to a dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.
The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.
Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals in certain tax brackets).
An investor also should be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.
Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Any taxable dividends paid by the Fund, and gain realized on redemption of Fund shares, will constitute investment income of the type subject to this tax.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.
Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.
If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.
If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, which is likely in the Fund's case, it will be eligible to file an election for that year with the IRS that would enable its shareholders to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources ("foreign-source income") as the shareholder's own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.
Individual shareholders of the Fund who, for a taxable year, have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign-source income is "qualified passive income" may elect for that year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisers), in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its portion of foreign taxes the Fund paid that is allocable to Fund shares the shareholder has not held for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. The deduction of foreign taxes by an individual is subject to limitations that apply generally to itemized deductions for state, local and foreign taxes A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder's conduct of a U.S. trade or business.
Basis Election and Reporting - A Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares that the shareholder acquired or acquires after 2011 ("Covered Shares") other than the average basis method (the Fund's default method) must elect to do so in writing (which may be electronic).  The basis determination method a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of Fund shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares that are redeemed and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Fund shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.
Backup Withholding - The Fund is required to withhold and remit to the U.S. Treasury 24% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against the shareholder's federal income tax liability or refunded if proper documentation is submitted to the IRS.

Non-U.S. Shareholders - Dividends the Fund pays to a shareholder who is a non-resident alien individual or foreign entity (each a "non-U.S. shareholder") -- other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund's shares is "effectively connected" with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Fund might pay, "short-term capital gain dividends" and "interest-related dividends," to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. "Short-term capital gain dividends" are dividends that are attributable to net short-term gain, computed with certain adjustments. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain original issue discount, interest on obligations "in registered form," and interest on deposits, less allocable deductions) from sources within the United States. The Fund’s capital gain distributions will also not be subject to such withholding tax. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.
Foreign Account Tax Compliance Act ("FATCA") - Under FATCA, "foreign financial institutions" ("FFIs") and "non-financial foreign entities" ("NFFEs") that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays and (2) certain capital gain distributions and the proceeds of redemptions of shares the Fund pays after December 31, 2018. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners.
The U.S. Treasury has negotiated intergovernmental agreements ("IGAs") with certain countries. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An FFI can avoid FATCA withholding by becoming a "participating FFI," which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide it with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's situation.
Investors should consult their own tax advisors with respect to the tax consequences to them of an investment in the Fund based on their particular circumstances. The Fund does not expect to receive a ruling from any tax authority or an opinion of tax counsel with respect to its treatment of any tax positions. Tax consequences of transactions are not the primary consideration of the Fund in implementing its investment strategy.
DESCRIPTION OF THE TRUST
The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.
The Trust was originally created to manage money for large institutional investors. The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds.
FINANCIAL STATEMENTS
Investors in the Fund will be informed of the Fund’s progress through periodic reports. Financial statements that will be subject to an audit by an independent registered public accounting firm will be submitted to shareholders at least annually. The Acquiring Fund will adopt the financial statements of the Target Fund. Those financial statements were audited by another registered public accounting firm and are incorporated by reference to the Target Fund's Annual Report to Shareholders dated October 31, 2017.

APPENDIX A
AMERICAN BEACON ADVISORS, INC.

 SUMMARY OF PROXY VOTING POLICY AND PROCEDURES
Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. ("AmBeacon"). AmBeacon's proxy voting policies and procedures are designed to implement AmBeacon's duty to vote proxies in clients' best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.
For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon's policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.
Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.
AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund (collectively, the "Funds"). AmBeacon may invest a Fund in shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund solicits a proxy for which another Fund is entitled to vote, AmBeacon's interests as manager of the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, AmBeacon will vote the Fund's shares in accordance with the Select Funds' Board of Trustees' recommendations in the proxy statement.
AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST
AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND
 AMERICAN BEACON APOLLO TOTAL RETURN FUND
PROXY VOTING POLICY AND PROCEDURES
Last Amended February 28, 2018

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Preface
Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the best long-term interests of shareholders of the American Beacon Funds ("Beacon Funds"), the American Beacon Select Funds ("Select Funds"), the American Beacon Institutional Funds Trust ("Institutional Funds"), the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund (collectively, the "Funds"). Therefore, this Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.
The Funds are managed by American Beacon Advisors, Inc. (the "Manager"). The Manager may allocate discrete portions of the Funds among sub-advisors, and the Manager may directly manage all or a portion of the assets of certain Funds. The Funds' respective Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor's respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund's Board of Trustees.
Conflicts of Interest
The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.
When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the sub-advisor to vote in accordance with the recommendation of a third-party proxy voting advisory service.
Each Fund can invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which another Fund is entitled to vote, the Manager's interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, the Manager will vote in accordance with the Select Funds' Board of Trustees' recommendations in the proxy statement. If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.
Securities on Loan
With respect to the Funds that engage in securities lending, the Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager's determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer's outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.
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Recordkeeping
The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm's proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds' production of the Form N-PX filing on an annual basis.
Disclosure
The Manager will coordinate the compilation of the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.
Manager Oversight
The Manager shall review a sub-advisor's proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.
Board Reporting
On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

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APPENDIX B
TOCQUEVILLE ASSET MANAGEMENT

Proxy Voting Policy Guidelines

Overview

It is impossible to establish policies so comprehensive as to address every issue presented for a proxy vote by either corporate management or shareholder proponents. Accordingly Tocqueville has adopted “guidelines” that generally pertain to 95% of all proxy proposals presented. By definition, these guidelines do not dictate a particular result but rather provide the policy foundation for determining an appropriate course of action for voting proxies.

These guidelines are designed to be applicable to the proxy voting process for U.S. domestic corporations as well as to the proxy voting process for Canadian issuers. In light of the complexity, timing, variety and language barriers of voting proxies in multiple foreign jurisdictions, Tocqueville has determined that it is the best interest of its clients to adopt the Global Proxy Voting Policies of Institutional Shareholder Services (“ISS”) as the voting policies for Tocqueville.

Due to the precatory nature of most shareholder proposals, latitude may be given to supporting resolutions that “request” the board of directors’ consideration of a particular corporate action or policy, whereas a stricter standard may be imposed if the shareholder proposal is a by-law amendment that, if approved, mandates implementation by the board.

When an issue is presented for the first time ever, Tocqueville may abstain until the there is an opportunity to analyze the subject matter for the adoption of a formal guideline.

 In special matters, such as a “hostile” takeover, contested election of directors, proposed merger or acquisition, equity research analysts of Tocqueville and proxy voting advisory research services will provide additional insight on the both the financial and corporate governance aspects of the situation. As always, the ultimate vote cast will be based on what Tocqueville determines to be in the best financial interest of its clients toward the maximization of shareholder value.

Guidelines on Management Proposals

Appointment of Auditors  Generally *Supports the choice of auditors recommended by the independent audit committee of the board of directors, but prefers that there be a rotation of the firm auditing the company every ten (10) years. Such support may be withheld if (a) An auditor has a financial interest in or association with the company, and is therefore not independent; (b) There is reason to believe that opinion rendered by the independent auditor is neither accurate nor indicative of the company’s financial position; (c) Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or (d) Fees for non-audit services (“Other” fees) are excessive as determined by ISS.

Classified/Staggered Boards *Supports the annual election of all directors. *Does not support the establishment of staggered terms or “classified” boards. However support will not be withheld for the election of directors simply because the board is currently classified.

Confidential Ballot *Supports confidential voting by shareholders, and the use of independent tabulators and inspectors of election. *Supports proposals seeking to maintain the confidentiality of votes cast by proxy on uncontested matters, including a running tally of votes for and against.*Does not support any attempt to either circumvent or curtail the confidentiality of the voting process, or use information obtained during the voting process to influence the outcome of the voting.  *Supports proposals requesting the adoption of a uniform method of vote tabulation to insure that the support for management and shareholder proposals be calculated in the same manner (e.g. If abstentions are excluded when calculating director support, abstentions should be excluded when calculating support for shareholder proposals)

Consent Proceedings/Special Meetings  *Does not support the elimination or restriction of the shareholder right to solicit written consents for the removal and election of directors without a shareholder meeting. *Does not support restricting the ability or right of shareholders to call a special meeting of the company.

Contested Election of Directors  *Case-by-case analysis will be undertaken to review the a) long term financial performance of the company, b) management’s track record, c) qualifications of both slates of candidates, d) basis for the proxy contest, e) likelihood of proposed objectives being met and f) ultimate best economic interest of all shareholders.

Cumulative Voting  *Supports allowing shareholders to cast cumulative votes by multiplying the number of shares owned by the number of director candidates and casting the total vote for any individual or slate of candidates. Cumulative voting may result in a minority bloc of stock being represented on the board and may also provide the most effective means for getting a difference in viewpoint on the board.

Director Liability & Indemnification  *Supports a limitation on director liability and increased indemnification provided there is an exception to such indemnity in the event of fraud or a violation of fiduciary duty by any director. In particular, Does not support any proposal that would affect a director’s liability for (a) breach of the duty of loyalty, (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, (c) unlawful purchase or redemption of stock, (d) payment of unlawful dividends, or (e) receipt of improper personal benefits. *Supports indemnification of legal expenses of directors and officers who acted in good faith and for a purpose they reasonably believe to be in the corporation’s best interest. *Does not support increasing the indemnification of directors or officers for damages caused by violations of the duty of care.

Director Nomination by Shareholders The proposition that shareholders have an effective and equitable means of participating in the election of directors is one that we support provided that it is achieved with uniform application. The difficulty with addressing this topic via shareholder proposals is one of definition. Accepting that substantial long-term shareholders should have the means to nominate directors for inclusion in the company proxy statement, what is a reasonable amount and duration of such a holding? Until the SEC and/or state legislatures establish the nomination and election processes for directors and a uniform process is applicable to all corporations, we are not enthralled with the piecemeal approach to resolving this important governance issue. However, *Supports proposals seeking to authorize holders of 3% or more of outstanding shares for at least three years to nominate up to 25% of board seats available whose names would appear in the company proxy statement, for election to the Board. *Supports an additional limitation as to the number of shareholders that may aggregate holdings in order to meeting the ownership percentage threshold (i.e. no more than 20).

Dual Class Stock *Does not support the creation or extension of dual class or unequal voting rights stock which reduces the voting power of existing shareholders and concentrates significant power in management.

Election of Directors *Support for the election of directors will be based primarily on the long-term economic performance of the company, its corporate governance principles and practices and the maintenance of accountability & independence of the board of directors. A failure of the directors to exercise appropriate oversight of management or to advance the best financial interests of shareholders could result in the withholding of election support. Where less than 75% of the board is independent directors (as defined below): *Does not support the election of non-independent nominees or the members of the Nominating Committee. *Does not support the election of the Audit Committee Chair (or

Audit Committee members if classified board and Audit Chair is not a current nominee) who fails to submit the appointment of auditors to shareholders for ratification. *Does not support the election of the Audit Committee Chair if the Audit Committee has selected auditors for which ratification is being withheld under the guideline for “Appointment of Auditors” noted above. In recognition of the substantial equity stake held by certain directors or shareholders, on a case-by-case basis, director nominees who are or represent such shareholders may be supported under our board and committee independence policies provided the company has adopted independence and governance criteria identified by ISS.*As to individual directors, the failure of a director (except new nominees) to attend 75% of the meeting of the board and committees of which the director is a member, without particular justification (i.e., illness) will result in the withholding of support. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, support will be withheld from the director(s) in question.*Does not support election of directors, other than first time candidates, who have failed to personally invest their own funds in an equity position in the company. *Does not support the election of directors if the board has failed or refused to implement as corporate policy the resolve of a shareholder resolution which received the favorable vote of the majority of the votes cast during the preceding annual meeting. *Does not support the election of members of Governance Committee (or equivalent) if the company’s charter or articles of incorporation impose an outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements to file such by-law amendments are in excess of SEC Rule 14a-8. Vote against on an ongoing basis. We believe the shareholders' ability to amend the bylaws is a fundamental right of ownership which should not be infringed upon.*Does not support the election of persons nominated for director who seek to serve on four or more public company boards of directors. *Does not support the election of a Chairman of the Board or the Chief Executive Officer of a company who serve on the board of more than one public company besides their own. Further, support will be withheld for the election of directors who have a demonstrated history of disregard for shareholder interests. This will be most prevalent with (a) members of the Compensation Committee adopting executive compensation programs either too excessive or without regard for the financial performance of the company, (b) members of the Audit Committee if the company has corporate governance deficiencies or wrongdoings, (c) members of the Compensation Committee where the backdating of options was approved, or (d) the entire Board where it has failed to adopt corrective measures to re-price the backdated options or to recoup option gains on the backdated grants. *Support will be withheld for the election of the entire board of directors, if:  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), reneges on a commitment to put the pill to a vote; or makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval. *Support will be withheld for the election of the entire board if: A company completes its initial public offering (IPO) with a multi-class capital structure (with unequal voting rights), a classified board, supermajority vote requirements or other governance provisions deemed contrary to shareholder interest and fails to either reverse such provisions or put each provision to a shareholder vote within three years after the completion of the IPO.*Does not support the election of directors nominated by slate ballot, which requires a vote being cast for all nominees collectively. This policy will not apply to contested director elections. *Does not support the adoption of bylaw provisions that would allow for the appointment of an alternate director, who has not been elected to the board by shareholders, to attend board or committee meetings in place of the duly elected director.

Certain principles of corporate governance can impact performance and therefore may be considered in determining whether to support the election of directors:

➢
Seventy-five percent (75%) of directors should be non-management independents with no direct relationship with the company. Independence shall be evidence by (1) not being employed by the company or an affiliate in an executive capacity within the past three years, (2) not being or having been employed with a company or firm that is a paid advisor or consultant to the company, (3) having no personal services contract with the company, and (4) not being an immediate family member related to any current director or senior executive of the company or not being related to several employees of the company.

➢	The audit committee, nominating committee and compensation committee of the board should be comprised entirely of non-management independent directors.

➢
Directors should not take specific action considered particularly detrimental to shareholder interests; should not adopt excessive forms of compensation or severance agreements to protect economic interests of particular executives without approval of shareholders; and, should not adopt or implement excessive defensive measures that entrench management rather that protect shareholder value.

The plethora of compensation packages, products or arrangements that constitute poor or offensive compensation practices has expanded, virtually unchecked or challenged. Shareholders have reason to be outraged at excessive rewards having no relationship or relevance to performance or merit. We are in agreement with ISS that such practices should prompt the withholding of support for the Compensation Committee, and most likely the entire Board when we have identified:

▪	Employment contracts having egregious multi-year guarantees of bonuses or grants
▪	“Perks” excessively dominating compensation
▪	›	There is a significant misalignment between CEO pay and company performance (pay for performance)Performance metric or criteria being changed during the performance period
▪	Outrageous pension payouts
▪	Excessive severance or new hire compensation packages
▪	Options backdating
▪	Change-in-control payouts without loss of job or significant reduction of job responsibilities
▪	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
▪	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions

Employee Stock Purchase Plans  *Supports employee stock purchase plans provided that the plan is available to all employees, the purchase price is not less than 85% of the market price, employees are investing their own funds and the number of shares allocated for the plan does not excessively dilute the ownership interest of current shareholders.

Executive & Director Compensation   Proposals to adopt or extend executive compensation plans are reviewed on a case-by-case basis, but any compensation plan must have the overriding purpose of motivating corporate personnel through performance incentives and must not be unduly generous. However, *Does not support a compensation plan that excessively consumes corporate resources or is dilutive to earnings and asset values. Additional negative factors of a compensation plan include:
a)
excessive dilution; b) options at below market prices; c) restricted stock giveaways awarding longevity rather than performance; d) stand-alone stock appreciation rights; e) loans or other forms of financial assistance to award holders; f) abusive change of control payments; g) excessive severance agreements; and h) blank-check authority to the administering committee to set or forgive terms as it desires.

Guided by analyses of performance metrics, peer group adoptions, a balance of fixed vs. performance driven compensation, excessive practices, board responsiveness to investor input and the ultimate board rationale for the Executive Compensation Plan proposed, such executive pay and practices proposals, as well certain aspects of outside director compensation, will be addressed on a case-by-case basis in accordance with guidance from ISS. However *Does not support management say on pay (MSOP) proposals, the election of compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices;
•	The board exhibits poor communication and responsiveness to shareholders.

Director Compensation Equity ownership by directors is encouraged and a compensation structure should include shares of stock as a portion of the annual fee, however, *Does not support stock options for outside directors. *Does not support the creation of retirement benefits for outside directors. *Does not support granting bonuses or options to outside directors in the event of a “change of control”, but *Supports the acceleration of awards already granted to avoid a sacrifice of benefits in such an event.

Stock Option Plans  *Does not support either the adoption or extension of stock option plans or plan amendments that result in excessive dilution. *Does not support omnibus stock option plans with multiple types of awards in one plan because shareholders should have the opportunity to vote on the separate components of each plan. *Does not support the granting of stock appreciation rights since they defeat the purpose of giving employees a long-term equity stake in the company. *Does not support stock depreciation rights that pay the employee cash when the market price of an option previously granted declines. *Does not support plans allowing for the repricing of options that have gone “underwater” (unless resulting from a market wide event over the short term rather than company specific poor performance). *Does not support option exercise pricing at below the market price of the stock on the date of grant. *Does not support the reloading of options so that the stock available under the plan automatically increases as the exercise of options increases. *Does not support the extension of the option exercise period more than three years beyond retirement because it gives retired executives unlimited upside profit potential from movement in the stock price that is unrelated to any effort of the executive to improve performance.

Executive Loans  Consistent with the Sarbanes-Oxley Act of 2002 prohibition against personal loans to corporate officers or directors, *Does not support company loans to executives/employees for use in paying for stock or stock options with a promissory note or to borrow money from the company. *Does not support a loan at rates substantially below market rates. *Does not support the forgiveness of loans upon termination or retirement. Any existing loans and action taken with regard to them must be fully disclosed to shareholders and have been made only pursuant to plans previously approved by the board of directors.

Incentive Compensation Plans  *Does not support incentive compensation plans that are not specifically related to corporate and individual performance such as restricted stock or cash equivalents as a reward for staying with the company a certain number of years, but are not tied to performance goals.

Fair Price Amendments  *Supports proposals that prohibit a two-tier pricing system by requiring anyone seeking to acquire a company to pay every shareholder a fair price.  *Does not support such amendments if they are coupled or linked with a supermajority vote requirement or other anti-takeover defensive device.

Golden Parachute Compensation  Proposals seeking shareholder approval of “golden parachute” compensation present complex and significant issues often requiring extensive analysis. While recognizing the need and equity of a severance package program, such programs should not be exorbitant or excessive. Guided by the terms of the programs and the ultimate board rationale for the package proposed, such proposals will be addressed on a case-by-case basis in accordance with guidance from ISS. Circumstances where the golden parachute vote is incorporated into a company's separate advisory vote on compensation (management "say on pay") will be viewed as a “linked or bundled proposal” resulting in a vote of *Does not support.

Linked Proposals  *Does not support proposals which link or bundle two or more elements or issues, that are not separately beneficial to shareholders, together in one proposal: such as when a proposal includes one or more elements that could have an adverse impact on shareholder value/rights or that violates a policy developed under these Guidelines, Such proposals can be used as either a means to disguise what is being sought or a form of coercion (i.e. a fair price amendment linked to a supermajority amendment or a corporate governance reform linked to the payment of a dividend).

Mergers & Acquisitions *Case-by-case analysis and evaluation will be conducted by equity analyst staff to determine whether the planned merger or acquisition is in the ultimate best financial interest of shareholders and our clients.

Private Placement Financing *Does not support proposals seeking blanket shareholder approval of the unrestricted issuance or the issuance of more than 10% of equity shares for private placement financing. Without having explanation and information on a specific placement, shareholders should not relinquish such broad discretion for equity financing to the board.

Poison Pills  *Does not support the creation or extension of poison pills, involving the issuance of preferred stock purchase rights unilaterally declared as a dividend without shareholder approval, that can result in insulating incumbent management against competitive bids for the company. *Does not support any form of management entrenchment device and practice, thus poison pills presented for shareholder approval will not be supported.

Pre-emptive Rights *Does not support proposals seeking to eliminate the pre-emptive right of shareholders to maintain their proportional ownership position by having the first opportunity to purchase additional shares made available through a new public offering. Such rights not only reduce the negative impact of dilution otherwise caused by newly issued shares, but also preserve the voting interests of the shareholders.

Proxy Process  *Does not support the elimination or restriction of shareholders’ access to the proxy process. Federal and state law authorizes the filing of shareholder resolutions that are limited in scope by the procedures of SEC Rule 14a-8, providing a means by which shareholders may pursue the accountability of directors and the future policy direction of the company.

Reincorporation  *Supports proposals for reincorporation to another jurisdiction when a sound financial or business reason is demonstrated. *Does not support such proposals when posed as part of an anti-takeover defense or solely to limit directors’ liability.

Say on Pay *Supports shareholders having an annual opportunity to review, evaluate and have a “say” on executive pay practices. U.S. Domestic Issuers listed in different countries with multiple compensation proposals on the ballot pertaining to the same pay program will be assessed on a case-by-case basis using the following guiding principle: (1) align voting recommendations so as to not have inconsistent recommendations on the same pay program, and (2) use the policy perspective of the country in which the company is listed. However, if there is a compensation proposal on a ballot under which there is no applicable U.S. policy, the policy of the country requiring it to be on ballot will apply. This is a limited carve out; for U.S.-listed companies, most markets' say-on-pay proposals will be viewed from a U.S. say-on-pay policy perspective.

Size of the Board  *Supports the board of directors’ discretion, with shareholder approval, in setting the size of the board.

Stakeholder Proposals  *Does not support proposals seeking to redefine the “business judgment rule” and provide a wide range of director discretionary considerations as to the impact of corporate actions on its employees, customers, creditors and communicates. Allowing consideration of stakeholders can undermine the pre-eminence of shareholder rights and may have a negative impact on the company.

Stock Authorization Providing the board of directors with flexibility in changing financial conditions is desirable, but an increase of authorized stock as an anti-takeover defensive mechanism is not. *Supports an increase of authorized common stock when management demonstrates a specific need or intent to meet immediate business needs (i.e. stock split, recapitalization or funding of employee stock purchase plan). An increase of greater than 100% of the current authorization will be evaluated on the basis of the company’s need for additional shares. *Does not support the authorization of or an increase in blank-check preferred stock unless management provides an explanation of the specific financial purpose and benefit of the issuance, and details all voting rights associated with the preferred stock. For companies treated as U.S. domestic issuers by the SEC, with a sole listing in the U.S., but which are required by the laws of the country of incorporation to seek approval for all share issuances. of general share issuance authorities (i.e. those without a specified purpose), *Supports the issuance of up to a maximum of twenty percent (20%) of currently issued capital, provided the duration of the authority is clearly disclosed and reasonable (i.e. up to three years). Share issuance mandates at dual-listed companies which are required to comply with listing rules in the country of incorporation will be evaluated and voted on pursuant to the ISS policy for that market.

Supermajority Amendments  *Does not support proposals that would establish a supermajority vote threshold (higher than 2/3) for shareholder approval of any action of the board of directors, including but not limited to the adoption or amendment of the company charter or bylaws, or the merger with or acquisition of/by another corporate entity.

TARP Compensation Plans  *Proposals seeking shareholder advisory votes on TARP Fund Compensation Plans present complex and significant issues requiring extensive analysis. As long as the shareholder vote continues to be non-binding; guided by analyses of performance metrics, peer group adoptions, a balance of fixed vs. performance driven compensation, excessive practices, board responsiveness to investor input and the ultimate board rationale for the Plan proposed, such proposals will be addressed on a case-by-case basis in accordance with guidance from ISS.

Guidelines on Shareholder Proposals

Auditor Independence  *Supports proposals seeking to restrict the public accounting firm retained to perform auditing services for a company from also engaging in management consulting service for the company. *Supports company initiatives that also seek shareholder ratification of the appointment of the separate management consulting firm.

Board Diversity  *Does not support proposals that encourage diversified representation on the board merely for the sake of diversification. *Supports proposals that seek to expand the search for qualified director candidates without regard to race, creed or color. *Does not support proposals that dictate the inclusion or exclusion of particular classes or groups as directors. *Does not support proposals that suggest, recommend or require specific personal, professional or educational qualifications for director nominees. In our view, establishing the criteria for qualified independent directors is both the duty and prerogative of the (presumably) independent nominating committee of the board.

Bonus Recapture *Supports the recapture of executive bonuses proven to be unearned as a result of significant restatement financial results or other “corrections” that dramatically alter the performance target achievements used to determine and calculate such bonuses. In the event of a significant restatement of financial results or an extraordinary write-off subsequent to the awarding of performance incentives, such awards must be recalculated to ascertain that the performance criterion was, in fact, achieved. In our view, any management personnel who receive compensation based on what is subsequently determined to be erroneous information, whether the result of intentional misconduct or simple error, should return those sums as they were not, in fact, earned based on meeting established performance criteria.

Business Continuity  *Supports proposals seeking the adoption of a documented CEO succession planning policy.  It is imperative that all companies have succession plans in place. The SEC expects that investment advisers provide for such succession plans in their business continuity programs, and it is logical for us support such proposals barring significant foundation to do otherwise.

Business Operations *Does not support shareholder proposals that seek to dictate the course, content or direction of business operations. *Does not support proposals asking suppliers, genetic research and food retail companies and restaurants to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients.

Charitable/Political Contributions  *Does not support proposals seeking to direct how and to whom the company should make charitable, philanthropic and political contributions. *Does not support proposals seeking to bar the company from making any political contributions. Legislation and rule promulgation significantly impact on the ability to do business. Barring all political contributions could put the company at a competitive disadvantage. *Supports reasonable requests for disclosure of such contributions (except the publishing in newspapers and public media) as an element of the board’s accountability to shareholders, provided it does not entail excessive costs. *Does not support proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders

Climate Change  *Supports proposals seeking increased disclosure regarding the risks of liability and cost to a company’s business operations, financial security and reputation that may result from climate changes caused by green-house gas emissions and “global warming”. Insurers having begun to factor directors’ actions to address the potential risks associated with climate change in the determination to provide directors-and-officers liability coverage, it is equally important that there be increased disclosure to shareowners of how the board plans to address and mitigate these risks.

Director Compensation Approvals *Does not support proposals seeking to establish the annual approval by shareholders of compensation for non-employee directors. If dissatisfied with the levels of compensation being paid our displeasure is expressed by withholding support for the election of the board or the Compensation Committee members in particular.  * Supports proposals requesting submission of “golden coffins” to a shareholder vote or to eliminate the practice altogether. Shareholders deserve the opportunity to review and approve or reject corporate policies that could oblige the company to make payments or awards including, but not limited to unearned salary or bonuses, accelerated vesting of unvested equity grants, or other “perks” in lieu of compensation following the death of senior executives. A benefit program or equity plan proposal to which the broad-based employee population is eligible are generally not considered such a “golden coffin”.

Director Governance & Policy  *Supports proposals promoting good corporate governance by seeking a majority of non-management, independent directors, and the formation of totally independent audit, nominating and compensation committees. *Supports the elimination of retirement plans for non-management independent directors. *Supports proposals seeking the separation of the offices of Chairman and Chief Executive Officer in order that the structure and style of leadership does not compromise the Chairman’s duty to oversee management or give the CEO undue power to determine corporate policy. As an alternative to requiring the separation of these offices, *Supports the appointment of an independent lead director. In the event of such an appointment, *Does not support the separation of the principal offices. *Does not support the establishment of artificial qualifications for directors such as mandatory retirement age, term limits and minimum stock ownership. The board’s internal self-evaluation of director performance should determine whether a director continues to be qualified for the board.  *Does not support proposals requesting the creation of a new standing board committee on social issues unless ISS determines that existing oversight mechanisms (including current committee structure) are grossly insufficient, the level of current board disclosure regarding the issue for which oversight is sought is inadequate, or the company has a record either poor performance or no performance in addressing the underlying social issue.

Director Nomination Processes The proposition that shareholders have an effective and equitable means of participating in the election of directors is one that we support provided that it is achieved with uniform application. The difficulty with addressing this topic via shareholder proposals is one of definition. Accepting that substantial long-term shareholders should have the means to nominate directors for inclusion in the company proxy statement, what is a reasonable amount and duration of such a holding? Until the SEC and/or state legislatures establish the nomination and election processes for directors and a uniform process is applicable to all corporations, we are not enthralled with the piecemeal approach to resolving this important governance issue. However, *Does not support proposals seeking to have multiple nominees for each director position being elected. *Supports proposals seeking to authorize holders of 3% or more of outstanding shares for at least three years to nominate up to 25% of board seats available whose names would appear in the company proxy statement, for election to the Board.

Disclosure Issues  *Supports proposals seeking disclosure to shareholders on business activities provided there is no excessive cost to the company, the request is reasonable, the information would be of benefit to all shareholders and is not otherwise readily available. *Does not support disclosure when the information being sought is proprietary, confidential, duplicative, excessive or irrelevant to the operation of the company. *Does not support proposals seeking disclosure that exceeds SEC requirements about executive compensation, director nominees or corporate employees’ prior professional service. *Proposals requesting a company report on its energy efficiency policies are reviewed on a case-by-case basis, considering the company’s: current disclosure related to energy efficiency policies, initiatives, and performance measures; level of participation in voluntary energy efficiency programs and initiatives; compliance with applicable legislation and/or regulations regarding energy efficiency; and energy efficiency policies and initiatives relative to industry peers. *Supports proposals requesting a report on company policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, unless ISS determines that: the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; the company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and The company has not been recently involved in relevant significant controversies or violations. *Proposals requesting the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise, will be reviewed on a case-by-case basis taking into account guidance and evaluation by ISS. *Guided by the analysis of ISS, proposals requesting reports outlining the potential community impact of company operations in specific regions considering will be reviewed on a case-by-case basis taking into consideration the impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations; and, the degree to which company policies and procedures are consistent with industry norms. *Does not support proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data.
Drug Patent Extension The business decision to request an extension of the patent on a prescription drug is not, per se, an unethical endeavor. While the FTC has ultimate authority to regulate the competition between generic and patent protected drugs, and to insure that any request for patent extension is pursued within the parameters of the pertinent statute (Hatch-Waxman law), it is not an unreasonable request that the board of directors adopt ethical standards for its process of seeking a patent extension and to report to shareholders on such standards. *Supports proposals resolving such a reasonable request.

Election of Directors * Support proposals seeking to have the electoral threshold for directors raised to a majority of shareholders entitled to vote provided the proposal is  reasonably crafted, whether binding bylaws and precatory (nonbinding), and further provided that it does not conflict with State law of incorporation . Consideration is given to voting against such a proposal if the company has adopted formal corporate governance principles that present an effective equivalent to the majority voting proposal (including director resignation policies) or if the proposal does not exempt contested elections from the majority standard. Consideration is also given to the company’s history of accountability to shareholders in its governance structure & past actions. *Does not support proposals seeking the adoption of company policy that would forbid any director having more than 25 percent of the vote cast for his/her election to the board withheld by shareholders from serving on any key board committee. Having established as policy that directors should receive a 50 percent vote in support of their election to the board, there is little to be gained in establishing additional vote thresholds for being members of key board committees.

Energy & Environmental Issues *Supports proposals promoting the preservation of the global environment by seeking the adoption of the CERES Principles that encourage the company to operate in a manner that protects the environment as well as the safety and health of its employees. If a corporation’s environmental record is proven so poor as to have (or the potential for) a negative economic impact on shareholder value, support may be given to a proposal seeking specific action directed at significantly improving the company’s poor environmental record. *Supports proposals requesting that companies to adopt policies to reduce the danger of potential catastrophic chemical releases at chemical and/or manufacturing plants. Proposals requesting that companies report on such policies will be reviewed on a case-by-case basis in accordance with guidance from ISS.
Equal Employment/Anti-Discrimination *Supports proposals seeking prohibitions against discrimination based on race, color, creed, sex, religion, sexual orientation, labor organization affiliation or activities, or non-job related criteria.

Executive Compensation *Does not support proposals seeking to establish arbitrary limits or caps on executive compensation.*Supports proposals seeking to link compensation to financial performance objectives and/or shareholder value. *Does not support “common sense executive compensation” proposals seeking to establish arbitrary limitations or caps on executive compensation or to dictate the considerations weighed by compensation committees in determining the appropriate levels of competitive compensation programs.*Supports the use of “indexed stock options” having an exercise price indexed or linked to a market or industry peer group stock performance index. *Does not support proposals linking executive compensation to corporate social responsibility performance measures. *Supports proposals seeking annual advisory shareholder votes on executive pay practices. Such “say on pay” proposals are patterned after similar practices in the UK, Sweden and Australia where shareholders exercise a non-binding vote on executive compensation. The expansion of compensation discussion and the Summary Compensation Table now mandated by the SEC should provide shareholders a better understanding of the amounts & types of executive pay as well as the factors considered by the Compensation Committee in establishing such programs. *Supports proposals requesting boards to adopt “pay-for-superior performance” compensation plans for senior executives if the proposal seeks plans that set forth the financial performance criteria (financial or stock price based) to be benchmarked against a reasonable peer group performance and further request that the company exceed the mean performance of the disclosed peer group on the selected criteria. Any long-term equity compensation component of the plan should also specify the performance criteria to be benchmarked against others. The receipt of such equity based compensation must require company performance that exceeds the mean performance of the peer group on the selected criteria. *Supports proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy. *Proposals seeking to expand executive compensation restrictions beyond those contained in the TARP program for companies seeking to participate in the U.S. Treasury Department’s bailout program may be viewed as a symbolic call on companies receiving this relief to adhere to higher compensation standards, a number of which were proposed in earlier drafts of the TARP legislation. The need or desire for compensation restrictions beyond those mandated by statute cannot and should not be applied or adopted in a uniform manner. Accordingly, such proposals will be addressed on a case-by-case basis in accordance with guidance from ISS. *Guided by the analysis of ISS, proposals seeking the adoption of a policy requiring any future senior executive severance agreements that provide for payments made upon change in control be “double triggered” and not allowing for accelerated vesting of unvested equity awards will be addressed on a case-by-case basis. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are generally considered poor pay practices and could even result in withheld votes from compensation committee members. The second component of these proposals, the elimination of accelerated vesting, requires consideration of the company’s current treatment of equity in change-of-control situations and current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Expensing Stock Options *Does not support proposals seeking to have a company expense future stock options as this would result in the understatement of the true cost of the dilution and would obscure the company’s profitability.

Incorporation Jurisdiction  Acknowledging the good governance practices and protections afforded shareholders in the United States, and also noting the financial impact of cost and taxation considerations of incorporating “off shore”, *Does not support proposals seeking to dictate the jurisdiction of incorporation. The determination of where to incorporate is a fundamental business decision balancing the combined economic and governance interests of the shareholders that is best left to the Board of Directors.

International Human Rights  *Does not support proposals seeking specific action to promote human rights outside the United States. *Abstain on proposals seeking disclosure about international business activities. *Supports the adoption and implementation of the Global Sullivan Principles in light of their previous significant success in advancing human rights within U.S. corporate operations in South Africa. *Supports that adoption and implementation of the MacBride Principles of Fair Employment in Northern Ireland in light of advancements made within U.S. corporations there to eliminate religious discrimination in employment and hiring. *Supports the adoption and implementation of the China Business Principles as being a logical extension of the Sullivan Principles and the McBride Principles that have been effective in improving both the opportunity and condition of employment for workers.

Majority Voting Standard *Does not support reducing the vote threshold for approval of all issues from two-thirds of the shares eligible to vote to a simple majority of the votes cast. While opposed to “super-majority” thresholds of 75%, we are equally comfortable with shareholder approval by the 2/3 of the shares entitled to vote. Lowering the standard to a simple majority of votes cast could result in a near-controlling shareholder or an otherwise minority group of shareholders exercising undue influence or dictating the course of the company which, in our view, is neither in the best interest of all shareholders nor necessarily representative of their wishes.

Military Issues *Abstain on proposals pertaining to military issues/operations or the production of products used by or created for the military.

Poison Pill  *Supports proposals seeking to have the creation of future and the extension of current poison pills be subjected to shareholder approval. The redemption of poison pill should be evaluated on a case-by-case basis, therefore *Does not support proposals that bundle the redemption of an existing pill with the shareholder approval of poison pill adoption.

Prearranged Trading Plans *Supports proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include: adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K; amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board; ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan; reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan; and, an executive may not trade in company stock outside the 10b5-1 Plan. In addition, trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Proxy Process *Does not support proposals seeking to expand the means or criteria for shareholders to gain access to or inclusion in issuer proxy materials unless such modification of process is done pursuant to SEC Rule uniformly applicable to all corporations. *Supports proposals seeking to establish an engagement process between the board of directors and proponents of shareholder proposals that have been supported by a majority of the votes cast.

Radioactive Waste Recognizing that all policies and procedures regarding radioactive waste must comply with regulations promulgated by the NRC, *Supports proposals seeking a renewal or new review of company policy in order to implement processes to reduce vulnerability to catastrophic nuclear accidents as being reasonable and as not imposing undue burden or costs on the company.

Severance Agreement Approval *Supports shareholder approval of severance packages that will provide for benefits greater than 2.5 times compensation (salary & bonus).

Share Retention  *Supports proposals seeking the board of directors to adopt a policy requiring that directors and/or executives retain a percentage of shares acquired through equity compensation programs during their employment. However, *Does not support proposals that seek to establish a minimum percentage of shares to be retained. While the percentage should be relatively high, the board of directors should determine what is appropriate for the particular equity compensation programs of the company. *Does not support proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. However, *Supports such a proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks. *Does not support proposals that seek to require the retention by executives of a significant percent of equity awards obtained through compensation plans for a designated period of years after retirement. Ideally the companies have rigorous stock ownership guidelines and a holding period requirement that encourages significant long-term ownership and meaningful retention as long as executives are employed with the firm. With retirement, such guidelines and requirements should only be applicable to shares recently granted upon retirement. In our view, imposing additional or further restrictions on previously vested shares is inappropriate.

Succession Planning  *Supports proposals requesting the board to adopt and disclose the nature of the company succession plan for management. It is imperative that all companies have succession plans in place. It is equally imperative the proprietary and private details of such a plan remain confidential. There can be a balance between keeping shareholders informed of the process and maintaining competitively sensitive information. Unless the proposal is unreasonable in its request for information and material to be disclosed, support should be given to the adoption of a succession program policy and disclosure.

Supplemental Executive Retirement Plans (SERPs) *Supports proposals requesting shareholder approval of extraordinary benefits contained in SERP agreements unless the benefits in the executive pension plan are not excessive when compared to those offered in employee-wide plans. *Supports proposals seeking to limit SERP benefits by limiting the “qualified compensation” used to establish such benefits to the executive’s annual salary, exclusive of any incentive or bonus pay.

Tobacco  *Does not support proposals advocating the disinvestment of tobacco operations or to otherwise effect the production of tobacco related products. *Supports proposals that seek either a uniform international warning system on the health risks of tobacco use or increased corporate public education activities regarding the health risks of tobacco use. *Review on a case-by-case basis proposals pertaining to issues such as youth smoking, cigarette smuggling and internet sale of cigarettes.

Workers’ Rights *Supports proposals directed at the fair treatment of workers and their labor organizations seeking labor/management cooperation and enhance labor/management relations. *Supports the adoption of workplace codes of conduct and rights of employment protecting against child or compulsory labor, discrimination and freedom of association, such as those included in the ILO Conventions, which are in conformance or even may exceed the local law of a foreign jurisdiction. The fundamental rights of employment protection and workplace safety should be uniformly available to all workers engaged in the production of products and services sold by U.S. corporations regardless of the geographic location of the factory or plant.

Revision History

Policy Adopted	06/01/03
Policy Expansion	04/16/04
Policy Revisions	05/17/04	02/05/07	05/05/10	04/21/14
	06/04/04	02/23/07	01/20/11	02/03/16
	08/19/04	03/21/07	04/20/11	12/15/16
	04/07/05	04/09/07	10/11/12	02/17/17
	05/17/05	03/28/08	12/13/12	02/12/18
	03/29/06	04/20/09	04/03/13

TOCQUEVILLE ASSET MANAGEMENT
PROXY VOTING PROCEDURES

The Tocqueville View

The foundation of the Tocqueville investment management services and activities is the principles of trust and fiduciary responsibility set forth in both common and statutory law as well as regulatory promulgations. Exercising investment decisions in the exclusive best interest of its clients has been the sole objective and continuing practice of the firm. Thus the extension of those mandates to include the exercise of proxy voting as a value producing or protecting activity of a fiduciary is neither a surprise nor a hardship to the Tocqueville investment programs.

The authority to vote proxies for the clients is established by the Tocqueville advisory contract and, generally, all proxies are voted identically for all clients. In very limited circumstances where a material conflict of interest is identified, Tocqueville may accept direction from a client as to how to vote the shares pertaining to that client’s interest. There may also be unusual circumstances when Tocqueville does not vote a proxy due to the extensive procedural requirements (i.e. share blocking) that restrict the investment powers or cost (i.e. personal representation) of voting in a foreign country, undue delays in receiving proxy materials or a lack of sufficient information on which to render an analysis and formulate a vote recommendation

In light of the regulatory and reporting mandates pertaining to proxy voting, Tocqueville revised and expanded the written Proxy Voting Procedures and Policy Guidelines in 2005 and made them readily available, upon request, to its advisory clients as well as to the shareholders of Tocqueville Funds. Likewise the proxy voting record pertinent to an individual client is available at their request and the voting record for the Tocqueville Funds is published in Form N-PX and available to anyone upon request. In addition to SEC requirements governing registered advisers, Tocqueville proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set forth in DOL Interpretive Bulletin 94-2.

Proxy Voting Procedures

Committee on Corporate Governance & Responsibility

Established in 2004, the Committee on Corporate Governance & Responsibility is responsible for developing proxy voting guidelines for Tocqueville to be considered in voting on proposals submitted by corporate managements and shareholders. The Committee meets annually to review existing voting guidelines and as necessary to adopt voting guidelines for those issues identified as new. Thus the Guidelines may be updated from time to time as warranted by the Committee. Should an issue for which there is no established guideline be presented for a proxy vote, Tocqueville may abstain on the issue until the Committee has formulated a guideline. Because the issues presented in the proxy process are so varied and often complex, the Committee adopts guidelines rather than rules and does not attempt to have a guideline for every issue.

Consistent with and in furtherance of the fiduciary responsibility of an investment adviser to enhance and preserve the investments of its clients, the Committee’s primary focus is to consider the economic impact of proposals. Within that context, the Committee also seeks to promote basic principles of corporate governance:

☐ independence and accountability of the board of directors;
☐ equal treatment of all shareholders;
☐ opportunity for shareholders to vote on issues which have a material financial impact on the corporation; and,
☐ executive compensation that reflects corporate performance

The Committee has also established voting policy guidelines to address social and political issues that are often presented by shareholder proposals. While supportive of corporations being “good corporate citizens” throughout the world, the primary concern of the Committee is the fiduciary responsibility of Tocqueville to preserve and maximize the client’s long-term economic value. In the event the Committee determines that the adoption of a proposal would have a negative economic impact on the corporation, the financial impact will determine the vote recommendation resulting in instances where the vote is not in strict adherence to the guideline.

In formulating a voting policy guideline the Committee will primarily research the topic internally through information extracted from corporate governance studies, security analysts’ reports, educational articles, and analysis of management and shareholder proposals by independent research consultants as well as seminars pertaining to the subject matter.

Membership of the Committee shall be the President, the Chief Compliance Officer and, upon request, the Senior Portfolio Managers of Tocqueville.

Electronic Voting

To assist in the physical act of voting proxies; to ensure the timely receipt of all proxy statements, solicitations and voting cards pertaining to a particular security; to provide an affirmation that all client accounts are being voted; and to enhance the accuracy and ensure the uniformity of proxy voting record keeping, Tocqueville contracts the proxy voting services of Institutional Shareholder Services (“ISS”). As a result, Tocqueville has authorized and delegated the mechanics of voting to a professional voting agent thus further reducing the possibility of error and confusion. Most clients for which Tocqueville has proxy voting authority, whether institutional or individual, and its equity holdings are registered into the ISS voting system to facilitate electronic voting. This is designed to result in the preparation and voting of a single proxy card reflecting the total of all shares owned by Tocqueville clients. It also provides the data foundation to create a record of the proxy votes entered for each client in conformance with SEC Rule 275.204-2(c)(2)(iii). In addition it provides the data foundation for the preparation of any proxy voting reports required for Form P-NX and requested by certain institutional clients, Fund shareholders, governmental agencies or interested persons.

Staff Responsibilities and Procedures

☐ Proxy voting responsibility is delegated to the chief compliance officer and the Tocqueville operations administrative staff.

Receipt & Reconciliation

☐ Any materials pertaining to the proxy voting process and the annual meeting, including but not limited to the annual report, the proxy statement, the proxy voting card and any proxy solicitation material, of any corporate security owned by a Tocqueville client, received by Tocqueville is directed to ISS.

☐ An operations assistant monitors the ISS system for the meeting date, the record date and the voting timeframe.

☐ Operations staff provides ISS with Tocqueville Funds and Tocqueville client portfolio database a list of all holdings in all securities on at least a weekly data feed, and ideally, a daily data feed. Using this data, ISS reconciles the Tocqueville holdings list of total shares held with the total cited on the proxy ballot.

☐ Any discrepancy will be resolved with an operations assistant prior to further processing of the ballot.

Issue Review & Vote Recommendation

☐ The chief compliance officer monitors news article, analysts’ reports, business journals and conference calls for information pertaining to portfolio corporations and maintains a record of any reporting deemed of significance to Tocqueville in its proxy voting process.

☐ Underlying the proxy voting policies of Tocqueville is the fundamental principle that the financial performance of the corporation and its impact on shareholder value is the primary consideration in voting in the best interest of the client. From time to time this will require financial analysis of the company (ies) involved. In such circumstance, ISS will issue an alert to Tocqueville and the proxy materials will be made available to a specific portfolio manager with a request that such an analysis be undertaken. The ultimate vote cast will represent the analysis’ conclusion that value to our clients is best achieved if management pursues a particular course of action.

☐ After review and analysis of the proposals or resolutions to be voted on, ISS votes the ballot(s) in accordance with the Tocqueville Proxy Voting Policy Guidelines.

☐ Voting ERISA client proxies is a fiduciary act of plan asset management to be performed by the investment adviser (Tocqueville), unless the voting right has been retained by the named fiduciary of the plan. No ERISA client of Tocqueville has retained proxy voting rights. Further, pursuant to the investment advisory agreement with individual clients, Tocqueville has been granted sole authority to vote all proxies with respect to the securities in the account. The client may withdraw this authority at any time as well as, under certain limited circumstances, instruct Tocqueville as to the direction of the proxy vote in any individual case.

In the event the issue presented in a resolution is not yet the subject of the Proxy Voting Policy Guidelines or presents a unique perspective in contradiction of the Guidelines, ISS will alert Tocqueville to this fact. The chief compliance officer, in his discretion, may cast an abstain vote or bring the issue with a proposed guideline or voting recommendation to the attention of the President for further review and consideration. The President may either establish a guideline to address the issue presented, vote that particular issue without establishing a guideline, or direct an abstain vote. If a guideline is not established, the basis for the vote on the issue shall be noted in the proxy voting records.

☐ In the event that authority to vote the proxies for a client has not been delegated to Tocqueville or, as authorized by the advisory contract, a client has instructed Tocqueville how to vote the client proxy in an individual case, these voting instruction exceptions will be reported to ISS. Without such a notation, the proxy shall be voted the same for all clients.

Casting & Confirmation of the Vote

☐ The proxy voting ballot(s) is cast via ISS electronic voting system. In addition, a confirmation of this vote is included in the proxy information database at ISS.

☐ Any ballots received in hardcopy form are faxed to ISS for voting and reporting, and the originals are retained by Operations staff.

All materials pertaining to the proxy vote on any corporate security, including but not limited to the corporate annual report (if provided), the proxy statement, the executed ballot and proxy solicitation materials are maintained electronically in the ISS database in accordance with SEC Rule 275.204-2(e)(1). Any internal memoranda pertaining to a particular vote shall be retained at the Tocqueville offices.

Conflicts of Interest

Although highly unlikely and consciously avoided, there is the potential for a material conflict of interest to arise between Tocqueville and the interest of its clients in the proxy voting process. Should a material conflict of interest arise it shall be resolved in a manner that is in the best interest of the clients.

☐ Historically the business interests of the Tocqueville have not resulted in a situation where it was pressured to vote in a manner that was not in the best interest of the client owners. Yet it is understood that the value of a business relationship could possibly create a material conflict. In the event that the possibility of such a conflict of interest is identified, the Committee will determine whether to engage in one of the following courses of action.

•
Disclose the nature and extent of the conflict to client(s) affected, and seek guidance from the client(s) on how that particular corporate proxy should be voted on their behalf. A notation will be entered in the proxy voting records explaining the conflict and the client directed vote.

•	Disclose the nature and extent of the conflict, advise the clients of the intended vote and await client consent to vote in that manner.
•	Vote in accordance with the pre-determined policy guideline without discretion, thus effectively negating the conflict.

☐ In the event a Tocqueville client is the proponent of a shareholder proposal or a candidate in a proxy contest that is opposed by the corporate management, the Committee will review and analyze the proposal pursuant to the Guidelines and vote the shares of the other Tocqueville clients as determined to be in their best economic interest. However, the client proponent of the proposal will be permitted to vote the proxy on the shares owned by that client. A notation will be entered in the proxy voting records explaining this situation.

☐ In the event a Tocqueville officer or employee has a personal or business relationship with participants in a proxy contest, corporate directors or candidates for corporate director being voted on by Tocqueville, that officer or employee will be prohibited from any participation in the voting process for that particular company.

☐ Ownership by Tocqueville officers or employees of corporate shares is not a conflict of interest resulting in exclusion from the participation in the voting process. However, the personal views of the officer or employee in voting their individual shares shall neither influence nor affect the voting of shares by Tocqueville in accordance with the Proxy Voting Procedures and Policy Guidelines.

Proxies That Will Not Be Voted

Although relatively a rare occurrence, there may be circumstances (especially with international holdings) when the cost of exercising the proxy vote or unique voting restrictions outweigh the beneficial consequence of the resolution being voted on. As a result, Tocqueville generally will not endeavor to vote proxies whenever:

☐ The proxy materials are written in language other than English and no translation has been provided

☐ The proxy voting process of the foreign jurisdiction involved requires personal attendance or the retention of a representative for fee or the appointment of a local power of attorney in order to cast a vote

☐ The proxies are subject to share blocking restrictions

☐ The underlying security is on loan requiring that it be recalled in order to vote if the holdings are deminimis or the vote relates to a routine matter

Proxy Voting Record Retention & Availability

Records Retained

Consistent with SEC Rule 204-2(c)(2), Tocqueville has identified the following records and materials pertaining to the proxy voting process that have been retained and preserved in accordance with the SEC directive. These may be retained in either hardcopy at Tocqueville or accessed in electronic format from ISS.

☐ The Proxy Voting Procedures and Policy Guidelines of Tocqueville

☐ For every corporate security in the firm portfolio:

i. the annual report of the company (if provided)

ii. the proxy statement (if provided) pertaining to the annual or special meeting at which a vote of shareholders is to be recorded

iii. the Tocqueville client record date holder list

iv. any written proxy solicitation materials submitted and received in addition to the corporate proxy statement by either management or the proponent of the proposal or someone seeking to solicit support or votes on behalf of either management or the proponent

v. any memoranda or notes prepared by Tocqueville that were material to making a decision in the course of exercising a proxy voting for client securities and,

vi. the ISS proxy ballot summary as marked by the chief compliance officer, when necessary, reflecting a vote “for, against or abstain” on each proposal presented.

In the event of a contested election or proposal, the proxy statement of each proponent shall be retained but only the proxy card actually used to vote shall be made a part of the hardcopy file.

☐For client accounts governed by ERISA, a report is generated on a quarterly, semi-annual or annual basis, depending on the preference and instruction of the ERISA client. The client will specify the information desired in such a report that may include the date and type of meeting; the name of the issuer; the issues being voted on; the shares voted; the record date for the meeting; and, the vote cast.

☐ A record of each client request for the Proxy Voting Procedures and Policy Guidelines or for information pertaining to the proxy voting for that client’s securities. If the request is written or by email, a copy of the request and the Tocqueville written response shall constitute the record. If the request is a verbal communication, a memorandum shall be prepared as the record noting, at a minimum, a) the name of the client, b) the date of the request and, c) the date and extent of the Tocqueville response. The original of any request and a copy of the Tocqueville response will be retained in a separate file of such correspondence. In addition a copy of both the request and the response will be made a part of the client’s individual file within the Tocqueville record-keeping system.

☐ In accordance with SEC Rule 30b1-4, for proxies voted by Tocqueville pursuant to the delegation of such authority by registered investment companies, Form N-PX shall be used to annually report the proxy voting record for the most recent twelve-month period ending June 30. A separate Form N-PX shall be filed on behalf of each registered investment company client and shall include the following information:

i. name of the issuer
ii. exchange ticker
iii. CUSIP, if easily available

iv. shareholder meeting date
v. brief description of the issue being voted on
vi. whether the matter was proposed by the issuer or a shareholder
vii. how the fund cast its vote on the matter, and
viii. whether the vote was cast for or against management’s recommendation

Availability of Records

☐ The Proxy Voting Procedures and Policy Guidelines of Tocqueville are available, upon request, to any client or perspective client of the firm.

☐ A record of proxy votes cast on behalf of a client is available, upon request, to that particular client for whose securities the votes were cast.

☐ Form N-PX pertaining to any registered investment company for which Tocqueville has been delegated proxy voting responsibility shall be available upon request, within three days of such request.

☐ A request for the current Policy Guidelines or individual Tocqueville client proxy voting records may be submitted in writing to the address of the Tocqueville offices (40 West 57th Street, 19th fl., New York, NY 10019), by email via the Tocqueville website mailbox (www.tocqueville.com) or verbally to the proxy unit of Tocqueville operations by calling toll-free 1-800-355-7307. All such requests will be routed to the chief compliance officer who shall respond in writing and provide a copy of the materials requested as appropriate.

☐ On an annual basis, the client accounts that are governed by ERISA will be provided a summary of the current Policy Guidelines and, in accordance with the client’s preference and instruction, on a quarterly, semi-annual or annual basis provided a written report of the proxy votes that were cast on behalf of the client.

☐ A request for the current Policy Guidelines used by Tocqueville in voting proxies on behalf of any registered investment company and/or a copy of Form N-PX may be submitted by calling toll-free 1-800-355-7307. Tocqueville does not offer Form N-PX via its website; however, it is available on the SEC website at www.sec.gov. In response to requests submitted to Tocqueville, a copy of Form N-PX will be provided within three business days of receipt of the request by first class mail.

☐ As a general policy, other than as prescribed by SEC Rule, Tocqueville does not disclose the proxy vote record of any client to third parties or to the public.

Duration of Retention

In conformance with SEC Rule 204-2(e)(1), all proxy voting material and records described in further detail herein will be retained in either hardcopy form in the Tocqueville offices for a period of not less than five (5) years or accessible in electronic format from the proxy voting database of ISS. Annually, operations assistant will extract the hardcopy materials that have been retained at Tocqueville for the prerequisite five (5) year period and discard these materials.

To provide added protection against unintentional destruction or discarding, a record of all proxy votes will be maintained in electronic format on disk and stored at a site away from the Tocqueville offices, in conformance with SEC Rule 204-2(g) that authorizes the safeguarding of records by electronic storage media. Furthermore, a copy of any voting record from 2007 to the present is available from ISS upon reasonable notice of request.

Revision History
Procedures Adopted 06/01/03
Procedures Expanded 02/11/04
Procedures Revised 08/09/04
Procedures Revised 12/06/04
Mechanics Revised 03/01/07
Procedures Revised 02/18/08
Mechanics Clarified 02/21/09
Mechanics Clarified 01/26/12
Reporting Revised 03/26/15

APPENDIX C
Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.
Ratings of Long-Term Obligations and Preferred Stocks — The Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.
Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.
The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Moody's ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody's also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Standard & Poor's ratings of BB, B, CCC, CC, and C are considered below investment grade and are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to
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meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.  A rating of NR indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

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PART C.  OTHER INFORMATION
Item 15.          Indemnification
See (i) the Amended and Restated Declaration of Trust (the “Declaration of Trust”) of American Beacon Funds (the “Trust” or the “Registrant”), attached as Exhibit (a)(1) to Post-Effective Amendment No. 225 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-11387 and 811-04984) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2015, and (ii) the Amended and Restated Bylaws (the “Bylaws”), attached as Exhibit (b) to Post-Effective Amendment No. 310 to the Registration Statement filed with the SEC on February 28, 2018.

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)
every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof;

(ii)
the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)          No indemnification shall be provided hereunder to a Covered Person:

(i)
who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)
in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial‑type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial‑type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c)          The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)          Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

(i)	such Covered Person shall have provided appropriate security for such undertaking;

(ii)	the Trust is insured against losses arising out of any such advance payments; or

(iii)
either a majority of Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 10 of the Management Agreement provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws.  This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Tocqueville Asset Management, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser.  The indemnification in this Section shall survive the termination of this Agreement.

Section 4.2 of the Distribution Agreement provides that:

(a)  Notwithstanding anything in this Agreement to the contrary, Resolute shall not be responsible for, and the Client shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Resolute, its employees, directors, officers and managers and any person who controls Resolute within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Resolute Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Resolute Claim”):

(i)   any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement;

(ii)  any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Resolute;

(iii) any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv)  the reliance on or use by Resolute or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Client or any agent of the Client, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b)   Resolute will indemnify, defend and hold the Client and their several officers and members of their Governing Bodies and any person who controls the Client within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Client Indemnitees” and, with the Resolute Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Client Claim” and, with a Resolute Claim, a “Claim”):

(i)   any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement, provided that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement.

(ii)  any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in writing in connection with the preparation of the Registration Statement by or on behalf of Resolute; or

(iii) any material breach of Resolute’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof.

(c)   The Client or Resolute (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Resolute Claim or Client Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(d)   An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(e)   The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Resolute. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a)   Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b)   Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c)   No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d)   There are no third-party beneficiaries of this Agreement;

(e)   Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f)   The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Resolute shall look only to the assets and property of the Fund to which Resolute' s rights or claims relate in settlement of such rights or claims; and

(g)   Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to

Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item 16.          Exhibits
(1)	(a)	Amended and Restated Declaration of Trust, dated March 4, 2015, is incorporated by reference to Post-Effective Amendment No. 225 to the Registration Statement, filed June 30, 2015

(b)
Form of Certificate of Designation for American Beacon Tocqueville International Value Fund, is incorporated by reference to Post-Effective Amendment No. 319 to the Registration Statement, filed September 14, 2018 (“PEA No. 319”)

(2)
Amended and Restated Bylaws, dated February 18, 2014, amended as of November 7, 2017, is incorporated by reference to Post-Effective Amendment No. 310 to the Registration Statement, filed February 28, 2018

(3)		Voting Trust Agreements – (not applicable)

(4)		Form of Agreement and Plan of Reorganization and Termination – (filed herewith as Appendix A to the Combined Proxy Statement and Prospectus)

(5)
Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Declaration of Trust and Articles III, V, VI and XI of the Registrant’s Bylaws

(6)	(a)(i)
Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 4, 2016, is incorporated by reference to Post-Effective Amendment No. 258 to the Registration Statement, filed May 19, 2016

(a)(ii)
Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated June 23, 2016, is incorporated by reference to Post-Effective Amendment No. 269 to the Registration Statement, filed December 23, 2016 (“PEA No. 269”)

(a)(iii)
Eighth Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated December 27, 2017, is incorporated by reference to Post-Effective Amendment No. 313, filed on April 25, 2018 (“PEA No. 313”)

	(b)(i)	Form of Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Tocqueville Asset Management, L.P., is incorporated by reference to PEA No. 319

(7)	(a)
Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated  March 1, 2018, is incorporated by reference to Post-Effective Amendment No. 312 to the Registration Statement, filed March 28, 2018 (“PEA No. 312”)

(b)
Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated  March 1, 2018, is incorporated by reference to PEA No. 312

	(c)	Second Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated June

15, 2018, is incorporated by reference to PEA No. 319

(8)		Bonus, profit sharing or pension plans – (none)

(9)	(a)
Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed February 27, 1998 (“PEA No. 24”)

	(b)	Amended and Restated Schedule D to the Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 28, 2017, is incorporated by reference to PEA No. 313

(10)		Amended and Restated Plan Pursuant to Rule 18f-3, dated November 4, 2016, is incorporated by reference to PEA No. 269

(11)		Opinion of Counsel as to the Legality of Shares Being Registered – (filed herewith)

(12)		Opinion of Counsel on Tax Matters – (to be filed by subsequent amendment)

(13)		Other Material Contracts

	(a)(i)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998, is incorporated by reference to PEA No. 24

(a)(ii)
Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002, is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement, filed February 28, 2003

(a)(iii)
Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004, is incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement, filed March 1, 2007

	(a)(iv)	Amendment to Transfer Agency and Service Agreement, dated January 17, 2017, is incorporated by reference to Post-Effective Amendment No. 278 to the Registration Statement, filed February 28, 2017

	(a)(v)	Amendment to Transfer Agency and Service Agreement, dated September 11, 2017, is incorporated by reference to Post-Effective Amendment No. 298 to the Registration Statement, filed September 15, 2017

	(a)(vi)	Amendment to Transfer Agency and Service Agreement, dated October 16, 2017, is incorporated by reference to Post-Effective Amendment No. 303 to the Registration Statement, filed November 14, 2017

(a)(vii)
Amendment to and Assignment of Transfer Agency and Service Agreement from State Street Bank and Trust Company to Boston Financial Data Services, Inc. dated September 5, 2017, is incorporated by reference to PEA No. 313

	(a)(viii)	Amendment to Transfer Agency and Service Agreement, dated July 30, 2018, is incorporated by reference to PEA No. 319

(b)(i)
Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated March 1, 2005, is incorporated by reference to Post-

Effective Amendment No. 97 to the Registration Statement, filed December 30, 2010 (“PEA No. 97”)

(b)(ii)
Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated December 7, 2010, is incorporated by reference to PEA No. 97

(b)(iii)
Third Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated February 3, 2012, is incorporated by reference to Post-Effective Amendment No. 129 to the Registration Statement, filed February 3, 2012

(b)(iv)
Seventh Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated August 28, 2013, is incorporated by reference to Post-Effective Amendment No. 166 to the Registration Statement, filed September 20, 2013

(b)(v)
Eighth Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated July 7, 2014, is incorporated by reference to Post-Effective Amendment No. 203 to the Registration Statement, filed August 20, 2014

(b)(vi)
Ninth Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated February 11, 2016, is incorporated by reference to PEA No. 269

(b)(vii)
Tenth Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated March 22, 2017, is incorporated by reference to Post-Effective Amendment No.291 to the Registration Statement, filed May 26, 2017

(c)
Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009, is incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement, filed August 3, 2009

	(d)	Form of Fee Waiver/Expense Reimbursement Agreement for American Beacon Tocqueville International Value Fund, is incorporated by reference to PEA No. 319

(14)		Consent of Independent Registered Public Accounting Firm – (filed herewith)

(15)		Financial Statements Omitted Pursuant to Item 14(a)(1) – (not applicable)

(16)		Powers of Attorney – (filed herewith)

(17)		Other Exhibits

	(a)	Form of Proxy Card – (filed herewith)

Item 17.                 Undertakings
(1)          The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)          The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)          The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the Combined Proxy Statement and Prospectus in a Post-Effective Amendment to this Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), the Registrant certifies that this Amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 1 to its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas on the 9th day of November, 2018.

AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Gene L. Needles, Jr.	President (Principal Executive Officer)	November 9, 2018
Gene L. Needles, Jr.

/s/ Melinda G. Heika	Treasurer (Principal Financial Officer and Principal Accounting Officer)	November 9, 2018
Melinda G. Heika

Gilbert G. Alvarado*	Trustee	November 9, 2018
Gilbert G. Alvarado

Joseph B. Armes*	Trustee	November 9, 2018
Joseph B. Armes

Gerard J. Arpey*	Trustee	November 9, 2018
Gerard J. Arpey

Brenda A. Cline*	Trustee	November 9, 2018
Brenda A. Cline

Eugene J. Duffy*	Trustee	November 9, 2018
Eugene J. Duffy

Alan D. Feld*	Trustee	November 9, 2018
Alan D. Feld

Claudia A. Holz*	Trustee	November 9, 2018
Claudia A. Holz

Douglas A. Lindgren*	Trustee	November 9, 2018
Douglas A. Lindgren

Richard A. Massman*	Chairman and Trustee	November 9, 2018
Richard A. Massman

Barbara J. McKenna*	Trustee	November 9, 2018
Barbara J. McKenna

R. Gerald Turner*	Trustee	November 9, 2018

R. Gerald Turner

*By	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

EXHIBIT INDEX

Type:	Description:
99.(11)	Opinion of Counsel as to the Legality of Shares Being Registered
99.(14)	Consent of Independent Registered Public Accounting Firm
99.(16)	Powers of Attorney
99.(17)(a)	Form of Proxy Card